PARTICIPATION AGREEMENT


                          Dated as of February 29, 1996

                                      among


                       OLD DOMINION ELECTRIC COOPERATIVE,


                      STATE STREET BANK AND TRUST COMPANY,
                      not in its individual capacity except
                        as expressly provided herein, but
                             solely as Owner Trustee


                      FIRST UNION NATIONAL BANK OF FLORIDA


                                       and

                           UTRECHT-AMERICA FINANCE CO.




                        Clover Unit 1 Generating Facility
                                       and
                                Common Facilities



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                                TABLE OF CONTENTS
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                                                                                                               Page
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SECTION 1.        DEFINITIONS; INTERPRETATION OF THIS PARTICIPATION
                  AGREEMENT.....................................................................................  1
                  SECTION 1.1.       DEFINITIONS................................................................  1
                  SECTION 1.2.       DIRECTLY OR INDIRECTLY.....................................................  2

SECTION 2.        PARTICIPATION; CLOSING DATE; TRANSACTION COSTS................................................  2
                  SECTION 2.1.       AGREEMENTS TO PARTICIPATE..................................................  2
                  SECTION 2.2.       CLOSING DATE; PROCEDURE FOR PARTICIPATION..................................  3
                  SECTION 2.3.       OWNER PARTICIPANT'S INSTRUCTIONS TO THE OWNER TRUSTEE......................  4
                  SECTION 2.4.       TRANSACTION COSTS..........................................................  5

SECTION 3.        REPRESENTATIONS, WARRANTIES AND CERTAIN
                  AGREEMENTS....................................................................................  5
                  SECTION 3.1.       REPRESENTATIONS AND WARRANTIES OF THE OWNER TRUSTEE AND
                                     THE TRUST COMPANY..........................................................  5
                  SECTION 3.2.       REPRESENTATIONS AND WARRANTIES OF THE OWNER
                                     PARTICIPANT................................................................  7
                  SECTION 3.3.       REPRESENTATIONS AND WARRANTIES OF OLD DOMINION.............................  8
                  SECTION 3.4.       REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF EACH
                                     LENDER..................................................................... 13
                  SECTION 3.5.       REPRESENTATIONS AND WARRANTIES OF THE AGENT................................ 14

SECTION 4.        CLOSING CONDITIONS............................................................................ 14
                  SECTION 4.1.       OPERATIVE DOCUMENTS........................................................ 14
                  SECTION 4.2.       EQUITY INVESTMENT; LOANS................................................... 15
                  SECTION 4.3.       PLEDGED COLLATERAL......................................................... 15
                  SECTION 4.4.       DEPOSIT.................................................................... 15
                  SECTION 4.5.       RESERVED................................................................... 15
                  SECTION 4.6.       RESERVED................................................................... 15
                  SECTION 4.7.       CERTIFIED COPIES........................................................... 15
                  SECTION 4.8.       CORPORATE DOCUMENTS........................................................ 15
                  SECTION 4.9.       NO DEFAULTS................................................................ 15
                  SECTION 4.10.      NO THREATENED PROCEEDINGS.................................................. 15
                  SECTION 4.11.      CONSENTS................................................................... 16
                  SECTION 4.12.      GOVERNMENTAL ACTIONS....................................................... 16
                  SECTION 4.13.      INSURANCE.................................................................. 16
                  SECTION 4.14.      ENGINEERING REPORT......................................................... 16
                  SECTION 4.15.      SURVEY..................................................................... 16
                  SECTION 4.16.      APPRAISAL.................................................................. 17
                  SECTION 4.17.      INVESTMENT BANKING OPINION................................................. 17
                  SECTION 4.18.      OPINION WITH RESPECT TO CERTAIN TAX ASPECTS................................ 17
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                  SECTION 4.19.      OPINION OF COUNSEL......................................................... 17
                  SECTION 4.20.      RECORDINGS AND FILINGS..................................................... 17
                  SECTION 4.21.      LETTER AS TO OFFEREES...................................................... 17

SECTION 5.        CERTAIN COVENANTS OF THE OWNER PARTICIPANT.................................................... 18
                  SECTION 5.1.       RESTRICTIONS ON TRANSFER OF BENEFICIAL INTEREST............................ 18
                  SECTION 5.2.       OWNER PARTICIPANT'S LIENS.................................................. 19
                  SECTION 5.3.       AMENDMENTS OR REVOCATION OF TRUST AGREEMENT................................ 19
                  SECTION 5.4.       TRUST ESTATE............................................................... 19
                  SECTION 5.5.       APPOINTMENT OF SUCCESSOR OWNER TRUSTEE OR CO-TRUSTEES...................... 19

SECTION 6.        COVENANTS OF THE TRUST COMPANY AND THE OWNER
                  TRUSTEE....................................................................................... 20
                  SECTION 6.1.       COMPLIANCE WITH THE TRUST AGREEMENT........................................ 20
                  SECTION 6.2.       LESSOR'S LIENS............................................................. 20
                  SECTION 6.3.       AMENDMENTS TO OPERATIVE DOCUMENTS.......................................... 20
                  SECTION 6.4.       TRANSFER OF THE LESSOR'S UNIT 1 INTEREST................................... 20
                  SECTION 6.5.       TRUST ESTATE............................................................... 20
                  SECTION 6.6.       LIMITATION ON INDEBTEDNESS AND ACTIONS..................................... 20
                  SECTION 6.7.       CHANGE OF LOCATION......................................................... 21

SECTION 7.        COVENANTS OF OLD DOMINION..................................................................... 21
                  SECTION 7.1.       MAINTENANCE OF CORPORATE EXISTENCE......................................... 21
                  SECTION 7.2.       MERGER, CONSOLIDATION, SALE OF ASSETS...................................... 21
                  SECTION 7.3.       NOTICE OF CHANGE IN ADDRESS OR NAME........................................ 22
                  SECTION 7.4.       EXERCISE OF EARLY PURCHASE OPTION UNDER POLLUTION
                                     CONTROL ASSETS LEASE....................................................... 22
                  SECTION 7.5.       DELIVERY OF FINANCIAL STATEMENTS AND NO DEFAULT
                                     CERTIFICATE................................................................ 22
                  SECTION 7.6.       QUALIFYING SECURITY. ...................................................... 23
                  SECTION 7.7.       QUALIFYING LETTER OF CREDIT................................................ 23
                  SECTION 7.8.       INFORMATION CONCERNING CLOVER UNIT 1.  .................................... 24
                  SECTION 7.9.       FURTHER ASSURANCES......................................................... 24
                  SECTION 7.10.      POLLUTION CONTROL ASSETS LEASE............................................. 24
                  SECTION 7.11.      LOAN CERTIFICATES.......................................................... 24
                  SECTION 7.12.      TAX TREATMENT OF BASIC RENT AND FOUNDATION BASIC RENT...................... 25

SECTION 8.        OLD DOMINION'S INDEMNIFICATIONS............................................................... 25
                  SECTION 8.1.       GENERAL INDEMNITY.......................................................... 25
                  SECTION 8.2.       GENERAL TAX INDEMNITY...................................................... 30
                  SECTION 8.3.       SURVIVAL................................................................... 39

SECTION 9.        OLD DOMINION'S RIGHT OF QUIET ENJOYMENT....................................................... 39



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
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SECTION 10.       SUPPLEMENTAL FINANCING; LOAN PREPAYMENTS AND
                           REFINANCINGS......................................................................... 39
                  SECTION 10.1.      FINANCING NONSEVERABLE MODIFICATIONS....................................... 39
                  SECTION 10.2.      MANDATORY PREPAYMENT OF SERIES B LOAN CERTIFICATE;
                                     ADDITIONAL LOAN CERTIFICATES TO REFINANCE MANDATORY
                                     PREPAYMENT OF SERIES B LOAN CERTIFICATE.................................... 41
                  SECTION 10.3.      OPTIONAL REFINANCING....................................................... 43
                  SECTION 10.4.      REFINANCING COSTS.......................................................... 43

SECTION 11.       CONVEYANCE OF TITLE TO RETAINED ASSETS........................................................ 43

SECTION 11A.      SUBSTITUTE SECURITY FOR PAYMENT UNDERTAKING
                  AGREEMENT..................................................................................... 45

SECTION 12.       MISCELLANEOUS................................................................................. 46
                  SECTION 12.1.      CONSENTS................................................................... 46
                  SECTION 12.2.      BANKRUPTCY OF TRUST ESTATE................................................. 46
                  SECTION 12.3.      AMENDMENTS AND WAIVERS..................................................... 46
                  SECTION 12.4.      NOTICES.................................................................... 46
                  SECTION 12.5.      SURVIVAL................................................................... 48
                  SECTION 12.6.      SUCCESSORS AND ASSIGNS..................................................... 48
                  SECTION 12.7.      BUSINESS DAY............................................................... 48
                  SECTION 12.8.      GOVERNING LAW.............................................................. 48
                  SECTION 12.9.      SEVERABILITY............................................................... 49
                  SECTION 12.10.     COUNTERPARTS............................................................... 49
                  SECTION 12.11.     HEADINGS AND TABLE OF CONTENTS............................................. 49
                  SECTION 12.12.     LIMITATIONS OF LIABILITY................................................... 49
                  SECTION 12.13.     CONSENT TO JURISDICTION.................................................... 50
                  SECTION 12.14.     FURTHER ASSURANCES......................................................... 50
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                                                   iii


Attachments to Participation Agreement:

Appendix A        -        Definitions

Schedule 1        -        Transaction Costs
Schedule 2        -        Recordings and Filings

Exhibit A         -        Form of Trust Agreement
Exhibit B         -        Form of Equipment Head Lease
Exhibit C         -        Form of Foundation Head Lease
Exhibit D         -        Form of Option Agreement
Exhibit E         -        Form of Clover Agreements Assignment
Exhibit F         -        Form of Equipment Operating Lease
Exhibit G         -        Form of Foundation Operating Lease
Exhibit H         -        Form of Loan Agreement
Exhibit I         -        Form of Leasehold Mortgage
Exhibit J         -        Form of Pledge Agreement
Exhibit K         -        Form of Deposit Agreement
Exhibit L         -        Form of Deposit Pledge Agreement
Exhibit M         -        Form of Tax Indemnity Agreement
Exhibit N         -        Form of Second Severance Agreement
Exhibit O         -        Form of Assumption Agreement
Exhibit P         -        Form of Guaranty
Exhibit Q         -        Form of Payment Undertaking Agreement
Exhibit R         -        Form of Payment Undertaking Pledge Agreement

                             PARTICIPATION AGREEMENT

         This PARTICIPATION AGREEMENT, dated as of February 29, 1996 (this "Participation Agreement" or this "Agreement"), among (i) OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (herein together with its successors and assigns, called "Old Dominion"), (ii) STATE STREET BANK AND TRUST COMPANY, a state-chartered trust company organized and existing under the laws of the Commonwealth of Massachusetts, not in its individual capacity, except as expressly provided herein, but solely as trustee under the Trust Agreement (as hereinafter defined) (herein in such capacity, together with its successors and assigns, called the "Owner Trustee" and herein in its individual capacity, together with its successors and assigns, called the "Trust Company"), (iii) FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, as Owner Participant (herein in such capacity, together with its successors and assigns, called the "Owner Participant"), and (iv) UTRECHT-AMERICA FINANCE CO., a Delaware corporation, as Lender (herein in such capacity, together with its successors and assigns, called the "Original Lenders") and as Agent for the Lenders (herein in such capacity, together with its successors and assigns, called the "Agent").


                                   WITNESSETH:

         WHEREAS, concurrently with the execution and delivery of this Participation Agreement, the Owner Participant has entered into the Trust Agreement pursuant to which the Owner Trustee agrees, among other things, to hold the Trust Estate for the benefit of the Owner Participant thereunder on the terms specified in the Trust Agreement and, subject to the terms and conditions hereof, to lease the Equipment Interest and the Foundation Interest from Old
Dominion under the Equipment Head Lease and the Foundation Head Lease, respectively, and concurrently therewith lease such Equipment Interest and Foundation Interest to Old Dominion under the Equipment Operating Lease and the Foundation Operating Lease, respectively.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


SECTION 1.        DEFINITIONS; INTERPRETATION OF THIS PARTICIPATION
                  AGREEMENT

         SECTION 1.1. DEFINITIONS. The capitalized terms used in this Participation Agreement (including the foregoing recitals) and not otherwise defined herein shall have the respective meanings specified in Appendix A hereto. All references to sections, schedules and exhibits herein are to sections, schedules and exhibits of this Participation Agreement unless otherwise indicated and the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Participation Agreement as a whole and not to any particular section or other subdivision.

         SECTION 1.2. DIRECTLY OR INDIRECTLY. Where any provision in this Participation Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.


SECTION 2.        PARTICIPATION; CLOSING DATE; TRANSACTION COSTS

         SECTION 2.1. AGREEMENTS TO PARTICIPATE. Subject to the terms and conditions of this Agreement, and in reliance on the agreements, representations and warranties made herein, the parties agree to participate in the transactions described in this Section 2.1 on the Closing Date as follows:

                  (1) The Owner Participant agrees to make an Equity Investment in the Owner Trust in an amount equal to (a) the Owner Participant's Commitment and (b) an amount sufficient to pay the Transaction Costs which the Owner Trustee is responsible to pay pursuant to Section 2.4(a) hereof.

                  (2) Subject to the rights of Virginia Power pursuant to the Clover Agreements, Old Dominion agrees to lease the Equipment Interest and Foundation Interest to the Owner Trustee, the Owner Trustee agrees to lease the Equipment Interest and the Foundation Interest from Old Dominion, and each agrees to execute and deliver the Equipment Head Lease, the Foundation Head Lease and the Clover Agreements Assignment.

                  (3) The Owner Trustee agrees to lease the Equipment Interest and the Foundation Interest to Old Dominion, Old Dominion agrees to lease the Equipment Interest and the Foundation Interest from the Owner Trustee and each agrees to execute and deliver the Equipment Operating Lease and the Foundation Operating Lease.

                  (4) Subject to the rights of Virginia Power under the Clover Agreements, Old Dominion agrees to grant an option to lease the Ground Interest to the Owner Trustee pursuant to the Option Agreement.

                  (5) The Original Lenders agree to enter into the Loan Agreement and make non-recourse secured loans to the Owner Trustee in an aggregate principal amount equal to the Original Lenders' Loan Commitments.

                  (6) The Owner Trustee agrees to enter into the Loan Agreement and issue Loan Certificates to the Original Lenders in the aggregate principal amount equal to their Loan Commitments.

                  (7) The Owner Trustee agrees to use the funds received from the Owner Participant and the Original Lenders pursuant to clauses
         (1)(a) and (5), respectively, of this Section 2.1 to pay on the Closing Date all Equipment Head Lease Basic Rent and

         Foundation Head Lease Basic Rent, which are amounts equal to the Equipment Interest Cost and Foundation Interest Cost, due under the Equipment Head Lease and the Foundation Head Lease, respectively.

                  (8)  Old  Dominion  agrees  to  pledge  certain   obligations,
         deposits and bonds to the Owner Trustee to secure its obligations under the Equipment Operating Lease and the Foundation Operating Lease.

                  (9) The Owner Participant and Old Dominion agree to enter into the Tax Indemnity Agreement.

                  (10) The Owner Trustee agrees to use the funds received from the Owner Participant pursuant to clause (1)(b) of this Section 2.1 to pay all Transaction Costs which the Owner Trustee is responsible to pay pursuant to Section 2.4(a) hereof.

         SECTION 2.2.      CLOSING DATE; PROCEDURE FOR PARTICIPATION.

                (a) CLOSING DATE. The closing of the transactions contemplated hereby (the "Closing") shall take place at 10:00 a.m., New York City time, on the Scheduled Closing Date or such other date as the parties hereto shall mutually agree (the "Closing Date"), at the offices of Orrick, Herrington & Sutcliffe, 666 Fifth Avenue, New York, New York 10103.

                (b) PROCEDURES FOR FUNDING. Unless the Closing Date shall have been postponed pursuant to Section 2.2(c), the Owner Participant and the Original Lenders shall make the amount of their Commitments available to the Owner Trustee not later than 10:00 a.m., New York City time, on the Scheduled Closing Date, by transferring or delivering such amount, in funds immediately available on the Closing Date, to:

                  Bank of New York
                  ABA #:  021-0000-18
                  For further credit to
                  Rabobank Nederland, New York Branch
                  ABA #:  802-6002-533
                  For further credit to

                  State Street Bank and Trust Company
                  Boston, Massachusetts
                  ABA #:  011-0000-28
                  For credit to account No. 9900-314-7
                  Attention:  Raeann Trocchi
                  For further credit to Old Dominion/First Union Account

                (c) POSTPONEMENT OF THE CLOSING. The Scheduled Closing Date may be postponed from time to time for any reason if Old Dominion gives the Owner Participant, the Owner Trustee, the Original Lenders and the Agent telex, telegraphic, facsimile or telephonic (confirmed in writing) notice of such postponement and notice of the date to which the Closing has been postponed, such notice of postponement to be received by each party no later than 10:00 a.m., New York City time, on the originally Scheduled Closing Date. If, prior to receipt of a postponement notice under this Section 2.2(c), any Participant shall have provided funds in accordance with Section 2.2(b), such funds shall be returned to such Participant, as soon as reasonably practicable but in no event later than the second Business Day following the Scheduled Closing Date, unless such Participant shall have otherwise directed. All funds made available pursuant to Section 2.2(b) will be held by the Owner Trustee in trust for the Participant who provided such funds and shall not be part of the Collateral or the Trust Estate, shall be invested by the Owner Trustee in accordance with clause (d) below and such funds shall remain the sole property of such Participant unless and until applied to pay the Equipment Head Lease Basic Rent and Foundation Head Lease Basic Rent or returned to the applicable Participant, as provided in this Agreement.

         (d) INVESTMENT OF FUNDS. If on the Scheduled Closing Date a Participant has made its Commitment available to the Owner Trustee in accordance with
Section 2.2(b), the Closing does not occur on such date and the Owner Trustee is unable to return such funds to the Participants who made them available, the Owner Trustee shall, subject to Section 2.2(c) above, use reasonable efforts to invest such funds from time to time at Old Dominion's expense and risk in interest bearing deposit accounts at the Trust Company or repurchase agreements backed by U.S. government securities until such funds can be returned to the Participants. Subject to payment for the account of the relevant Participant of any reimbursement for loss of use of funds due to it at the Applicable Rate, any net gain realized on the investment of such funds (including interest) shall be paid to Old Dominion by the Owner Trustee on the earlier of (i) the date such funds are returned to the Participants pursuant to Section 2.2(c) and (ii) the Closing Date. The Owner Trustee shall not be liable for any interest on or loss resulting from such investments and, if such funds are utilized to pay Equipment Head Lease Basic Rent and Foundation Head Lease Basic Rent on the Closing Date, Old Dominion shall reimburse the Owner Trustee for any net loss realized on the investment of such funds. Old Dominion shall reimburse the Participants on the Closing Date for any net loss realized on the investments of such funds. In order to obtain funds for payment of the Equipment Head Lease Basic Rent and Foundation Head Lease Basic Rent or to return funds made available to the Owner Trustee by any Participant, the Owner Trustee is authorized to sell any investments or obligations purchased as aforesaid.

         (e) EXPIRATION OF COMMITMENTs. The obligation of the Owner Participant to make its Equity Investment and the obligations of the Original Lenders to make the Loans shall expire at 11:59 p.m., New York City time, on March 31, 1996. If the Closing Date has not occurred on or before March 31, 1996, the parties hereto shall have no obligation under this Agreement.

         SECTION 2.3. OWNER PARTICIPANT'S INSTRUCTIONS TO THE OWNER TRUSTEE. (a) The Owner Participant agrees that the making available to the Owner Trustee of the amount of its Commitment in accordance with the terms of Section 2.2 shall constitute, without further act, authorization and direction by the Owner
Participant to the Owner Trustee, subject, on the Closing Date, to the conditions set forth in Section 4 having been fulfilled to the satisfaction of the Owner Participant or waived by the Owner Participant, to take the actions specified in Section 3.01 of the Trust Agreement.

         (b) The Owner Participant agrees that the authorization by the Owner Participant or its counsel to release to Old Dominion the Owner Participant's Commitment shall constitute, without further act, notice and confirmation that all conditions set forth in Section 4 were either met to the satisfaction of the Owner Participant or, if not so met, were waived by the Owner Participant.

         SECTION 2.4.      TRANSACTION COSTS.

         (a) If the transactions contemplated by this Participation Agreement are consummated, (x) the Owner Trustee will promptly pay, with funds provided by the Owner Participant, all Transaction Costs identified by the Closing Date and reflected on Schedule 1 hereto and all Transaction Costs referred to in clauses
(ii), (ix) and (xii) of the definition of Transaction Costs identified following the Closing Date and (y) Old Dominion will pay all other Transaction Costs, whether identified before or after the Closing Date and whether or not reflected on Schedule 1 hereto.

         (b) Following the Closing Date, Old Dominion will be responsible for the annual administration fees and expenses of the Owner Trustee under the Trust Agreement.


SECTION 3.        REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS

         SECTION 3.1. REPRESENTATIONS AND WARRANTIES OF THE OWNER TRUSTEE AND THE TRUST COMPANY. Except as set forth in the last sentence of this Section 3.1, the Trust Company, in its individual capacity, represents and warrants that, as of the Closing Date:

         (a) the Trust Company is a state-chartered trust company duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, has the corporate power and authority, as Owner Trustee and/or in its individual capacity to the extent expressly provided herein or in the Trust Agreement, to enter into and perform its obligations under the Trust Agreement and assuming due authorization, execution and delivery of the Trust Agreement by the Owner Participant, this Agreement and each of the other Operative Documents to which it is a party;

         (b) (i) the Trust Agreement has been duly authorized, executed and delivered by the Trust Company and (ii) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, the Trust Agreement constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against it in its individual capacity or as Owner Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

         (c) (i) this Agreement and each of the other Operative Documents to which the Owner Trustee is a party (other than the Trust Agreement and the Loan Certificates) have been duly authorized, executed and delivered by the Trust Company, and (ii) assuming the due authorization, execution and delivery of this Agreement and each of the other Operative Documents by each party hereto and thereto other than the Owner Trustee, this Agreement and each of the other Operative Documents (other than the Trust Agreement and the Loan Certificates) to which the Owner Trustee is a party constitute a legal, valid and binding obligation of the Owner Trustee, enforceable against the Trust Company in its individual capacity or as Owner Trustee, as the case may be, in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

         (d) upon the execution and delivery of the Loan Certificates by the Owner Trustee in accordance with the Loan Agreement and payment therefor in accordance with the terms of this Agreement, the Loan Certificates will constitute the legal, valid and binding obligations of the Owner Trustee, enforceable against the Owner Trustee in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

         (e) the execution and delivery by the Trust Company, in its individual capacity or as Owner Trustee, as the case may be, of this Agreement and the other Operative Documents to which it is a party, the consummation by the Trust Company, in its individual capacity or as Owner Trustee, as the case may be, of the transactions contemplated hereby and thereby, and the compliance by the Trust Company, in its individual capacity or as Owner Trustee, as the case may be, with the terms and provisions hereof and thereof, do not and will not contravene any Applicable Law of the United States of America or the
Commonwealth of Massachusetts governing the Trust Company or the banking or trust powers of the Trust Company, or the Trust Agreement, or its organizational documents or by-laws, or contravene the provisions of, or constitute a default by the Trust Company under, or result in the creation of any Lessor's Lien upon the Trust Estate or any indenture, mortgage or other material contract, agreement or instrument to which the Trust Company is a party or by which the Trust Company or its property is bound; PROVIDED, HOWEVER, that no representation is made with respect to the right, power or authority of the Trust Company or the Owner Trustee to act as operator of Clover Unit 1 following an Event of Default;

         (f) no authorization or approval or other action by, and no notice to or filing with, any Governmental Entity is required for the due execution, delivery or performance by the Trust Company of this Agreement or the other Operative Documents to which it is a party, other than any such authorization or approval or other action or notice or filing as has been duly obtained, taken or given;

         (g) there is no pending or, to the knowledge of the Trust Company, threatened action, suit, investigation or proceeding against the Trust Company either in its individual capacity or as Owner Trustee, before any Governmental Entity which, if determined adversely to it, would materially adversely affect the ability of the Trust Company, in its individual capacity or as Owner Trustee, as the case may be, to perform its obligations under the Trust Agreement, this Agreement or the other Operative Documents to which it is a party;

         (h) the Owner Trustee's right, title and interest in and to the Trust Estate is free of any Lessor's Liens attributable to the Trust Company in its individual capacity; and

         (i) its chief executive office is located at 225 Franklin Street, Boston, Massachusetts, and the place where its records concerning the Equipment Head Lease Interest, the Foundation Head Lease Interest and all its interest in, to and under all documents relating to the Trust Estate, is located at Two International Place, Boston, Massachusetts.

Notwithstanding anything to the contrary contained herein, the representations and warranties (or portion thereof as indicated) contained in clauses (c)(ii) and (d) of this Section 3.1 (to the extent they relate to the Owner Trustee) are made by the Owner Trustee in its trust capacity. Notwithstanding any provision of any Operative Document, any representation or warranty by the Owner Trustee in the Operative Documents as to the absence of Owner Participant's Liens has been made by the Owner Trustee only in its trust capacity.

         SECTION 3.2. REPRESENTATIONS AND WARRANTIES OF THE OWNER PARTICIPANT. The Owner Participant represents and warrants that, as of the Closing Date:

         (a) the Owner Participant is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America and has the corporate power and authority to enter into and perform its obligations under this Agreement, the Trust Agreement and the Tax Indemnity Agreement;

         (b) this Agreement, the Trust Agreement and the Tax Indemnity Agreement have been duly authorized, executed and delivered by the Owner Participant and assuming the due authorization, execution and delivery by each other party thereto, constitute the legal, valid and binding obligations of the Owner Participant, enforceable against the Owner Participant in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

         (c) the execution and delivery by the Owner Participant of this Agreement, the Trust Agreement and the Tax Indemnity Agreement, the consummation by the Owner Participant of the transactions contemplated hereby and thereby, and compliance by the Owner Participant with the terms and provisions hereof and thereof, do not and will not contravene any federal or Florida Applicable Law binding on the Owner Participant, or its articles of incorporation or by-laws, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than any Lien created under any Operative Document) upon the Trust Estate under any indenture, mortgage or other material contract, agreement or instrument to which the Owner Participant is a party or by which the Owner Participant or its property is bound (it being understood that no representation or warranty is being made as to any Applicable Laws relating to Clover Unit 1 or the Clover Real Estate);

         (d) no authorization or approval or other action by, and no notice to or filing with, any federal or Florida Governmental Entity is required for the due execution, delivery or performance by the Owner Participant of this Agreement, the Trust Agreement or the Tax Indemnity Agreement, other than any authorization or approval or other action or notice or filing as has been duly obtained, taken or given (it being understood that no representation or warranty is being made as to any Applicable Laws relating to Clover Unit 1 or the Clover Real Estate);

         (e) there is no pending or, to the knowledge of the Owner Participant, threatened action, suit, investigation or proceedings against the Owner Participant before any Governmental Entity which, if determined adversely to it, would materially adversely affect the Owner Participant's ability to perform its obligations under this Agreement, the Trust Agreement or the Tax Indemnity Agreement;

         (f)  the Trust Estate is free of any Owner Participant's Liens;

         (g) no part of the funds to be used by the Owner Participant to make its investment pursuant to this Agreement, directly or indirectly, constitutes or is deemed to constitute assets of any Plan; and

         (h) the Owner Participant is purchasing the Beneficial Interest to be acquired by it for its own account with no present intention of distributing such Beneficial Interest or any part thereof in any manner which would require registration under the Securities Act, but without prejudice, however, to the right of the Owner Participant at all times to sell or otherwise dispose of all or any part of such Beneficial Interest under a registration statement under the Securities Act or under an exemption from such registration available under such Act.

         SECTION 3.3. REPRESENTATIONS AND WARRANTIES OF OLD DOMINION. Old Dominion represents and warrants that, as of the Closing Date:

         (a) Old Dominion is a wholesale power supply cooperative duly organized, validly existing, and in good standing under the laws of the Commonwealth of Virginia, is duly licensed or qualified and in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its financial condition, business or operations or its ability to enter into and perform its obligations under this Agreement or any of the other Operative Documents to which it is a party, and has the corporate power and authority to carry on its business as now conducted and to enter into and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party;

         (b) this Agreement and each of the other Operative Documents to which it is a party have been duly authorized, executed and delivered by Old Dominion and, assuming the due authorization, execution and delivery by each other party thereto, constitute the legal, valid and binding obligations of Old Dominion, enforceable against Old Dominion in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity;

         (c) the execution, delivery and performance by Old Dominion of this Agreement and each of the other Operative Documents to which it is a party, the consummation by Old Dominion of the transactions contemplated hereby and thereby, and compliance by Old Dominion with the terms and provisions hereof and thereof, do not and will not contravene any Applicable Law binding on Old Dominion or its property, or its certificate of incorporation or by-laws, or contravene the provisions of, or constitute a default by Old Dominion under, or result in the creation of any Lien (except for Permitted Liens) upon the property of Old Dominion or any indenture, mortgage or other material contract, agreement or instrument to which Old Dominion is a party (including, without limitation, the Clover Agreements, the Old Dominion Indenture, the Pollution Control Assets Lease and the Conveyance and Security Agreement, dated as of December 15, 1994, between the Pollution Control Assets Lessor and Old Dominion) or by which Old Dominion or any of its property is bound;

         (d) no authorization or approval or other action by, and no notice to or filing with, any Governmental Entity is required (A) for the due execution, delivery or performance by Old Dominion of this Agreement or the other Operative Documents to which it is a party or (B) to be obtained by Old Dominion, the Owner Trustee, or the Owner Participant with respect to the use, occupancy, possession, operation, maintenance, ownership, lease, alteration or repair of Clover Unit 1 prior to termination of the Term of the Equipment Operating Lease or the Foundation Operating Lease in accordance with the Operative Documents, or, without regard to any other transactions of the Owner Participant and the Owner Trustee and assuming that neither the Owner Participant or the Owner Trustee or any Affiliate of any of them is an "electric utility" or a "public utility" or a "public utility holding company" under any Applicable Law immediately prior to the Closing, with respect to the participation by Owner Trustee or the Owner Participant in the transactions contemplated by this Agreement and the other Operative Documents, other than those which have already been duly obtained and other than (i) the FERC Order and the Virginia Commission Order which have been obtained, (ii) any action of the FERC or the Virginia Commission which may be required in connection with the substitution of Qualifying Security pursuant to Section 7.6 hereof or a Qualifying Letter of Credit, (iii) the filing by the Owner Participant and the Owner Trustee of a Form U-7D with the Securities and Exchange Commission under Rule 7(d) of the Holding Company Act, (iv) as may be required in connection with any refinancing of the Loan Certificates or the issuance of Additional Loan Certificates, (v) as may be required under Applicable Law providing for the supervision or regulation of the Owner Participant or the Owner Trustee, (vi) as may be required with respect to the Owner Participant or the Owner Trustee as a result of investing, lending or other commercial activity in which the Owner Trustee or the Owner Participant is or may be engaged other than the transactions contemplated hereby or by any of the other Operative Documents, (vii) as may be required under existing Applicable Laws to be obtained, given, accomplished or renewed from time to time in connection with the maintenance or operation of Clover Unit 1 and which are routine in nature or which cannot be obtained, or are not normally applied for, prior to the time they are required, and which Old Dominion has no reason to believe will not be timely obtained, (viii) as may be required in consequence of any transfer of ownership of the Trust Estate by the Owner Trustee or any relinquishment of use or operation of Clover Unit 1 by Old Dominion or (ix) as may be required under any Applicable Law enacted or adopted after the date hereof;

         (e) no approval or consent of Virginia Power (except as have been obtained), the Pollution Control Assets Lessor, the Indenture Trustee or any holders of Old Dominion's Bonds is required in connection with the transactions contemplated by the Operative Documents;

         (f) neither (i) consummation of the transactions to be consummated on the Closing Date, (ii) except as provided in Section 6.2 and 6.3 of the Equipment Head Lease and Section 6.2 and 6.3 of the Foundation Head Lease, the exercise by Old Dominion of the Purchase Option and the Foundation Purchase Option or the Service Contract Option on the Expiration Date or (iii) any transfer of the Beneficial Interest in accordance with Section 5.1 prior to termination of the Equipment Operating Lease or the Foundation Operating Lease, gives rise, or will give rise, to a right by Virginia Power of first refusal, or right to consent, under Section 15.02 or 15.03 of the Clover Operating Agreement or Section 17.02 or 17.03 of the Clover Ownership Agreement;

         (g) there is no pending or, to the knowledge of Old Dominion, threatened action, suit, investigation or proceeding against Old Dominion before any Governmental Entity which, if determined adversely to it, would materially adversely affect Old Dominion's financial condition, business or operations or its ability to perform its obligations hereunder or under the other Operative Documents to which it is a party;

         (h) the  insurance  (including  all related  endorsements)  required by
Section 11 of the Equipment Operating Lease and the Foundation Operating Lease is in full force and effect and all premiums thereon are current;

         (i) the chief executive office and principal place of business of Old Dominion and the office where Old Dominion will keep its corporate records concerning the Clover Unit 1, the Clover Real Estate and the Operative Documents is located at Glen Allen, Virginia;

         (j) no Event of Default, Event of Loss (other than a Regulatory Event of Loss) or event that with the passage of time or giving of notice or both would constitute an Event of Default or Event of Loss (other than a Regulatory Event of Loss) has occurred and is continuing;

         (k) no event of default or event of loss has occurred and is continuing under the Pollution Control Assets Lease;

         (l) no event of default has occurred and is continuing under the Old Dominion Indenture;

         (m) Old Dominion is not an "investment company" or an "affiliated person" of an "investment company" within the meaning of the Investment Company Act of 1940;

         (n) neither Old Dominion nor anyone authorized by it has directly or indirectly offered or sold any interest in the Beneficial Interest or the Loans or any part thereof, or in any similar security or lease, or in any security or lease the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the Beneficial Interest or the Loans or any part thereof or solicited any offer to acquire any of the same in violation of the registration requirements of Section 5 of the Securities Act. The representation and warranty in the preceding sentence is made by Old Dominion in reliance upon, and is subject to the accuracy of, the representation and warranty made by the Owner Participant in Section 3.2(h) hereof;

         (o) Old Dominion is not in default in any respect, and no condition exists that with notice or lapse of time or both would constitute a default in any respect, under the Clover Agreements or any mortgage, indenture or other material contract, agreement or instrument to which Old Dominion is a party or by which Old Dominion or its property is bound, in any such case where any such default, individually or in the aggregate, could reasonably be expected to have a material adverse effect on (i) its financial condition, business or operations or (ii) its ability to enter into and perform its obligations under this Agreement or any other Operative Document;

         (p) the Unit 1 Equipment and the Unit 1 Foundation are located on the Real Property;

         (q) Old Dominion has (i) good and valid title, as a tenant-in-common with Virginia Power to the Retained Assets free and clear of all Liens other than Permitted Liens, (ii) a valid leasehold interest, to the extent of a 50% undivided interest, in the Pollution Control Assets free and clear of all Liens other than Permitted Liens, and (iii) good and marketable title as a tenant-in-common with Virginia Power in the Clover Real Estate;

         (r) the Equipment Head Lease and the Foundation Head Lease create valid leasehold interests in favor of the Owner Trustee in the Equipment Interest and the Foundation Interest, respectively, under the laws of the Commonwealth of Virginia;

         (s) assuming that the Owner Trustee maintains possession and control over the Collateral (as defined in the Pledge Agreement) in accordance with the applicable provisions of the Uniform Commercial Code, the Pledge Agreement
creates a valid and perfected security interest in such Collateral as contemplated thereby subject to the provisions of Section 9-306 of the Uniform Commercial Code;

         (t) assuming that the Owner Trustee maintains possession and control over the Deposit in accordance with the provisions of the Deposit Agreement, the Deposit Pledge Agreement creates a valid and enforceable pledge of the Deposit as contemplated thereby;

         (u) assuming that the Loan Agreement has been duly authorized, executed and delivered by each party thereto, the Loan Agreement creates a valid (subject to the rights of quiet enjoyment of Old Dominion under Section 9 hereof and
Section 4.2 of the Equipment Operating Lease) security interest in favor of the Agent in the Equipment Interest. No filing, recording, registration or notice with any federal or state Governmental Entity is necessary to establish or, except for such filing and recording as have been made pursuant to Section 4.20 hereof and for the performance of the terms of the Loan Agreement, to perfect the Agent's security interest in the Equipment Interest;

         (v) assuming that the Leasehold Mortgage has been duly authorized, executed and delivered by each of the parties thereto, the Leasehold Mortgage creates a valid (subject to the rights of quiet enjoyment of Old Dominion under Section 9 hereof and Section 4.2 of the Foundation Operating Lease) lien in favor of the Agent for the benefit of the Original Lenders in the Foundation Interest. No filing, recording, registration or notice with any federal or state Governmental Entity is necessary to establish or, except for such filings and recordings as have been made pursuant to Section 4.20 and for the performance of the terms of the Leasehold Mortgage, to perfect the Agent's security interest in the Foundation Interest;

         (w) Old Dominion's audited financial statements for the fiscal year ended December 31, 1994, including the footnotes thereto, present fairly the consolidated financial position, results of operations and cash flow for Old Dominion as of and for the periods stated and have been prepared in conformity with GAAP on a consistent basis; and since December 31, 1994 no material adverse change has occurred in the financial condition, business or operations of Old Dominion and no event has occurred since December 31, 1994 which would materially adversely affect the ability of Old Dominion to perform its obligations under this Agreement or any other Operative Document to which it is a party;

         (x) Old Dominion owns or possesses or has obtained all material governmental franchises, licenses and permits necessary to lease or own, as the case may be, and to operate, its properties and to carry on its business as presently conducted where its ownership or lease of substantial properties or the conduct of its business requires such franchises, licenses or permits and where the failure to do so would materially adversely affect its financial condition, business or operations;

         (y) Old Dominion has filed all federal, state and local tax returns which are required to be filed by it and has paid (prior to their delinquency dates) any taxes which have become due pursuant to such returns or pursuant to any assessment received by it (other than taxes and assessments the payment of which is being contested in good faith by Old Dominion, with adequate reserves, in the aggregate, for the payment of which having been set aside on the books of Old Dominion), and Old Dominion has no Actual Knowledge of any actual or proposed deficiency or additional assessment in connection therewith which, either in any case or in the aggregate, would materially adversely affect Old Dominion's financial condition, business or operations; and any charges, accruals and reserves on the books of Old Dominion with respect to federal, state and local taxes for all open years, and for the current fiscal year, make adequate provision for any unpaid tax liabilities for such periods;

         (z) the qualification of any of the Agent, the Original Lenders, the Owner Trustee, the Trust Company or the Owner Participant for admission to do business under the laws of the Commonwealth of Virginia or any political subdivision thereof is not required in connection with the execution and delivery of the Operative Documents, the making of the Equity Investment or the Loans or, prior to termination of the Equipment Operating Lease or the Foundation Operating Lease, the performance by the Agent, any Lender, the Owner Trustee or the Owner Participant of this Agreement or any other Operative Document to which it is a party;

         (aa) Old Dominion has validly submitted to the jurisdiction of the Supreme Court of the State of New York, New York County and the United States District Court for the Southern District of New York;

         (ab) the choice by Old Dominion of the laws of the State of New York to govern this Agreement and the other Operative Documents to which Old Dominion is a party and which are expressed to be governed by the laws of the State of New York is valid and binding under the Applicable Laws of the Commonwealth of Virginia, and a court in the Commonwealth of Virginia would uphold such choice of law in a legal proceeding to enforce this Agreement and such other Operative Documents to which Old Dominion is a party brought in such court, subject to the enforceability of security documents being subject to the laws applicable to or affecting the collateral provided in respect thereof;

         (ac) the use by Old Dominion of the proceeds of the Loan Certificates and the Equity Investment will not violate or result in a violation of Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the regulations of the Federal Reserve System;

         (ad) performance by any of the Agent, any Lender, the Owner Trustee, or the Owner Participant of any action required under the Operative Documents will not violate any Applicable Law of the Commonwealth of Virginia or any political subdivision thereof;

         (ae) Clover Unit 1 was declared commercial by the Construction Management Committee under the Clover Ownership Agreement on October 6, 1995; and

         (af) Old Dominion is an "electric utility company," but is not a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Holding Company Act.

         SECTION 3.4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF EACH LENDER.
(a) Each Lender represents and warrants that, as of the Closing Date:

                  (i) no part of the funds to be used by such Lender to make its Loan and acquire its Loan Certificate pursuant to this Agreement or the Loan Agreement constitutes or is deemed to constitute assets (within the meaning of ERISA and any applicable rules or regulations thereunder) of any Plan; and

                  (ii) such Lender is making the Loans and acquiring the Loan Certificates for investment and not with a view towards any resale or distribution thereof, and neither it nor anyone authorized by it to act on its behalf has directly or indirectly offered any Loan Certificate or any interest in the Trust Estate, the Collateral, or any similar security for sale to, or solicited any offer to acquire any of the same from, anyone, it being understood that such Lender makes no representations as to actions taken by the Owner Participant, the Owner Trustee or Old Dominion or anyone acting on behalf of such Persons.

         (b) Each Lender represents, warrants and agrees that it will not transfer the Loan Certificates it holds except in a transaction constituting an exempt transaction under the Securities Act.

         SECTION 3.5. REPRESENTATIONS AND WARRANTIES OF THE AGENT. The Agent represents and warrants that, as of the Closing Date:

         (a) the Agent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to enter into and perform its obligations, as Agent, under this Agreement and the other Operative Documents to which it is a party;

         (b) this Agreement and the other Operative Documents to which it is a party have been duly authorized, executed and delivered by the Agent and assuming the due authorization, execution and delivery by each other party thereto, constitute the legal, valid and binding obligations of the Agent enforceable against the Agent in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, arrangement, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity; and

         (c) the execution, delivery and performance by the Agent of this Agreement and each of the other Operative Documents to which it is a party, the consummation by the Agent of the transactions contemplated hereby or thereby, and compliance by the Agent with the provisions hereof and thereof do not contravene any Applicable Laws binding on the Agent or its organizational documents or by-laws, or contravene the provisions of, or constitute a default by the Agent under any indenture, mortgage or other material contract, agreement or instrument to which the Agent is a party or by which the Agent or its property is bound.


SECTION 4.        CLOSING CONDITIONS

         The obligations of the Owner Participant, the Owner Trustee, the Agent, the Original Lender and Old Dominion to consummate the transactions contemplated hereby on the Closing Date shall be subject to the following conditions, except that the obligations of any Person shall not be subject to such Person's own performance or compliance.

         SECTION 4.1. OPERATIVE DOCUMENTS. On or before the Closing Date, each of the Operative Documents to be delivered at the Closing shall have been duly authorized, executed and delivered by the parties thereto in substantially the form attached as an Exhibit hereto, shall each be in full force and effect, and executed counterparts of each shall have been delivered to each of the parties hereto.

         SECTION 4.2. EQUITY INVESTMENT; LOANS. The Owner Participant shall have made the Equity Investment and the Original Lender shall have made its respective Loans available to the Owner Trustee at the place and in the manner contemplated by Section 2.

         SECTION 4.3. PLEDGED COLLATERAL. Old Dominion shall have issued the 1996 Series A Bonds and deposited the 1996 Series A Bonds and a copy of the the Bond Insurance Policy with the Owner Trustee pursuant to the Pledge Agreement.

         SECTION 4.4. DEPOSIT. Old Dominion shall have deposited funds with the Issuer in an amount sufficient to create the Deposit.

         SECTION 4.5.      RESERVED.

         SECTION 4.6.      RESERVED.

         SECTION 4.7. CERTIFIED COPIES. The Owner Participant, the Owner Trustee, the Agent and the Original Lender shall have received copies certified by the Secretary of Old Dominion of the Clover Operating Agreement, the Clover Ownership Agreement, the Old Dominion Indenture and the Pollution Control Assets Lease, and all amendments to each thereof.

         SECTION 4.8. CORPORATE DOCUMENTS. Each of the parties hereto shall have received certified copies of the by-laws and organizational documents of each of the other parties hereto (other than from the Agent and the Original Lenders), resolutions of the Board of Directors of each such other party duly authorizing the transaction and such documents and such evidence as it may reasonably request in order to establish the authority of each such other party to consummate the transactions contemplated by this Agreement, the taking of all corporate and other proceedings in connection therewith and compliance with the conditions herein or therein set forth and the incumbency of all officers signing any of the Operative Documents; the foregoing documents shall be reasonably satisfactory to the recipient.

         SECTION 4.9. NO DEFAULTS. No Event of Default, Event of Loss or event that with the passage of time or giving of notice or both would constitute an Event of Default or an Event of Loss shall have occurred and be continuing; no event of default or event of loss or event that with the passage of time or giving of notice or both would constitute an event of default or event of loss under the Pollution Control Assets Lease shall have occurred and be continuing; and no event of default or event that with the passage of time or giving of notice or both would constitute an event of default under the Old Dominion Indenture shall have occurred and be continuing.

         SECTION 4.10. NO THREATENED PROCEEDINGS. No action, suit, investigation or proceeding shall have been instituted nor shall governmental action be threatened before any Governmental Entity, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Entity at the time of the Closing Date, to set aside, restrain, enjoin or prevent the consummation of the transactions contemplated by the Operative Documents.

         SECTION 4.11. CONSENTS. All approvals and consents, if any, of (a) any trustees or holders of any indebtedness or obligations of the Transaction Parties, (b) Virginia Power and (c) the Pollution Control Assets Lessor, which are required in connection with the transactions contemplated by the Operative Documents, shall have been duly obtained and be in full force and effect and shall be in the form and substance satisfactory to the Owner Participant, the Original Lender and the Agent; and the Owner Participant, the Owner Trustee, Old Dominion, the Agent and the Original Lender shall have received a copy of such approval or consent certified by the applicable Transaction Party in the case of clause (a) or by the Secretary of Old Dominion in the case of clauses (b) or
(c).

         SECTION 4.12. GOVERNMENTAL ACTIONS. All actions, if any, required to have been taken by any Governmental Entity on or prior to the Closing Date in connection with the transactions contemplated by any Operative Documents on the Closing Date shall have been taken and all orders, permits, waivers, exemptions, authorizations and approvals of such Governmental Entities required to be in effect on the Closing Date in connection with the transactions (other than in connection with the substitution of the Qualifying Security pursuant to Section 7.6(b) or the providing of a Qualifying Letter of Credit, if required) contemplated by the Operative Documents on the Closing Date shall have been issued; and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect on the Closing Date; and the Owner Participant, the Owner Trustee, the Agent and the Original Lender shall have received a copy of any such order, permit, waiver, exemption, authorization or approval certified by the appropriate official of the Governmental Entity issuing, granting or giving such order, permit, waiver, exemption, authorization or approval.

         SECTION 4.13. INSURANCE. Insurance (including all related endorsements) complying with the requirements of Section 11 of the Equipment Operating Lease and Section 11 of the Foundation Operating Lease shall be in full force and effect and all premiums thereon shall be current. The Owner Participant, the Owner Trustee, the Original Lender and the Agent shall have received a certificate or certificates dated the Closing Date of an independent insurance broker or carrier reasonably satisfactory to such Persons specifying the types and amounts of insurance maintained pursuant to Section 11 of the Equipment Operating Lease and Section 11 of the Foundation Operating Lease, and stating that such insurance is in full force and effect, and that no notice of cancellation, non-renewal or material change in provisions has been issued.

         SECTION 4.14. ENGINEERING REPORT. Each such Person shall have received, on or before the Closing Date, a final copy of the Engineering Report prepared by the Engineer reasonably acceptable in form and substance by Owner Participant.

         SECTION 4.15. SURVEY. The Owner Participant, the Owner Trustee, the Original Lender and the Agent shall have received a current survey of the Real Property in form reasonably satisfactory to each of them.

         SECTION 4.16. APPRAISAL. The Owner Participant shall have received the Appraisal prepared by the Appraiser, reasonably satisfactory in form and substance to the Owner Participant; and the Agent shall receive a letter from the Appraiser as to the fair market value of the Lessor's Unit 1 Interest on the Closing Date.

         SECTION 4.17. INVESTMENT BANKING OPINION. The Owner Participant shall have received a satisfactory opinion of BOT or another investment banking firm reasonably acceptable to the Owner Participant to the effect that the terms and conditions for a New Loan set forth on Schedule 3 to the Equipment Operating Lease are commercially reasonable and the possibility that the New Loan at a market rate of interest will fail to be made on the Expiration Date to an independent third party lender in the event the Service Contract Option is elected, is remote.

         SECTION 4.18. OPINION WITH RESPECT TO CERTAIN TAX ASPECTS. The Owner Participant shall have received the opinion, dated the Closing Date, of Chadbourne & Parke LLP addressed to the Owner Participant, in form and substance satisfactory to the Owner Participant, containing such counsel's favorable opinion with respect to the federal income tax aspects of the transaction contemplated hereby.

         SECTION 4.19. OPINION OF COUNSEL. Each such Person shall have received an opinion, dated the Closing Date, of Orrick, Herrington & Sutcliffe, New York counsel to Old Dominion, LeClair Ryan, Virginia counsel to Old Dominion, Keith Lembo, Esq., counsel to the Owner Participant, Chadbourne & Parke LLP, New York counsel to the Owner Participant, Mays & Valentine, Virginia counsel to the Owner Participant and the Original Lender, Day, Berry & Howard, Massachusetts, counsel to the Owner Trustee, Davis Polk & Wardwell, New York, counsel to Utrecht-America, Guillermo G. Bilbao, General Counsel for the Issuer and UtrechtAmerica, DeBrauw, Blackstone & Westbroek, Dutch counsel to the Issuer, and in-house legal counsel to AMBAC, addressed to and in form and substance reasonably acceptable to such Person. Each such Person expressly consents to the rendering by its counsel of the opinion referred to in this Section 4.19 and acknowledges that such opinion shall be deemed to be rendered at the request and upon the instructions of such Person, each of whom has consulted with and has been advised by its counsel as to the consequences of such request, instructions and consent.

         SECTION 4.20. RECORDINGS AND FILINGS. All filings and recordings listed on Schedule 2 hereto shall have been duly made and all filing, recordation and other fees payable in connection therewith shall have been paid; and the filing of all precautionary financing statements under the Uniform Commercial Code of Virginia and any other mortgages, security agreements or other documents as may be reasonably requested by counsel to the Owner Participant, the Original Lender or the Agent to perfect the right, title and interest of the Owner Trustee in the Lessor's Unit 1 Interest or any part thereof or interest therein and the Liens of the Loan Agreement and the Leasehold Mortgage thereon, shall have been made.

         SECTION 4.21. LETTER AS TO OFFEREES. The Owner Participant, the Owner Trustee, Old Dominion, the Original Lender and the Agent shall have received a letter from the Advisor to the Lessee in form and substance reasonably satisfactory to each such Person with respect to the number of offerees of interests in the Beneficial Interest and the Loan Certificates and the manner of the offering of each thereof.


SECTION 5.        CERTAIN COVENANTS OF THE OWNER PARTICIPANT

         SECTION 5.1. RESTRICTIONS ON TRANSFER OF BENEFICIAL INTEREST. (a) The Owner Participant covenants and agrees that it shall not directly or indirectly assign, convey or transfer any of its right, title or interest in the Beneficial Interest without the prior written consent of Old Dominion, so long as no Event of Default has occurred and is continuing, and, so long as the Loans are outstanding, the Agent; PROVIDED, HOWEVER, that the Owner Participant may assign, convey or transfer all of its interest in the Beneficial Interest without such consent to a Person (the "Transferee") which shall assume the duties and obligations of the Owner Participant under the Operative Documents pursuant to an assumption agreement substantially in the form of Exhibit O hereto, which Transferee shall be either (i) an Affiliate of the Owner Participant which does not otherwise qualify under clause (ii) below, provided that all of the payment and performance obligations of the Transferee under the Operative Documents shall be guaranteed by the Owner Participant pursuant to a guaranty substantially in the form of Exhibit P hereto or (ii) a Person which meets, or the payment and performance obligations of which under the Operative Documents are guaranteed (pursuant to a guaranty substantially in the form of Exhibit P hereto) by a Person which meets, the following criteria: (A) the tangible net worth of the Transferee or guarantor, if any, is at least equal to $100 million; (B) the Transferee and the guarantor, if any, is a financial institution, corporation or business trust; (C) the Transferee will be a "United States person" within the meaning of 7701(a)(30) of the Code; (D) so long as no Event of Default has occurred and is continuing and except at the end of the Term of the Equipment Operating Lease if Old Dominion has not elected to exercise the Purchase Option, such Transferee is not a direct competitor of Old Dominion. Notwithstanding the foregoing, the Owner Participant covenants and agrees for the benefit of Virginia Power that it shall not directly or indirectly assign, convey or transfer any of its right, title or interest in the Beneficial Interest to a direct competitor (or an Affiliate thereof) of Virginia Power without the prior written consent of Virginia Power.

         (b) The Owner Participant shall give Old Dominion and the Agent 30 days prior written notice of such transfer, or 10 days in the case of a transfer to an Affiliate of the Owner Participant, specifying the name and address of any proposed Transferee and such additional information as shall be necessary to determine whether the proposed transfer satisfies the requirements of this
Section 5.1. All reasonable fees, expenses and charges of the Agent and Old Dominion (including reasonable attorneys' fees) in connection with any such transfer (or proposed transfer), including any of the foregoing relating to any amendments to the Operative Documents required in connection therewith, shall be paid by the Owner Participant, without any right of indemnification from Old Dominion or any other Person; PROVIDED, HOWEVER, that the Owner Participant shall have no obligation to pay such fees, expenses or charges as a result of any transfer occasioned by an Event of Default, in which case Old Dominion shall be obligated to pay such costs.

         (c) Upon any such transfer in compliance with this Section 5.1, (i) such Transferee shall be deemed the "Owner Participant" for all purposes, and shall enjoy the rights and privileges and perform the obligations of the Owner Participant hereunder and under each other Operative Document to which such Owner Participant is a party, and each reference in this Agreement and each other Operative Document to the "Owner Participant" shall thereafter be deemed to include such Transferee for all purposes and (ii) the transferor Owner Participant and the guarantor, if any, of such transferor Owner Participant's obligations shall be released from all obligations hereunder and under each other Operative Document to which such transferor or guarantor is a party or by which such transferor Owner Participant or guarantor is bound to the extent such obligations are expressly assumed by a Transferee; PROVIDED, HOWEVER, that in no event shall any such transfer waive or release the transferor from any liability existing immediately prior to or occurring simultaneously with such transfer.

         SECTION 5.2. OWNER PARTICIPANT'S LIENS. The Owner Participant covenants that it will not directly or indirectly create, incur, assume or suffer to exist any Owner Participant's Lien and the Owner Participant shall promptly notify Old Dominion and the Agent of the imposition of any such Lien of which the Owner Participant has Actual Knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Owner Participant's Lien.

         SECTION 5.3. AMENDMENTS OR REVOCATION OF TRUST AGREEMENT. The Owner Participant covenants that it will not (i) amend, supplement, or otherwise modify Section 9.01, Section 10.01 or Section 11.02 of the Trust Agreement without the prior written consent of Old Dominion so long as no Event of Default has occurred and is continuing or the Agent so long as the Loans are outstanding, which consent shall not be unreasonably withheld, or (ii) revoke the Trust Agreement without the prior written consent of Old Dominion so long as no Event of Default has occurred and is continuing and the Agent so long as the Loans are outstanding.

         SECTION 5.4. TRUST ESTATE. The Owner Participant covenants that it will not voluntarily take any action to subject the Trust Estate to the provisions of any applicable bankruptcy or insolvency law (as now or hereafter in effect).

         SECTION 5.5. APPOINTMENT OF SUCCESSOR OWNER TRUSTEE OR CO-TRUSTEES. Notwithstanding any other provision of this Agreement, a successor Owner Trustee or co-trustee shall not be appointed without the consent of Old Dominion and the Agent unless such successor Owner Trustee or co-trustee (a) meets the requirements of Section 9.03 of the Trust Agreement, and (b) is either (i) incorporated in Massachusetts or (ii) incorporated, or has its principal place of business, in a state other than Massachusetts and in the case of this clause
(ii) Old Dominion, the Agent and the Lenders shall have received opinions of counsel in such state (x) in substantially the form of the opinions to be delivered by counsel to Owner Trustee on the Closing Date at the expense of the Owner Participant and (y) as to such other matters of the law of such state as Old Dominion or the Agent may reasonably request, such additional matters to be addressed at the expense of Old Dominion or the Agent, as the case may be; PROVIDED, HOWEVER, that if the Owner Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Owner Trustee or its properties shall be appointed or any public officer shall take charge or control of the Owner Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, the opinion required by clause
(y) shall be at the expense of Old Dominion.


SECTION 6.        COVENANTS OF THE TRUST COMPANY AND THE OWNER TRUSTEE

         SECTION 6.1. COMPLIANCE WITH THE TRUST AGREEMENT. The Trust Company, in its individual capacity, hereby covenants and agrees as follows:

         (a) the Trust Company will comply with all of the terms of the Trust Agreement applicable to it; and

         (b) the Trust Company will not amend,  supplement,  or otherwise modify
Section 9.01, Section 10.01 or Section 11.02 of the Trust Agreement without the prior written consent of Old Dominion so long as no Event of Default has occurred and is continuing and the Agent so long so the Loans are outstanding, which consent shall not be unreasonably withheld.

         SECTION 6.2. LESSOR'S LIENS. The Trust Company, in its individual capacity, covenants that it will not directly or indirectly create, incur, assume or suffer to exist any Lessor's Lien and will promptly notify Old Dominion and the Agent of the imposition of any such Lien of which the Trust Company has Actual Knowledge and shall promptly, at its own expense, take such action as may be necessary to duly discharge such Lessor's Lien.

         SECTION 6.3. AMENDMENTS TO OPERATIVE DOCUMENTS. The Owner Trustee covenants that it will not, except in accordance with the Operative Documents in effect on the date hereof (as may be amended, modified or supplemented from time to time in accordance with the terms hereof and of the Operative Documents), (i) through its own action terminate any Operative Document to which it is a party, or (ii) amend, supplement, waive or modify such Operative Documents in any manner or take any action to prepay or refund any Loan Certificate or amend any of the payment terms of any of the Loan Certificates without, in each case, the prior written consent of Old Dominion so long as no Event of Default shall have occurred and be continuing and the Agent so long as the Loans are outstanding.

         SECTION 6.4. TRANSFER OF THE LESSOR'S UNIT 1 INTEREST. The Owner Trustee covenants that it will not assign, convey or transfer any of its then existing right, title or interest in and to the Lessor's Unit 1 Interest, the Trust Estate or the other Operative Documents except to a successor trustee or Co-trustee meeting the criteria of Section 9.03 of the Trust Agreement.

         SECTION 6.5. TRUST ESTATE. The Owner Trustee covenants that it will not voluntarily take any action to subject the Trust Estate to the provisions of any applicable bankruptcy or insolvency law (as now or hereafter in effect).

         SECTION 6.6. LIMITATION ON INDEBTEDNESS AND ACTIONS. The Owner Trustee covenants that, so long as the Loans are outstanding, it will not incur any indebtedness nor enter into any business or activity except as required or expressly permitted or contemplated by any Operative Document.

         SECTION 6.7. CHANGE OF LOCATION. The Trust Company, in its individual capacity, agrees to give the Owner Participant, Old Dominion, the Lender and the Agent written notice of any relocation of its chief executive office or the place where documents and records relating to the Trust Estate are kept from the location set forth in Section 3.1(i) and of any change in its name.


SECTION 7.        COVENANTS OF OLD DOMINION

         SECTION 7.1. MAINTENANCE OF CORPORATE EXISTENCE. Except as permitted by
Section 7.2, Old Dominion will at all times maintain its existence as a cooperative in good standing under the laws of the Commonwealth of Virginia and Old Dominion will remain qualified to do business in any state in which the conduct of its business or the ownership or leasing of assets used in its business requires such qualification and where the failure to be so qualified would have a material adverse effect on the operations, business, properties, assets or condition of Old Dominion and its subsidiaries taken as a whole.

         SECTION 7.2.      MERGER, CONSOLIDATION, SALE OF ASSETS.

         Old Dominion covenants and agrees as follows:

         (a) Old Dominion will not consolidate with or merge into any other Person, or convey or transfer all or substantially all of its assets to any Person, unless immediately after giving effect to such transaction:

                  (i) the entity resulting from such consolidation, surviving in such merger or succeeding to such assets, if other than Old Dominion, shall be organized under the laws of the United States, any state thereof or the District of Columbia; and

                  (ii) such resulting, surviving or succeeding entity, if other than Old Dominion, shall execute and deliver to the Owner Trustee, the Owner Participant, the Agent and the Lenders an agreement in form and substance reasonably satisfactory to each of such parties containing an assumption by such entity of Old Dominion's obligations under this Participation Agreement and each other Operative Document to which Old Dominion is then a party; no Event of Default shall have occurred and be continuing under the Equipment Operating Lease or Foundation Operating Lease; and Old Dominion shall have delivered to the Owner Trustee, the Owner Participant, the Agent and the Lender an Officer's Certificate and an opinion of counsel stating that such transaction and such assumption agreement comply with this Section 7.2 and that all conditions precedent to the consummation of such transaction set forth herein have been complied with.

         (b) Upon the consummation of such transaction, the surviving entity, if other than Old Dominion, shall succeed to, and be substituted for, and may exercise every right and power of, Old Dominion under this Participation Agreement and each other Operative Document to which Old Dominion was a party immediately prior to such transaction, with the same effect as if such entity had been named herein and therein. Nothing contained herein shall permit any sublease, assignment or other arrangement for the use, operation or possession of the Equipment Interest or Foundation Interest except in compliance with the applicable provisions of the Equipment Operating Lease or Foundation Operating Lease, as the case may be.

         SECTION 7.3. NOTICE OF CHANGE IN ADDRESS OR NAME. Old Dominion will promptly provide the Owner Trustee, the Owner Participant, the Agent and the Lender with written notice of any change in its chief executive office, its principal place of business, its name or the place where Old Dominion maintains its business records.

         SECTION 7.4. EXERCISE OF EARLY PURCHASE OPTION UNDER POLLUTION CONTROL ASSETS LEASE. If Old Dominion shall not have previously acquired legal title to all of the Pollution Control Assets from the Pollution Control Assets Lessor, it will exercise its purchase option set forth in Section 19.2 of the Pollution Control Assets Lease to acquire all of such lessor's right, title and interest in the Pollution Control Assets on December 30, 2004.

         SECTION 7.5. DELIVERY OF FINANCIAL STATEMENTS AND NO DEFAULT CERTIFICATE. (a) Old Dominion will deliver to the Owner Participant, the Owner Trustee, and, so long as the Loans are outstanding, the Agent and the Lenders, as soon as practicable and in any event within 120 days after the end of each fiscal year, an audited balance sheet of Old Dominion as at the end of such fiscal year and the related statements of revenue, expenses and patronage capital and cash flows for the year then ended, together with the report with respect thereto of Coopers & Lybrand LLP or other independent public accountants reasonably acceptable to the Owner Trustee, the Owner Participant and the Agent, all in reasonable detail and prepared in accordance with GAAP on a consistent basis, and an Officer's Certificate of Old Dominion stating that (1) the signers have made, or caused to be made under their supervision, a review of this Agreement and the other Operative Documents to which it is then a party and (2) such review has not disclosed the existence during such fiscal year (and the signers do not have knowledge of the existence as of the date of such certificate) of any condition or event constituting an Event of Default or Event of Loss or, if any such condition or event existed or exists, specifying the nature thereof, the period of existence thereof and what action Old Dominion has taken or proposes to take with respect thereto.

                  (b) Old Dominion will deliver to the Owner Participant, the Owner Trustee and, so long as the Loans are outstanding, the Agent and the Lenders, (i) as soon as reasonably practicable, and in any event within 60 days after the end of each fiscal quarter, a copy of the Form 10-Q filed by Old Dominion with the Securities and Exchange Commission or if not so filed, such other quarterly report as Old Dominion shall prepare, and (ii) from time to time such other information concerning Old Dominion as such parties may reasonably request, to the extent such information is made available to the holders of Old Dominion's publicly traded first mortgage bonds or is filed by Old Dominion with the Securities and Exchange Commission or any other regulatory authority having jurisdiction over Old Dominion, other than information which is subject to a confidentiality, or similar, request.

         SECTION 7.6. QUALIFYING SECURITY. (a) At all times during the Term of the Equipment Operating Lease Old Dominion shall, subject to the terms of this
Section 7.6, maintain for the benefit of the Owner Participant a first priority security interest in a Qualifying Security. Old Dominion shall be permitted, from time to time, to replace any Qualifying Security with a replacement Qualifying Security so long as there shall be no interruption in such first priority security interest provided by the Qualified Security in consequence of any such optional replacement; PROVIDED that it delivers a favorable opinion of counsel, such counsel and such opinion, in form and substance reasonably satisfactory to the Owner Participant, regarding the validity and perfection of the security interest. If any Qualifying Security maintained pursuant to this
Section 7.6 shall cease to be a Qualifying Security, Old Dominion shall, within 90 days of the earlier of (i) having Actual Knowledge of such fact or (ii) receiving notice from the Owner Participant of such fact, provide (A) a first priority security interest in a substitute Qualifying Security and (B) a favorable opinion of counsel, such counsel and such opinion, in form and substance reasonably satisfactory to the Owner Participant, regarding the validity and perfection of such security interest.

         (b) Initially the Qualifying Security shall consist of the 1996 Series A Bonds, which 1996 Series A Bonds shall be insured under the Bond Insurance Policy issued by AMBAC. Old Dominion represents that it intends to replace the 1996 Series A Bonds with a new series of Old Dominion's Bonds insured by AMBAC and otherwise meeting the criteria for a Qualifying Security. If Old Dominion shall not effect such a replacement, it shall, nonetheless be obligated to remain in full compliance with this Section 7.6. If Old Dominion shall effect such a replacement of the Qualifying Security with a new series of Old Dominion Bonds insured by AMBAC as contemplated by this paragraph (b), Old Dominion agrees it will not effect an optional substitution of such replacement Qualifying Security in accordance with the second sentence of paragraph (a) of
Section 7.6 unless such AMBAC-insured Old Dominion Bonds cease to meet the criteria for a Qualifying Security or Old Dominion shall determine, in good faith, that a significant possibility exists that such AMBAC-insured Old Dominion Bonds may cease to constitute a Qualifying Security.

         SECTION 7.7. QUALIFYING LETTER OF CREDIT. If at any time during the Term of the Equipment Operating Lease or the Foundation Operating Lease Old Dominion's Bonds are not rated (i) at least A- by S&P and A3 by Moody's or (ii) at least A by S&P and Baa1 by Moody's and, in the case of this clause (ii), if rated A by S&P then S&P has not, and if rated Baa1 by Moody's then Moody's has not, made any public announcement that any such organization has the rating of the Old Dominion's Bonds under surveillance or review with negative implications (such credit ratings under clause (i) or (ii) above are herein called the "Minimum Credit Ratings"), Old Dominion shall, within 90 days of the date on which the Old Dominion's Bonds are rated below the Minimum Credit Ratings, obtain for the benefit of the Owner Participant a Qualifying Letter of Credit. If at any time subsequent to such date, Old Dominion's Bonds satisfy the criteria in either clause (i) or (ii) of the preceding sentence, Old Dominion shall not be required to maintain a Qualifying Letter of Credit in accordance with this Section 7.7. If, at any time Old Dominion is required to maintain a Qualifying Letter of Credit pursuant to this Section 7.7, the bank issuing such Qualifying Letter of Credit shall cease to be a Qualifying Letter of Credit Bank, Old Dominion shall, within 90 days of the earlier of (i) having Actual Knowledge of such fact or (ii) receiving notice from the Owner Participant of such fact, replace such letter of credit with a Qualifying Letter of Credit.

         SECTION 7.8. INFORMATION CONCERNING CLOVER UNIT 1. Old Dominion shall furnish the Owner Trustee and the Owner Participant and their respective authorized representatives from time to time such information as such party shall reasonably request concerning Clover Unit 1 and the Clover Real Estate, including information concerning the condition, operation, maintenance and use of Clover Unit 1, to the extent Old Dominion possesses such information or can obtain such information under the Clover Agreements. To the extent such information consists of information contained in records kept by Old Dominion or Virginia Power, it shall be furnished without cost to the Owner Trustee. Notwithstanding the foregoing, neither the Owner Trustee nor the Owner Participant shall have any duty to make any inquiry permitted by this Section 7.8, nor shall either the Owner Trustee or the Owner Participant incur any obligation or liability by reason of not making such inquiry.

         SECTION 7.9. FURTHER ASSURANCES. Old Dominion, at its own cost, expense and liability, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may be necessary in order to carry out the intent and purposes of this Participation Agreement and the other Operative Documents, and the transactions contemplated hereby and thereby. Old Dominion, at its own cost, expense and liability, will cause such financing statements and fixture filings (and continuation statements with respect thereto) and such other documents as the Owner Participant, the Owner Trustee or the Agent shall reasonably request to be recorded or filed at such places and times in such manner, and will take all such other reasonable actions or cause such actions to be taken, as may be necessary in order to establish, preserve, protect and perfect the right, title and interest of the Owner Trustee in and to (i) the Equipment Head Lease Interest, the Foundation Head Lease Interest, the Clover Real Estate or any part thereof or interest therein and the Liens of the Leasehold Mortgage and Loan Agreement thereon and
(ii) the Deposit and the Qualifying Security and the Liens of the Security Agreements thereon. Old Dominion shall promptly from time to time furnish to the Owner Participant or the Owner Trustee such information as may be required to enable the Owner Participant or the Owner Trustee, as the case may be, to timely file with any Governmental Entity any reports and obtain any licenses or permits required to be filed or obtained by the Owner Trustee under any Operative Document or the Owner Participant as the owner of the Beneficial Interest.

         SECTION 7.10. POLLUTION CONTROL ASSETS LEASE. Old Dominion agrees that it will not supplement or amend the Pollution Control Assets Lease in any manner which adversely affects the rights or interest of the Owner Trustee, the Owner Participant, the Agent or any Lender;

         SECTION 7.11. LOAN CERTIFICATES. Old Dominion covenants that it will not purchase or own any Loan Certificates.

         SECTION 7.12. TAX TREATMENT OF BASIC RENT AND FOUNDATION BASIC RENT. Old Dominion covenants that for federal income tax purposes it will report as income the payments by the Bank under Section 3.1 of the Payment Undertaking Agreement other than amounts representing a return of capital and will report as a rental expense Old Dominion's obligations for Basic Rent and Foundation Basic Rent under Section 3.2 of the Equipment Operating Lease and Section 3.2 of the Foundation Operating Lease, provided there is no change in Applicable Law affecting the federal income tax treatment of these items.

SECTION 8.        OLD DOMINION'S INDEMNIFICATIONS

         SECTION 8.1.      GENERAL INDEMNITY

         (a) CLAIMS  INDEMNIFIED.  Subject to the exclusions stated in paragraph
(b) below, Old Dominion agrees to indemnify, protect, defend and hold harmless, and does hereby indemnify the Owner Trustee, the Trust Company in its individual capacity, the Trust Estate, the Owner Participant, any Lender and the Agent and their respective Affiliates successors, assigns, agents, directors, officers or employees (each an "Indemnitee") against any and all Claims imposed on, incurred by or asserted against any Indemnitee in any way relating to or resulting from or arising out of or attributable to:

                  (i) the construction, financing, refinancing, acquisition, operation, warranty, ownership, possession, maintenance, repair, lease, condition, alteration, modification, restoration, refurbishing, return, decommissioning, sale or other disposition, insuring, sublease, or other use or non-use of Clover Unit 1, the Real Property, the Equipment Interest, the Foundation Interest, the Ground Interest (if applicable), or the Lessor's Unit 1 Interest, or any portion or Component thereof or any interest therein;

                  (ii) the conduct of the business or affairs of Old Dominion or Clover Unit 1;

                  (iii) the manufacture, design, purchase, acceptance, rejection, delivery or condition of, or improvement to, Clover Unit 1, the Equipment Interest or the Foundation Interest, Ground Interest (if applicable), or any portion or Component thereof or any interest therein;

                  (iv) the Equipment Head Lease, the Equipment Operating Lease, the Foundation Head Lease, the Foundation Operating Lease, the
         Pollution Control Assets Lease, the Clover Agreements (including, without limitation, any claims arising out of any consent by, or right of first refusal of, Virginia Power or supplements or amendments to the Clover Agreements made without the consent of the Owner Trustee), the Old Dominion Indenture or any other Operative Document, the execution or delivery thereof or the performance, enforcement or amendment of any terms thereof;

                  (v) the sale of the Loan Certificates or any refinancing thereof pursuant to Section 10 hereof;

                  (vi) the establishment or maintenance of the Qualifying Security, the Qualifying Letter of Credit or the Deposit;

                  (vii) the reasonable costs and expenses of the Transaction Parties in connection with amendments to the Operative Documents;

                  (viii) the non-performance or breach by Old Dominion of any obligation or warranty contained in this Agreement or any other Operative Document or the falsity of any representation of Old Dominion contained in the Agreement or any other Operative Document;

                  (ix) the continuing fees and expenses of the Owner Trustee (including the reasonable compensation and expenses of its counsel, accountants and other professional persons) arising out of the Owner Trustee's discharge of its duty under the Operative Documents;

                  (x) for the benefit of any Lender and the Agent only, a breach of Section 5.1 or 6.4 hereof resulting from the transfer of the Beneficial Interest or the Trust Estate to a Person that is not a "United States person" within the meaning of section 7701(a)(30) of the Code;

                  (xi) for the benefit of the Owner Participant and the Owner Trustee only, any breach by a Lender of Section 3.4(a)(i) hereof, resulting in the occurrence of a non-exempt "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code) in connection with the acquisition or holding of any Loan Certificate by any such Lender;

                  (xii) the payment of all amounts provided for in Section 15.3(c) of the Equipment Operating Lease; and

                  (xiii) the payment of any Break Costs occasioned by the replacement of the Payment Undertaking Agreement pursuant to Section 11(A) of the Participation Agreement.

         (b) CLAIMS EXCLUDED. The following are excluded from Old Dominion's agreement to indemnify any Indemnitee under this Section 8.1:

                  (i) any Claim attributable to acts, omissions or events occurring after the earlier of (x) the return of the Lessor's Unit 1 Interest in full compliance of Section 5 of the Equipment Operating Lease and Section 5 of the Foundation Operating Lease, if applicable, or (y) the expiration or earlier termination of the Equipment Operating Lease and the Foundation Operating Lease in compliance with the terms thereof under circumstances not requiring the return of the Lessor's Unit 1 Interest, unless and to the extent such Claim is attributable to actions, omissions or events occurring in connection with the exercise of remedies pursuant to Section 17 of the Equipment Operating Lease or
         Section 17 of the Foundation Operating Lease, as the case may be, following the occurrence, and during the continuance, of an Event of Default thereunder;

                  (ii) any Claim that is a Tax, or is a cost of contesting a Tax (other than amounts payable under this Section which are required to be paid on an After Tax Basis), or (subject to paragraph (d) below) otherwise arises from a Tax, whether or not Old Dominion is required to indemnify therefor under Section 8.2 hereof or the Tax Indemnity
         Agreement (other than an indemnity payable to the Lender or the Agent under Section 8.1(a)(x) hereof);

                  (iii) with respect to any Indemnitee, any Claim attributable to the gross negligence or wilful misconduct of such Indemnitee or any Affiliate thereof or any of their respective successors, assigns, agents, directors, officers or employees unless attributable to (a) any breach by Old Dominion or its Affiliates of any covenant, representation or warranty contained in any Operative Document or (b) any breach by any other Transaction Party or its Affiliates of any covenant, representation or warranty contained in any Operative Document;

                  (iv) as to any Indemnitee, any Claim attributable to the noncompliance of such Indemnitee or any of its Affiliates or any of their respective directors, officers or employees, with any of the terms of, or any misrepresentation or breach of warranty by such

         Indemnitee or any of its Affiliates or any of their respective directors, officers or employees contained in any Operative Document by which such Indemnitee is bound or any breach by such Indemnitee or any of its Affiliates or any of their respective successors, assigns, agents, directors, officers or employees of any covenant contained in any Operative Document by which such Indemnitee is bound unless attributable to (a) any breach by Old Dominion or its Affiliates of any covenant, representation or warranty contained in any Operative Document or (b) any breach by any other Transaction Party or its Affiliates of any covenant, representation or warranty contained in any Operative Document;

                  (v) as to any Indemnitee or its Affiliates or their respective successors, assigns, agents, directors, officers or employees, any Claim attributable to the offer, sale, assignment, transfer or other disposition (voluntary or involuntary) by or on behalf of such Indemnitee of its interest (whether direct or beneficial) in any Operative Document or in the Lessor's Unit 1 Interest or the Trust Estate, other than a transfer by such Indemnitee required by the terms of an Operative Document or any transfer during the continuance of an Event of Default;

                  (vi) except in the case of the Lender or the Agent, any Claim constituting or arising from a Lessor's Lien;

                  (vii) except in the case of the Trust Company (in its individual capacity), any Lender or the Agent, any claim constituting or arising from an Owner Participant's Lien;

                  (viii) as to any Indemnitee or its Affiliates or their respective successors, assigns, agents, directors, officers or employees, any Claim attributable to the authorization or giving, or withholding, by such Indemnitee of any amendment, supplement, waiver or consent with respect to any Operative Document, except as a result of any misrepresentation of Old Dominion or as expressly requested by Old Dominion or required by Applicable Laws or the Clover Agreements or required to effectuate the terms of the Operative Documents (but not if such required action results from any breach by such Indemnitee or any of its Affiliates or any of their respective successors, assigns,
         agents,   directors,   officers  or   employees   of  its   obligations
         thereunder);

                  (ix) any Claim relating to the payment of any amount which constitutes Transaction Costs which Owner Trustee or Owner Participant is obligated to pay pursuant to Section 2.4(a) hereof or any other amount to the extent such Indemnitee or any of its Affiliates or any of their respective successors, assigns, agents, directors, officers or employees has expressly agreed in any Operative Document to pay such amount without express right of reimbursement; and

                  (x) in the case of the Owner Trustee and the Owner Participant, any failure on the part of the Owner Trustee to distribute in accordance with the Trust Agreement any amounts received and distributable by it thereunder.

         (c) INSURED CLAIMS. In the case of any Claim indemnified by Old Dominion hereunder which is covered by a policy of insurance maintained by Old Dominion, Owner Trustee agrees to cooperate, at the sole cost and expense of Old Dominion, with insurers in exercise of their rights, to investigate, defend or compromise such Claim.

         (d) AFTER-TAX BASIS. Old Dominion agrees that any payment or indemnity pursuant to this Section 8.1 in respect of any Claim shall be made to the Indemnitee of such payment or indemnity on an After-Tax Basis.

         (e) CLAIMS PROCEDURE. Each Indemnitee shall promptly after such Indemnitee shall have Actual Knowledge thereof notify Old Dominion of any Claim as to which indemnification is sought; PROVIDED, that the failure so to notify Old Dominion shall not reduce or affect Old Dominion's liability which it may have to such Indemnitee under this Section 8.1, except to the extent that Old Dominion shall be prejudiced in defending any such Claim as a result of such failure but only to the extent of such increase caused by such failure. Any amount payable to any Indemnitee pursuant to this Section 8.1 shall be paid within thirty (30) days after receipt of such written demand therefor from such Indemnitee, accompanied by a certificate of such Indemnitee stating in reasonable detail the basis for the indemnification thereby sought and (if such Indemnitee is not a party hereto) an agreement to be bound by the terms hereof as if such Indemnitee were such a party. Promptly after Old Dominion receives notification of such Claim accompanied by a written statement describing in reasonable detail the Claims which are the subject of and basis for such indemnity and the computation of the amount so payable, Old Dominion shall notify such Indemnitee whether it intends to pay, object to, compromise or defend any matter involving the asserted liability of such Indemnitee. Old Dominion shall have the right to investigate and so long as no Event of Default shall have occurred and be continuing, Old Dominion shall have the right (so long as it has acknowledged in writing its obligation to indemnify pursuant to this Section 8.1; PROVIDED, HOWEVER, Old Dominion shall not be bound by its acknowledgement of liability if and to the extent that a court shall determine in writing with reference to such Claim that Old Dominion is not otherwise liable under this Section 8.1 with respect to such Claim) in its sole discretion, to defend or compromise any Claim for which indemnification is sought under this Section 8.1; PROVIDED that no such defense or compromise shall involve any danger of (i) foreclosure, sale, forfeiture or loss of, or imposition of a Lien on any part of the Equipment Interest, the Foundation Interest or the Trust Estate or the impairment of Clover Unit 1 in any material respect or (ii) any criminal liability being incurred or any material adverse effect on such Indemnitee. If Old Dominion elects, subject to the foregoing, to compromise or defend any such asserted liability, it may do so at its own expense and by counsel selected by it. Upon Old Dominion's election to compromise or defend such asserted liability and prompt notification to such Indemnitee of its intent to do so, such Indemnitee shall cooperate at Old Dominion's expense with all reasonable requests of Old Dominion in connection therewith and will provide Old Dominion with all information not within the control of Old Dominion as is reasonably available to such Indemnitee which Old Dominion may reasonably request. Where Old Dominion, or the insurers under a policy of insurance maintained by Old Dominion, undertake the defense of such Indemnitee with respect to a Claim, no additional legal fees or expenses of such Indemnitee in connection with the defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of Old Dominion or such insurers. Notwithstanding the foregoing, an Indemnitee may participate at its own expense in any judicial proceeding controlled by Old Dominion pursuant to the preceding provisions; PROVIDED, HOWEVER, that such party's participation does not in the reasonable opinion of independent counsel to Old Dominion interfere with such control; PROVIDED, FURTHER, that if and to the extent that (i) such Indemnitee is advised by counsel that an actual or potential material conflict of interest exists where it is advisable for such Indemnitee to be represented by separate counsel or (ii) there is a risk that such Indemnitee may be indicted or otherwise charged in a criminal complaint and such Indemnitee informs Old Dominion that such Indemnitee desires to be represented by separate counsel, such Indemnitee shall have the right to control its own defense of such Claim and the reasonable fees and expenses of such separate counsel shall be borne by Old Dominion. No Indemnitee shall enter into any settlement or other compromise with respect to any Claim without the prior written consent of Old Dominion, but only insofar as the Owner Trustee shall not have commenced the exercise of remedies pursuant to Section 17 of the Equipment Operating Lease or Section 17 of the Foundation Operating Lease, as the case may be, following which such Indemnitee may enter into such settlement or compromise without such consent.

         (f) SUBROGATION. To the extent that a Claim indemnified by Old Dominion under this Section 8.1 is in fact paid by Old Dominion or an insurer under an insurance policy maintained by Old Dominion, Old Dominion or such insurer shall be subrogated to the rights and remedies of the Indemnitee on whose behalf such Claim was paid to the extent of such payment (other than rights of such Indemnitee under insurance policies maintained at its own expense) with respect to the transaction or event giving rise to such Claim. Should an Indemnitee receive any refund, in whole or in part, with respect to any Claim paid by Old Dominion hereunder, it shall promptly pay the amount refunded (but not an amount in excess of the amount Old Dominion or any of its insurers has paid in respect of such Claim) over to Old Dominion.

         (g) MINIMIZE CLAIMS. The Owner Participant, the Owner Trustee and the Lenders will use their respective reasonable efforts to minimize Claims indemnifiable by Old Dominion under this Section 8.1, including by complying with reasonable requests by Old Dominion to do or to refrain from doing any act if such compliance is, in the good faith opinion of the Owner Participant or a Lender, as the case may be, of a purely ministerial nature or otherwise has no unindemnified adverse impact on the Owner Participant, Owner Trustee or a Lender, as the case may be, or any Affiliate of either thereof or on the business or operations of any of the foregoing.

         SECTION 8.2.      GENERAL TAX INDEMNITY

         (a) INDEMNITY. Except as provided in paragraph (b), Old Dominion agrees to indemnify, on an After-Tax Basis, each of the Owner Trustee, the Trust Company in its individual capacity, the Trust Estate, the Owner Participant, the Agent and the Lender, their respective successors and assigns, and the Affiliates of each of the foregoing (each a "Tax Indemnitee") for and to hold each Tax Indemnitee harmless from and against all Taxes that are imposed upon any Tax Indemnitee, Clover Unit 1 or the Lessor's Unit 1 Interest, or any portion or Component thereof or any interest therein, or upon any Operative Document or interest therein, arising out of, in connection with or relating to, any of the following:

                  (i) the construction, financing, refinancing, acquisition, operation, warranty, ownership, possession, maintenance, repair, lease, condition, alteration, modification, restoration, refurbishing, return, sale or other disposition, insuring, sublease, or other use of Clover Unit 1 or any portion or Component thereof or any interest therein;

                  (ii) the manufacture, design, purchase, acceptance, rejection, delivery or condition of, or improvement to, Clover Unit 1, or any portion or Component thereof or any interest therein;

                  (iii) the conduct of the business or affairs of Old Dominion or Clover Unit 1;

                  (iv) the Equipment Operating Lease, the Foundation Operating Lease, the Pollution Control Assets Lease, the Clover Agreements (including without limitations, any claim arising out of any consent by, or right of first refusal of, Virginia Power), the Old Dominion Indenture, the Loan Certificates or any other Operative Document, the execution or delivery thereof, or the performance, enforcement or amendment of the terms thereof; or

                  (v) the payment or receipt of Basic Rent, Foundation Basic Rent, Supplemental Rent, Foundation Supplemental Rent or any other amount paid or payable by or to any Person pursuant to the Operative Documents.

         (b) EXCLUDED TAXES. The indemnity provided for in paragraph (a) above shall not extend to any of the following Taxes (the "Excluded Taxes"):

                  (i) Taxes (other than any sales, use, value added, property or transfer Taxes or Taxes in the nature thereof) imposed by any government or taxing authority which are imposed on, based on or measured by (I) net income (including any minimum taxes or taxes on items of tax preference), or (II) gross income, net or gross receipts, net or gross rent, capital or net worth;

                  (ii) Capital gain, accumulated earnings, withholding, personal holding company, excess profits, succession or estate, minimum, alternative minimum, preference, franchise, conduct of business, other similar Taxes and Taxes in the nature thereof (other than any sales, use, value added, property or transfer Taxes or Taxes in the nature thereof ) imposed by any government or taxing authority;

                  (iii) Taxes attributable to any period after the expiration or earlier termination of the Equipment Operating Lease and the Foundation Operating Lease and return of the Equipment Interest and the Foundation Interest to the Owner Trustee not attributable to an Event of Default;

                  (iv) Taxes imposed with respect to a Tax Indemnitee or any transferee or assignee of any such Tax Indemnitee that result from the breach by such Tax Indemnitee or such transferee or assignee, as the case may be, or any Affiliate thereof of any of its representations, warranties or covenants in any of the Operative Documents or the gross negligence, willful misconduct or fraud of such Tax Indemnitee or such transferee or assignee, as the case may be, or any Affiliate;

                   (v) Taxes imposed on the Owner Participant, the Owner Trustee or the Trust Estate arising out of, or caused by, any assignment, sale, transfer or other disposition (i) by the Owner Participant of its Beneficial Interest or a portion thereof or any interest in any Operative Document, (ii) by the Owner Trustee of the Lessor's Unit 1 Interest or any portion or Component thereof or interest therein, any Operative Document, or any interest in or arising under any of the foregoing or (iii) of any interest in a Owner Participant, other than a disposition (x) in connection with the exercise of remedies upon an Event of Default under the Equipment Operating Lease or the Foundation Operating Lease or (y) pursuant to the terms of the Operative Documents (other than a disposition of any Severable Modification purchased by Owner Trustee pursuant to Section 8.3 of the Equipment Operating Lease or Section 8.3 of the Foundation Operating Lease or a disposition to a Person other than Old Dominion unless pursuant to Section 14 of the Equipment Operating Lease and Section 14 of the Foundation Operating Lease);

                  (vi) Taxes, imposed on the Owner Participant, the Owner Trustee or the Trust Estate arising in connection with, or as a result of, Lessor's Liens or Owner Participant's Liens;

                  (vii) Taxes, imposed on the Owner Participant, the Owner Trustee or the Trust Estate arising in connection with a Regulatory Event of Loss caused by the action, inaction or status (unless caused by a change of law) of the Owner Trustee, the Owner Participant or an Affiliate thereof;

                  (viii) Otherwise indemnifiable Taxes imposed against a transferee or assignee of any Tax Indemnitee to the extent of the excess of such otherwise indemnifiable Taxes over the amount of such Taxes that would have been imposed on such Tax Indemnitee;

                  (ix) Taxes that are included in the Equipment Interest Cost, the Foundation Interest Cost or the Transaction Costs;

                  (x) Taxes imposed on the Owner Trustee with respect to any fees or other compensation received by the Owner Trustee in its capacity as such;

                  (xi) Taxes that would not have been imposed but for the failure of a Tax Indemnitee to comply with certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity, connection with the jurisdiction imposing such Taxes or other similar matters; PROVIDED that the foregoing exclusion shall only apply if (i) such Tax Indemnitee shall have been given timely written notice of such requirement by Old Dominion, and (ii) such Tax Indemnitee shall have determined that compliance with such requirement will not have, or create any material risk of having, any adverse consequence to such Tax Indemnitee or any Affiliate thereof that is not indemnified against by Old Dominion to the reasonable satisfaction of the Tax Indemnitee;

                  (xii) Taxes that would not have been imposed but for the failure of the Tax Indemnitee to comply with the contest provisions of paragraph (g) below, to the extent Old Dominion is actually prejudiced in defending any such claim as a result of such failure;

                  (xiii) Taxes imposed by any government or taxing authority, other than any government or taxing authority of or in the United States, which are not imposed as a result of (A) the location, use, operation or Clover Unit 1 or any portion or Component thereof in the relevant jurisdiction, (B) the organization or presence of Old Dominion or any Lessee Person in the relevant jurisdiction, (C) the making or receipt of any payment by Old Dominion or any Lessee Person in the relevant jurisdiction or (D) the Pollution Control Assets Lease;

                  (xiv) Taxes imposed on any Tax Indemnitee that would not have been imposed but for an amendment to any Operative Document authorized, executed or otherwise consented to by such Tax Indemnitee that was not consented to by Old Dominion where such consent was required by the Operative Documents;

                  (xv) Taxes in the nature of an intangibles tax imposed by any United States federal, state or local government or taxing authority upon or with respect to the interest of the Owner Participant in the trust created under the Trust Agreement or the Trust Estate;

                  (xvi) Taxes imposed on the Owner Participant that would not have been imposed but for the trust created under the Trust Agreement or the Owner Participant being (A) organized under the laws of a jurisdiction other than the United States or any state thereof, (B) treated as a person that is not a United States person under section 7701 of the Code, or (C) in the case of the trust created under the Trust Agreement, taxed as other than a grantor trust;

                  (xvii) Taxes based on or measured by the value of the interest of a Lender in any Loan Certificate (other than Taxes imposed by the Commonwealth of Virginia); and

                  (xviii)   Taxes  that  are   expressly   by  their   terms  in
         substitution of any of the foregoing Excluded Taxes.

The Owner Participant and Owner Trustee will use their respective reasonable efforts to minimize Taxes indemnifiable by Old Dominion under this Section 8.2, including by complying with reasonable requests by Old Dominion to do or to refrain from doing any act if such compliance is, in the good faith opinion of the Owner Participant, of a purely ministerial nature or otherwise has no unindemnified adverse impact on the Owner Participant or Owner Trustee or any Affiliate of either thereof or on the business or operations of any of the foregoing.

         (c) PAYMENT. Each payment required to be made by Old Dominion to a Tax Indemnitee pursuant to paragraph (a) shall be paid in immediately available funds by the later of (A) 10 Business Days following Old Dominion's receipt of the Tax Indemnitee's written demand for the payment (which demand shall be accompanied by an Officer's Certificate of the Tax Indemnitee describing in reasonable detail the Taxes for which the Tax Indemnitee is demanding indemnity and the computation of such Taxes), (B) the date which is five Business Days prior to the date on which such Taxes are required to be paid to the applicable taxing authority, (C) subject to paragraph (g) below, in the case of amounts which are being contested pursuant to such paragraph (g), at the time and in accordance with a final determination of such contest (including all appeals permitted hereby and by law; PROVIDED that no Tax Indemnitee shall be required to pursue any appeal to the United States Supreme Court), or (D) in the case of any indemnity demand for which Old Dominion has requested review and determination pursuant to paragraph (d) below, the completion of such review and determination. Any amount payable to Old Dominion pursuant to paragraph (e) or
(f) below shall be paid promptly after the Tax Indemnitee realizes a Tax Benefit (determined using the same assumptions set forth in the second sentence under the definition of After-Tax Basis) giving rise to a payment under paragraph (e) or receives a refund or credit giving rise to a payment under paragraph (f), as the case may be, and shall be accompanied by an Officer's Certificate of the Tax Indemnitee computing in reasonable detail the amount of such payment. Upon the final determination of any contest pursuant to paragraph (g) below in respect of any Taxes for which Old Dominion has made a

Tax Advance, the amount of Old Dominion's obligation under paragraph (a) above shall be determined as if such Tax Advance had not been made. Any obligation of Old Dominion under this Section 8.2 and the Tax Indemnitee's obligation to repay the Tax Advance will be satisfied first by set off against each other, and any difference owing by either party will be paid within 10 days of such final determination, but not prior to the date determined in accordance with the first sentence of this paragraph (c).

         (d) INDEPENDENT EXAMINATION. Within 15 days after Old Dominion receives any computation from the Tax Indemnitee, Old Dominion may request in writing that an independent public accounting firm selected by the Tax Indemnitee and reasonably acceptable to Old Dominion review and determine on a confidential basis the amount of any indemnity payment by Old Dominion to the Tax Indemnitee pursuant to paragraph (a) above or any payment by a Tax Indemnitee to Old Dominion pursuant to paragraph (e) or (f) below. The Tax Indemnitee shall cooperate with such accounting firm and supply it with all documentation and records necessary for the accounting firm to conduct such review and determination (including relevant data from the Indemnitee's income tax returns but not such returns themselves), PROVIDED that such accounting firm shall agree in writing in a manner satisfactory to the Tax Indemnitee to maintain the confidentiality of such information. The parties hereto agree that the independent public accounting firm's sole responsibility shall be to verify the computation of any payment pursuant to this Section 8.2 and that matters of interpretation of this Participation Agreement or any other Operative Document are not within the scope of the independent accountant's responsibility. The fees and disbursements of such accounting firm will be paid by Old Dominion, PROVIDED that such fees and disbursements will be paid by the Tax Indemnitee if the verification results in an adjustment in Old Dominion's favor of ten percent or more of the net present value (using a discount rate equal to the rate of interest on underpayments of federal income tax for the period in question and calculating such value as of the date such payment becomes due and payable under this Agreement) of the indemnity payment or payments computed by the Tax Indemnitee.

         (e) TAX BENEFIT. If, as the result of any Taxes paid or indemnified against by Old Dominion under this Section 8.2, the aggregate Taxes paid by the Tax Indemnitee for any taxable year are less (whether by reason of a deduction, credit, allocation or apportionment of income or otherwise) than the amount of such Taxes that otherwise would have been payable by such Tax Indemnitee (a "Tax Benefit"), then to the extent such Tax Benefit was not taken into account in determining the amount of indemnification payable by Old Dominion under paragraph (a) above, such Tax Indemnitee shall pay to Old Dominion (y) the amount of such Tax Benefit, plus (z) an amount equal to any United States federal, state or local income tax benefit resulting from the payment under clause (y) above (determined using the same assumptions as set forth in the second sentence under the definition of After-Tax Basis). If it is subsequently determined that the Tax Indemnitee was not entitled to such Tax Benefit, the portion of such Tax Benefit that is repaid or recaptured will be treated as Taxes for which Old Dominion must indemnify the Tax Indemnitee pursuant to this
Section 8.2 without regard to paragraph (b) hereof.

         (f) REFUND. If a Tax Indemnitee obtains a refund or credit of all or part of any Taxes paid, reimbursed or advanced by Old Dominion pursuant to this
Section 8.2, the Tax Indemnitee
promptly shall pay to Old Dominion the amount of such refund or credit plus or minus any net tax benefit or detriment realized by such Tax Indemnitee as a result of any payment by such Tax Indemnitee made pursuant to this sentence (taking into account any Taxes incurred by such Tax Indemnitee by reason of the receipt or accrual of such refund or credit as well as any Tax benefits or credits by reason of such payment to Old Dominion (determined using the same assumptions as set forth in the second sentence under the definition of After-Tax Basis)), PROVIDED that (A) if at the time such payment is due to Old Dominion a Payment Default or an Event of Default under the Equipment Operating Lease or the Foundation Operating Lease shall have occurred and be continuing, such amount shall not be payable until such Payment Default or Event of Default under the Equipment Operating Lease or the Foundation Operating Lease has been cured, and (B) the amount payable to Old Dominion pursuant to this sentence (net of any amount in respect of any tax benefit realized by reason of the payment hereunder) shall not exceed the amount of the indemnity payment in respect of such refunded or credited Taxes that was made by Old Dominion (net of any amount that was necessary to make such payment on an After-Tax Basis). If, in connection with a refund or credit of all or part of any Taxes paid, reimbursed or advanced by Old Dominion pursuant to this Section 8.2, a Tax Indemnitee receives an amount representing interest on such refund or credit, the Tax Indemnitee promptly shall pay to Old Dominion the amount of such interest that shall be fairly attributable to such Taxes paid, reimbursed or advanced by Old Dominion prior to the receipt of such refund or credit net of Taxes payable in respect of such receipt. If it is subsequently determined that the Tax Indemnitee was not entitled to such refund or credit, the portion of such refund or credit that is repaid or recaptured will be treated as Taxes for which Old Dominion must indemnify the Tax Indemnitee pursuant to this Section 8.2 without regard to paragraph (b) hereof.

         (g)  CONTEST.

                  (1) Notice of Contest. If a written claim for payment is made by any taxing authority against a Tax Indemnitee for any Taxes with respect to which Old Dominion may be liable for indemnity hereunder (a "Tax Claim"), such Tax Indemnitee shall give Old Dominion written notice of such Tax Claim as soon as practicable, and in no event more than 30 days after its receipt, and shall furnish Old Dominion with copies of such Tax Claim and all other writings received from the taxing authority relating to such claim, PROVIDED that failure so to notify Old Dominion within such 30-day period shall not relieve Old Dominion of any obligation to indemnify the Tax Indemnitee hereunder except to the extent Old Dominion is actually prejudiced in defending such Tax Claim as a result of such failure. The Tax Indemnitee shall not pay such Tax Claim until at least 30 days after providing Old Dominion with such written notice, unless required to do so by law or regulation.

                  (2) Control of Contest. Subject to Subsection (g)(3) below, Old Dominion will be entitled to contest, and control the contest of, any Tax Claim if such Tax Claim may be and is segregated procedurally from tax claims for which Old Dominion is not obligated to indemnify the Tax Indemnitee, PROVIDED that Old Dominion shall use its best efforts to contest such Tax Claim in its own name and if it is contesting the Tax Claim in the Tax Indemnitee's name, it shall consult with such Tax Indemnitee with respect to the contest of such Tax Claim. In the case of a Tax Claim that Old Dominion is not entitled to contest, or that Old Dominion and the Tax Indemnitee otherwise agree that the Tax Indemnitee shall contest:

                           (i) the Tax Indemnitee will contest and control such
                  Tax Claim in good faith,

                           (ii) at Old Dominion's written request, if payment is
                  made to the applicable taxing authority, the Tax Indemnitee shall use reasonable efforts to obtain a refund thereof in appropriate administrative or (subject to the proviso in the parenthetical clause in subparagraph (C) of paragraph (c) above) judicial proceedings,

                           (iii) the Tax Indemnitee  shall consult with and keep
                  reasonably informed Old Dominion and its designated counsel with respect to such Tax Claim, shall timely provide Old Dominion with copies of the relevant portions of all documents relating to such Tax Claim, and shall consider and consult with Old Dominion concerning any request by Old Dominion to
                  (a) resist payment of Taxes demanded by the taxing authority in connection with such Tax Claim if practical and (b) not pay such Taxes except under protest if protest is necessary and proper,

                           (iv)  the  Tax  Indemnitee  will  not,   without  Old
                  Dominion's prior written consent (not unreasonably to be withheld), forego any administrative appeal, proceeding, hearing or conference if doing so would preclude as a matter of law initiating or contesting further such Tax Claim, and

                           (v) the Tax  Indemnitee  shall not otherwise  settle,
                  compromise or abandon such contest without Old Dominion's prior written consent (not unreasonably to be withheld) except as provided in paragraph (g)(4) below.

                  (3) Conditions of Contest. Notwithstanding the foregoing, no contest with respect to a Tax Claim will be required pursuant to this
         Section 8.2, and Old Dominion shall be required to pay the applicable Taxes without contest, unless:

                           (i) within 30 days after notice by the Tax Indemnitee
                  to Old Dominion of such Tax Claim, Old Dominion shall request in writing that such Tax Claim be contested, PROVIDED that if a shorter period is required for taking action with respect to such Tax Claim and the Tax Indemnitee notifies Old Dominion of such requirement, Old Dominion shall use reasonable best efforts to request such contest within such shorter period,

                           (ii) no Payment Default or Event of Default under the Equipment Operating Lease or the Foundation Operating Lease has occurred and is continuing,

                           (iii) there is no risk of sale, forfeiture or loss of, or the creation of a Lien on Clover Unit 1 or any Component thereof as a result of such Tax Claim, PROVIDED that this clause (iii) shall not apply so long as the long term unsecured debt of the guarantor shall be rated at least Baa3 by Moody's or BBB- by S&P, or if either of such entities no longer rates the guarantor's long term, unsecured debt, a comparable "investment grade" rating by a successor national rating agency rating the guarantor's long term unsecured debt; and PROVIDED, FURTHER, that if at any time the foregoing credit standard is not met, Old Dominion shall no longer be entitled to contest or to continue any existing contest of any matter unless Old Dominion shall post security satisfactory to the Tax Indemnitee,

                           (iv) if such  contest  involves  payment of such Tax,
                  Old Dominion will either advance to the Tax Indemnitee on an interest-free basis (without reduction for any Tax savings that the Tax Indemnitee may realize as a result of the payment of such Tax) and without after-tax cost to such Tax Indemnitee or the Owner Participant, which advance will be repaid in full by the Tax Indemnitee upon the conclusion of the contest (a "Tax Advance") or pay such Tax Indemnitee the amount payable by Old Dominion pursuant to paragraph (a) above with respect to such Tax,

                           (v) Old  Dominion  agrees to pay (and pays on demand)
                  and without after-tax cost to such Tax Indemnitee or the Owner Participant all reasonable costs and expenses incurred by the Tax Indemnitee in connection with the contest of such claim (including, without limitation, reasonable fees and disbursements of counsel),

                           (vi) the Tax Indemnitee has been provided at Old Dominion's sole expense with an opinion, reasonably acceptable to such Tax Indemnitee, of independent tax counsel of recognized standing selected by Old Dominion and reasonably acceptable to the Tax Indemnitee to the effect that there is a reasonable basis for contesting such Tax Claim, and

                           (vii) the amount of Taxes in controversy, taking into
                  account the amount of all similar and logically related Taxes with respect to the transactions contemplated by Operative Documents that could be raised in any other year (including any future year) not barred by the statute of limitations, exceeds $75,000.

                  (4) Waiver of Indemnification. Notwithstanding anything to the contrary contained in this Section 8.2, the Tax Indemnitee at any time may elect to decline to take any action or any further action with respect to a Tax Claim and may in its sole discretion settle or compromise any contest with respect to such Tax Claim without Old Dominion's consent if the Tax Indemnitee:

                           (i) waives its right to any indemnity payment by Old Dominion pursuant to this Section 8.2 in respect of such Tax Claim, and

                           (ii) promptly  repays to Old Dominion any Tax Advance
                  and any amount paid to such Tax Indemnitee under paragraph (a) above in respect of such Taxes, plus interest on such Tax Advance or other amounts at the IRS rate for refunds (or other applicable state or local interest rate for refunds), payable from the date of payment of such amounts by Old Dominion to the Tax Indemnitee to (but excluding) the date of repayment of such amounts by the Tax Indemnitee to Old Dominion.

         If the Tax Indemnitee settles a Tax Claim in respect of which the consent of Old Dominion to such settlement is required and has reasonably been withheld and if Old Dominion is thereby precluded as a matter of law from initiating or continuing a contest hereunder of any Tax Claim for any other taxable period, the Tax Indemnitee shall be deemed to have waived the payment by Old Dominion under this Section
         8.2 of any indemnity amounts in respect of any such other Tax Claim.

         (h)  REPORTS.

                  (1) If any report, statement or return is required to be filed by a Tax Indemnitee with respect to any Tax that is subject to indemnification under this Section 8.2, Old Dominion will (1) notify the Tax Indemnitee in writing of such requirement not later than 30 days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) and (2) either (x) if permitted by applicable law, prepare such report, statement or return for filing by Old Dominion in such manner as will show the ownership of Clover Unit 1 by the Owner Trustee for United States federal, state and local income tax purposes (if applicable), send a copy of such report, statement or return to the Tax Indemnitee and timely file such report, statement or return with the appropriate taxing authority, or (y) if so directed by the Tax Indemnitee or in any event if practicable and if the return to be filed reflects only information in respect of the transactions contemplated by the Operative Documents, prepare and furnish to such Tax Indemnitee not later than 30 days prior to the date such report, statement or return is required to be filed (determined without regard to extensions) a proposed form of such report, statement or return for filing by the Tax Indemnitee. If no report, statement or return is required to be filed with respect to a Tax subject to indemnification under this Section 8.2, Old Dominion will notify the Tax Indemnitee of such Tax in writing not later than 30 days prior to the due date for payment of such Tax.

                  (2) Subject to paragraph (c) above, not later than the date which is five Business Days prior to the date any Tax described in the preceding clause (1) is required to be paid by the Tax Indemnitee, Old Dominion will either (y) if permitted by applicable law, pay such Tax directly to the appropriate taxing authority or (z) pay the Tax Indemnitee the amount of such Tax in immediately available funds.

                  (3) Each of the Tax Indemnitee or Old Dominion, as the case may be, will timely provide the other, at Old Dominion's expense, with all information in its possession that the other party may reasonably require and request to satisfy its obligations under this paragraph
         (h). Old Dominion shall hold each Tax Indemnitee harmless on an After-Tax Basis from and against all liabilities arising out of any insufficiency or inaccuracy of any report, statement or return if such insufficiency or inaccuracy results from the insufficiency or inaccuracy of any information required to be supplied by Old Dominion pursuant to this paragraph (h) in preparing and filing such report, statement or return.

         (i) NON-PARTIES. If a Tax Indemnitee is not a party to this Agreement, Old Dominion may require such Tax Indemnitee to agree in writing, in a form reasonably acceptable to Old Dominion, to the terms of this Section 8 prior to making any payment to such Tax Indemnitee under this Section.

         SECTION 8.3. SURVIVAL. All the rights, privileges and obligations arising from this Section 8 shall survive the termination of this Agreement.


SECTION 9.        OLD DOMINION'S RIGHT OF QUIET ENJOYMENT

         Each party to this Agreement acknowledges notice of, and consents in all respects to, the terms of the Equipment Operating Lease and the Foundation Operating Lease, and expressly, severally and as to its own actions only, agrees that, so long as no Event of Default under the Equipment Operating Lease or the Foundation Operating Lease has occurred and is continuing, it shall not take or cause to be taken any action contrary to Old Dominion's rights under the Equipment Operating Lease and the Foundation Operating Lease, including, without limitation, the right to possession, use and quiet enjoyment by Old Dominion.


SECTION 10.       SUPPLEMENTAL FINANCING; LOAN PREPAYMENTS AND
                  REFINANCINGS.

         SECTION 10.1. FINANCING NONSEVERABLE MODIFICATIONS. Upon the request of Old Dominion delivered at least 90 days prior to financing the Lessor's Percentage of the cost of any Nonseverable Modification, the Owner Trustee, the Agent and the Lenders agree to cooperate with Old Dominion to (i) issue
Additional Loan Certificates under the Loan Agreement to finance such Nonseverable Modifications which will rank PARI PASSU with the Loan Certificates then outstanding as to the Collateral, other than the Deposit, the Deposit Agreement (including the Certificate of Deposit) and the Deposit Pledge
Agreement (with respect to which such Additional Loan Certificates will be subordinated) and which will not be secured by the Payment Undertaking Agreement, the Payment Undertaking Pledge Agreement and the Payment Undertaking Collateral; (ii) execute and deliver one or more supplements to the Loan Agreement and, if applicable, the Leasehold Mortgage for purposes of subjecting any such Nonseverable Modifications to the Liens thereof; and (iii) execute and deliver an amendment to the Equipment

Operating Lease or the Foundation Operating Lease, as the case may be, to reflect the adjustments required by clause (vi) below; PROVIDED, HOWEVER, that
(A) the Owner Participant shall have been given the opportunity to, but shall have no obligation to, provide all or part of the funds required to finance any such Nonseverable Modification by making an Additional Equity Investment in such amount, if any, as it may determine in its sole and absolute discretion, but Old Dominion shall have no obligation to accept such Additional Equity Investment; and (B) the conditions set forth below and in Section 2.11 of the Loan Agreement shall have been satisfied. The obligation to finance such Nonseverable Modifications through the issuance of Additional Loan Certificates (which Old Dominion may not purchase) under Section 2.11 of the Loan Agreement (any financing of Nonseverable Modifications through the issuance of such Additional Loan Certificates under the Loan Agreement being called a "Supplemental Financing") is subject to the following additional conditions:

         (i) no Payment Default, Credit Default or Event of Default under the Equipment Operating Lease or the Foundation Operating Lease shall have occurred and be continuing unless, in the case of an Event of Default under the Equipment Operating Lease or the Foundation Operating Lease, the installation or construction of the Nonseverable Modification to be financed in such Supplemental Financing shall effect the cure of such Event of Default;

         (ii) there shall be no more than one Supplemental Financing in any calendar year, and no more than three (3) Supplemental Financings during the Term of the Equipment Operating Lease and the Foundation Operating Lease;

         (iii) each Supplemental Financing shall be for an amount not less than $20 million and the aggregate principal amount of the Loan Certificates issued in connection with any Supplemental Financing shall not be greater than 87% of the cost of such Nonseverable Modifications;

         (iv) the aggregate principal amount of the Loan Certificates at any time outstanding (including the Additional Loan Certificates issued in connection with such Supplemental Financing) shall not exceed 90% of the Fair Market Sales Value of the Lessor's Unit 1 Interest at any time during the Term of the Equipment Operating Lease and the Foundation Operating Lease, taking into account the proposed and all prior Nonseverable Modifications to Clover Unit 1;

         (v) each Additional Loan Certificate issued in connection with such Supplemental Financing shall be prepayable without premium or penalty of any kind and shall have a final maturity date of no later than the Loan Maturity Date;

         (vi) appropriate adjustments pursuant to Sections 3.4 of the Equipment Operating Lease and/or the Foundation Operating Lease, as the case may be, shall be made to Basic Rent or Foundation Basic Rent, Walk Away Payment, Foundation Walk Away Payment, the applicable Termination Values and the Purchase Option Price or Foundation Purchase Option Price (determined without regard to any tax benefits associated with such Nonseverable Modifications) for purposes of providing the Owner Trustee with sufficient funds to pay the principal and interest on such Additional Loan Certificate;

         (vii) the Owner Participant shall have received a favorable tax opinion of Chadbourne & Parke LLP, satisfactory to the Owner Participant, to the effect that the Supplemental Financing creates no material incremental tax risk to the Owner Participant;

         (viii) the Owner Participant (determined in its sole judgment acting in good faith) shall suffer no adverse accounting effects from such Supplemental Financing;

         (ix) Old Dominion shall have made or delivered such representations, warranties, covenants, opinions or certificates as the Owner Trustee, the Owner Participant, the Agent or any Lender may reasonably request; and

         (x) Old Dominion shall (x) pay to the Owner Trustee a financing fee of $25,000 for each Supplemental Financing and (y) pay to the Trust Company a financing fee of $2,500 for each Supplemental Financing.

         SECTION 10.2. MANDATORY PREPAYMENT OF SERIES B LOAN CERTIFICATE; ADDITIONAL LOAN CERTIFICATES TO REFINANCE MANDATORY PREPAYMENT OF SERIES B LOAN CERTIFICATE.

                  (a) The Holder of the Series B Loan Certificate shall have the right to cause the Series B Loan Certificate to be prepaid on any Mandatory Prepayment Date occurring on or after the third anniversary of the Closing Date, provided that the Agent, the Owner Trustee, the Owner Participant and Old Dominion shall have received a written notice from all Holders of the Series B Loan Certificate at least 365 days prior to the date of such prepayment specifying the Mandatory Prepayment Date on which the Series B Loan Certificate shall be prepaid.

                  (b) If the Holders of the Series B Loan Certificate elect to have the Series B Loan Certificate prepaid pursuant to paragraph (a) of this
Section 10.2, the Owner Trustee agrees, subject to satisfaction of the terms and conditions of this paragraph (b) of this Section 10.2, to issue Additional Loan Certificates on or before the Mandatory Prepayment Date to refinance the Series B Loan Certificate or any Loan Certificate previously issued pursuant to this paragraph (b) of this Section 10.2. The obligations of the Owner Trustee to issue such Additional Loan Certificates shall be subject, in addition to satisfaction of all conditions of Section 2.11 of the Loan Agreement to the issuance of Additional Loan Certificate, to the satisfaction of the following conditions:

                  (i) no Payment Default or Event of Default under the Equipment Operating Lease or the Foundation Operating Lease shall have occurred and be continuing;

                  (ii) the principal amount of such Additional Loan Certificate shall be equal to the outstanding principal amount of the Series B Loan Certificate on the date such Loan

         Certificates are refinanced (the "Loan Refinancing Date") (after taking into account any amortization of principal, if any, occurring on such Loan Refinancing Date);

                  (iii) each Additional Loan Certificate shall be prepayable without premium or penalty of any kind and shall have a final maturity date of no later than the Loan Maturity Date;

                  (iv) appropriate adjustments pursuant to Section 3.4 of the Equipment Operating Lease and Section 3.4 of the Foundation Operating Lease shall be made to Basic Rent and Foundation Basic Rent and the applicable Termination Values in order to preserve the Owner Participant's Net Economic Return and reflect the interest rate on the Additional Loan Certificate and the revised interest rate on the Series A Loan Certificate pursuant to Section 2.12 of the Loan Agreement;

                  (v) the Series A Loan Certificates are restructured pursuant to Section 2.12 of the Loan Agreement and the Payment Undertaking Agreement is appropriately adjusted pursuant to Section 3.3 thereof;

                  (vi) such refinancing shall not, in and of itself, result in a violation of Applicable Law not attributable to a default in or a breach of the obligations of any such Person hereunder or under the other Operative Documents;

                  (vii) the representations and warranties of Old Dominion set forth in clause (n) of Section 3.3 of this Agreement shall be true and correct in all material respects on and as of the Loan Refinancing Date with the same force and effect as though made on and as of such Loan Refinancing Date and the Owner Participant, the Owner Trustee and the Agent shall have received an Officer's Certificate from Old Dominion to such effect;

                  (viii) any authorization or approval or other action by, or notice to or filing with, any Governmental Entity required for such issuance of Additional Loan Certificates has been duly obtained, taken or given and the Owner Participant, the Owner Trustee and the Agent shall have received one or more opinions of counsel for Old Dominion (such opinions and such counsel to be reasonably acceptable to the Owner Participant, the Owner Trustee and the Agent) to such effect;

                  (ix) such Additional Loan Certificates provide for the same principal amortization, interest accrual periods and "interest roll-up" provisions applicable to the Series B Loan Certificates; and

                  (x) the  representations  and  warranties set forth in Section
         3.4 of this Agreement shall be true and correct in all material respects on and as of the Loan Refinancing Date with the same force and effect with respect to the new Lenders as of such Loan Refinancing Date and the Owner Participant, the Owner Trustee and the Agent shall have received an Officer's Certificate from the new Lenders to such effect.

         SECTION 10.3. OPTIONAL REFINANCING. (a) Unless a Payment Default, Credit Default or an Event of Default shall have occurred and be continuing, at the request of Old Dominion, the Owner Participant, the Owner Trustee and the Agent agree to cooperate with Old Dominion to refinance the Loan Certificates in whole but not in part, through the issuance of Additional Loan Certificates. The obligation of the Owner Participant and the Owner Trustee to effect such a refinancing shall be subject to the satisfaction of all conditions to the issuance of Additional Loan Certificates under Section 10.2 (other than paragraph (viii)) and Section 2.11 of the Loan Agreement and, in addition, to the satisfaction of the following conditions:

                  (i) all documentation in connection with such refinancing shall be satisfactory to the Owner Trustee and the Owner Participant;

                  (ii) the Owner Participant shall at the expense of Old Dominion have obtained a favorable tax opinion from the Owner Participant's Tax Counsel to the effect that the exercise of such refinancing right (as opposed to the existence of such right) will not result in a material incremental risk of any unindemnified adverse tax consequence to Owner Participant or the Owner Trustee, or, if such opinion cannot be obtained from such counsel, the Owner Participant shall be indemnified by Old Dominion to the reasonable satisfaction of Owner Participant;

                  (iii) the Owner Participant shall not suffer any adverse accounting effects as a result of such refinancing, including but not limited to, the loss of leveraged lease accounting; and

                  (iv) such additional representations, warranties, indemnities and opinions of counsel as the Owner Participant or the Owner Trustee shall reasonably request.

         SECTION 10.4. REFINANCING COSTS. Old Dominion hereby agrees to pay all reasonable costs and expenses of the Transaction Parties, including the reasonable fees and expenses of counsel to the Owner Participant, the Owner Trustee, the Lenders and the Agent, in each case to the extent incurred in connection with any refinancing pursuant to this Section 10 whether or not the refinancing is consummated.


SECTION 11.       CONVEYANCE OF TITLE TO RETAINED ASSETS

         Notwithstanding the provisions of any Operative Document, including, but not limited to Section 6 of the Equipment Operating Lease and Section 6 of the Foundation Operating Lease, Old Dominion shall have the right to convey legal title to any or all Retained Assets to a Person in a transaction characterized as a sale and leaseback for United States commercial law purposes, but in which ownership is conveyed for tax purposes of the domicile of such Person, but only for purposes of the domicile of such Person, PROVIDED THAT such transaction satisfies the following conditions:

         (a) such conveyance and related leaseback does not affect the status of the Equipment Head Lease and the Foundation Head Lease as conveying ownership for United States income tax purposes to the Owner Participant;

         (b) the interest of any purchaser of legal title to Retained Assets or any portion thereof is subject and subordinate to the interest of the Owner Trustee under the Equipment Head Lease and the Foundation Head Lease; and

         (c) such conveyance and leaseback does not otherwise adversely affect any right or interest of the Owner Trustee under the Equipment Operating Lease, the Foundation Operating Lease, the Equipment Head Lease, the Foundation Head Lease or any other Operative Document, the Owner Participant under any Operative Document or of the Lenders or the Agent under the Loan Agreement, the Leasehold Mortgage, the Payment Undertaking Agreement or the Deposit Pledge Agreement or the existence of the Deposit and the Owner Trustee, the Owner Participant, the Lenders and the Agent shall have received an opinion of counsel, in form and substance reasonably satisfactory to each such party, to such effect.

         Not later than 30 days prior to the date of consummation of a transaction contemplated by this Section 11, Old Dominion will give the Owner Trustee, the Owner Participant and the Agent written notice of its intention to consummate such a transaction along with a written description of the transaction contemplated. In connection with the negotiation of such proposed transaction Old Dominion will make available to the Owner Participant, the Agent and their counsel drafts of transaction documents in connection with such proposed transaction at such times as to permit sufficient review to determine compliance with this Section 11 and to determine whether the opinion of counsel contemplated by the succeeding sentence can be delivered. Old Dominion's right to consummate such transaction shall be subject to receipt by the Owner Participant of either (i) a tax opinion of Chadbourne & Parke LLP or other tax counsel to the Owner Participant reasonably satisfactory to the Owner Participant to the effect that the proposed transaction creates no material incremental tax risk to the Owner Participant, the Owner Trustee or any Affiliate, or (ii) if Old Dominion's Bonds are rated at least the Minimum Credit Ratings, (A) a tax opinion of counsel to Old Dominion, such counsel and such opinion to be reasonably satisfactory to the Owner Participant, to the effect that it is more likely than not that the proposed transaction will not adversely affect the U.S. federal income tax consequences of the transactions contemplated by the Operative Documents to the Owner Participant, the Owner Trustee, or any Affiliate, and (B) an indemnity in form and substance satisfactory to the Owner Participant against any adverse tax consequences resulting in whole or in part from the proposed transaction. Old Dominion will reimburse the Owner Trustee, the Owner Participant, the Agent and the Lender for all their costs and expenses in connection with their review of the proposed transaction. In addition, if the transaction contemplated by this Section 11 shall be closed, Old Dominion shall pay the Owner Participant a $25,000 fee.

SECTION 11A.            SUBSTITUTE SECURITY FOR PAYMENT UNDERTAKING AGREEMENT

         Old Dominion may at any time and for any reason (x) replace the obligor under the Payment Undertaking Agreement with a substitute Bank selected by Old Dominion in its sole discretion and in such event Old Dominion shall make any additional payment to such new Bank so that such Bank will agree in a successor Payment Undertaking Agreement to make payment at the same time and in the same amounts as provided in the initial Payment Undertaking Agreement and Old Dominion may retain any funds which such new Bank does not need so to agree, or
(y) replace the Payment Undertaking Agreement with Acceptable Substitute Security (as hereinafter defined). Any successor Payment Undertaking Agreement, new Bank and Acceptable Substitute Security must be acceptable to the Owner Trustee and the Holder of any Series A Loan Certificate. It shall be a condition to the ability of Old Dominion to replace the Payment Undertaking Agreement with Acceptable Substitute Security that the Owner Trustee and the Lessee shall agree to the adjustment of the interest rate on the Series A Loan Certificate required by the Holder of any Series A Loan Certificate pursuant to paragraph (c) of
Section 2.1 of the Loan Agreement. In connection with any replacement of the Payment Undertaking Agreement with a successor Payment Undertaking Agreement (i) the Transaction Parties agree to execute such documents as are necessary to effect the pledge and repledge of such successor Payment Undertaking Agreement on terms identical to those of the Payment Undertaking Pledge Agreement and the Loan Agreement and (ii) the Owner Trustee, the Owner Participant, the Lender and the Agent shall be provided with such certificates and opinions of counsel as were provided to the Bank on the Closing Date and opinions of counsel concerning the pledge and repledge of the successor Payment Undertaking Agreement to the same effect as those rendered on the Closing Date in respect of the original Payment Undertaking Agreement, the Payment Undertaking Pledge Agreement and the Loan Agreement. In the event that Old Dominion has replaced the Payment Undertaking Agreement with Acceptable Substitute Security, the parties hereto agree to execute such documents as are necessary to (x) reflect the release of the Payment Undertaking Agreement from the Liens of the Payment Undertaking Pledge Agreement and (y) create a first priority perfected security interest in such Acceptable Substitute Security in favor of the Holder of any Series A Loan Certificate. As used in this Section 11A, the term "successor Payment Undertaking Agreement" shall mean the Payment Undertaking Agreement as in effect after the replacement of the Bank pursuant hereto. For purposes of this Section 11A, the phrase "Acceptable Substitute Security" shall mean one or more letters of credit, guarantees, collateral deposits or other equivalent undertaking in favor of the Owner Trustee and the Holder of any Series A Loan Certificate from an Acceptable Credit Bank (or in the case of collateral, deposits issued or guaranteed by an Acceptable Credit Bank or other issuer with an equivalent credit rating) in form and substance reasonably acceptable to Old Dominion, the Owner Participant and the Owner Trustee and the Holder of any Series A Loan Certificate which shall remain in full force and effect at all times until the Expiration Date (provided that a letter of credit may have an earlier expiry date so long as suitable arrangements are agreed to among Old Dominion, the Owner Participant and the Holder of any Series A Loan Certificate respecting substitution of new letters of credit or cash therefor during such period) and shall be payable in at least the same amounts and on the same dates as payments are required under the Payment Undertaking Agreement, together with such certificates, opinions and other documents as Old

Dominion, the Owner Participant or the Holder of any Series A Loan Certificate may reasonably request to evidence the enforceability of such undertaking. For purposes of this Section 11A, an "Acceptable Credit Bank" shall mean a bank or other financial institution the long-term, senior, unsecured obligations of which are rated AA or better by S&P or Aa2 or better by Moody's, or are guaranteed by a bank or other financial institution the long-term, senior, unsecured obligations of which are so rated.


SECTION 12.       MISCELLANEOUS

         SECTION 12.1. CONSENTS. The Owner Participant covenants and agrees that it shall not unreasonably withhold its consent to any consent requested of the Owner Trustee under the terms of the Operative Documents that by its terms is not to be unreasonably withheld by the Owner Trustee.

         SECTION 12.2. BANKRUPTCY OF TRUST ESTATE. If (i) all or any part of the Trust Estate becomes the property of a debtor subject to the reorganization provisions of Title 11 of the United States Code, as amended from time to time,
(ii) pursuant to such reorganization provisions the Owner Participant is required, by reason of the Owner Participant being held to have recourse liability to the debtor or the trustee of the debtor directly or indirectly, to make payment on account of any amount payable as principal or interest on the Loan Certificates, and (iii) the Lender actually receives any Excess Amount, as defined below, which reflects any payment by the Owner Participant on account of clause (ii) above, the Lender shall promptly refund to the Owner Participant such Excess Amount. For purposes of this Section 12.2, "Excess Amount" means the amount by which such payment exceeds the amount which would have been received by the Lender if the Owner Participant had not become subject to the recourse liability referred to in clause (ii) above. Nothing contained in this Section
12.2 shall prevent the Lender from enforcing any personal recourse obligations (and retaining the proceeds thereof) of the Owner Participant as contemplated by this Participation Agreement (other than referred to in clause (ii)).

         SECTION 12.3. AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto.

         SECTION 12.4. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

If to Old Dominion:

         Old Dominion Electric Cooperative
         4201 Dominion Boulevard
         Glen Allen, Virginia 23060
         Facsimile No.:  (804) 747-3742
         Telephone No.:  (804) 747-0592
         Attention:  Vice President of Accounting and Finance


If to the Owner Trustee:

         State Street Bank and Trust Company
         Two International Place
         Fourth Floor
         Boston, Massachusetts 02110
         Facsimile No.:  (617) 664-5318
         Telephone No.:  (617) 664-5610
         Attention: Manager - Corporate Trust


with a copy to:
the Owner Participant at the address set forth below.


If to the Owner Participant:

         First Union National Bank of Florida
         301 South College Street
         20th Floor
         Charlotte, North Carolina  28288-0658
         Facsimile No.:  (704) 374-4724
         Telephone No.:  (704) 374-3241
         Attention: Michael L. Taylor
                      Vice-President

If to the Agent:

         Utrecht-America Finance Co.,
         c/o Rabobank Nederland, New York Branch
         245 Park Avenue
         New York, New York  10167-0062
         Facsimile No.:  (212) 916-7880
         Telephone No.:  (212) 916-7864
         Attention:  General Counsel's Office

A copy of all communications and notices provided for herein shall be sent by the party giving such communication or notice to Virginia Power at:

         Virginia Electric and Power Company
         P.O. Box 26666
         Richmond, Virginia  23261
         Attention:  President

         SECTION 12.5. SURVIVAL. All warranties, representations, indemnities and covenants made by any party hereto, herein or in any certificate or other instrument delivered by any such party or on the behalf of any such party under this Agreement shall be considered to have been relied upon by each other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by any such party or on behalf of any such party.

         SECTION 12.6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof, including each successive holder of the Beneficial Interest permitted under Section 5.1. Except as expressly provided herein or in the other Operative Documents, no party hereto may assign its interests herein without the consent of the other parties hereto.

         SECTION 12.7. BUSINESS DAY. Notwithstanding anything herein or in any other Operative Document to the contrary, if the date on which any payment is to be made pursuant to this Agreement or any other Operative Document is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (PROVIDED such payment is made on such succeeding Business
Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         SECTION 12.8. GOVERNING LAW. THIS AGREEMENT SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 12.9. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 12.10. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one Agreement.

         SECTION 12.11. HEADINGS AND TABLE OF CONTENTS. The headings of the sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         SECTION 12.12.    LIMITATIONS OF LIABILITY.

         (a) LIABILITIES OF THE PARTICIPANTS. Neither the Owner Trustee, the Trust Company nor the Owner Participant shall have any obligation or duty to Old Dominion or to others with respect to the transactions contemplated hereby, except those obligations or duties expressly set forth in this Agreement and the other Operative Documents, and neither the Owner Trustee, the Trust Company nor the Owner Participant shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder. Without limitation of the generality of the foregoing, under no circumstances whatsoever shall the Owner Participant be liable to Old Dominion for any action or inaction on the part of the Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Owner Trustee, unless such action or inaction is at the direction of the Owner Participant, and such direction is expressly permitted hereby.

         (b) NO RECOURSE TO THE OWNER TRUSTEE. Anything in this Participation Agreement or the Loan Certificates to the contrary notwithstanding, except as otherwise provided in Sections 3.1, 6.1, 6.2 and 6.7 and except with respect to Lessor's Liens, it is understood and agreed that (irrespective of any breach of any representation, covenant, agreement or undertaking of any nature whatsoever made in this Participation Agreement or the Loan Certificates by the Owner Trustee), no recourse shall be had under any rule of law, statute or constitution or by the enforcement of any assessments or penalties or otherwise for the payment of any amounts due on the Loan Certificates or due under the Operative Documents or for any claim based thereon or otherwise in respect thereof against (i) except as a result of its gross negligence, fraud or willful misconduct, the Owner Trustee or any past, present or future Affiliate, partner, officer, director, any owner, shareholder, agent or employee of or in any thereof or director or shareholder of any partner thereof or their legal representatives, successors or assigns, (ii) except as a result of its gross negligence, fraud or willful misconduct, any successor Owner Trustee or (iii) any Person for whom the Owner Trustee was acting as an agent for the account and benefit of such Person in entering into the transactions evidenced by this Participation Agreement and the Loan Certificates, and that such Person was or was alleged to be the principal of the Owner Trustee. Furthermore, it is expressly understood that, except as expressly set forth in this

Section 12.12(b), all such liability (a) of the Owner Trustee or any past, present or future Affiliate, partner, officer, director, any owner, shareholder, agent or employee of or in any thereof or director or shareholder of any partner thereof or any of their respective legal representatives, successors or assigns,
(b) any successor Owner Trustee or (c) such other Person, is and is being expressly waived and released as consideration for the execution of this Participation Agreement by Owner Trustee and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Participation Agreement and the other Operative Documents agree to look solely to the Trust Estate and to the sums due or to become due under the Trust Estate (other than Excluded Payments) for the payment of any such sums.

         (c) In addition to and not in limitation of the foregoing, it is understood and agreed that (i) this Participation Agreement is executed and delivered by the Trust Company, not in its individual capacity but solely as trustee under the Participation Agreement in the exercise of the power and authority conferred and vested in it as such trustee, (ii) except as to Lessor's Liens applicable to the Trust Company and Sections 3.1, 6.1, 6.2 and 6.7 each of the representations, undertakings and agreements made herein by the Owner Trustee are not personal representations, undertakings and agreements of the Trust Company, but are binding only on the Owner Trustee, as trustee, and (iii) actions to be taken by the Owner Trustee pursuant to its obligations hereunder and under the Loan Certificates may be taken by the Owner Trustee only upon specific authority of the Owner Participant as provided in the Trust Agreement.

         SECTION 12.13. CONSENT TO JURISDICTION. To the extent permitted by applicable law, each of the parties hereto (i) hereby irrevocably submits to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County (without prejudice to the right of any party to remove to the United States District Court for the Southern District of New York) and to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York for the purposes of any suit, action or other proceeding arising out of this Agreement, the other Operative Documents, or the subject matter hereof or thereof or any of the transactions contemplated hereby or thereby brought by any of the parties hereto or their successors or assigns,
(ii) hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court, or in such federal court, and (iii) to the extent permitted by Applicable Law, hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding any claim that it is not personally subject to the jurisdiction of the above-named courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement, the other Operative Documents, or the subject matter hereof or thereof may not be enforced in or by such court.


         SECTION 12.14. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Participation Agreement and the other Operative Documents.

         IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.


                               OLD DOMINION ELECTRIC COOPERATIVE


                                      By:/s/ DANIEL M. WALKER
                                         ---------------------------------------
                                          Daniel M. Walker
                                          Vice President

                                      Date: March 1, 1996

                                      STATE   STREET   BANK  AND
                                      TRUST COMPANY,  not in its
                                      individual capacity except
                                      as   expressly    provided
                                      herein,   but   solely  as
                                      Owner  Trustee  under  the
                                      Trust Agreement


                                      By:/s/ E. DECKER ADAMS
                                         ---------------------------------------
                                          E. Decker Adams
                                          Vice President of Accounting
                                            and Finance

                                      Date: March 1, 1996


                                      FIRST UNION NATIONAL BANK OF FLORIDA


                                      By:/s/ DAVID G. TAYLOR
                                         ---------------------------------------
                                          Name:  David G. Taylor
                                          Title: Senior Vice President

                                      Date: March 1, 1996


                                      UTRECHT-AMERICA FINANCE CO.


                                      By:/s/ MICHEL DE KONKOLY THEGE
                                         --------------------------------------
                                         Name: Michel De Konkoly Thege
                                         Title: Vice President

                                      Date: March 1, 1996

                                                                APPENDIX A
                                                                        TO
                                                             PARTICIPATION
                                                                 AGREEMENT


                                   DEFINITIONS

                                                                    SCHEDULE 1
                                                                            TO
                                                                 PARTICIPATION
                                                                     AGREEMENT


                                TRANSACTION COSTS

                                                                         Funded                   Funded
   Invoice                                                                Prior                     at
   Received                                                            to Closing                Closing
   --------                                                            ----------                -------
      x/         Orrick, Herrington & Sutcliffe, special                     $700,000                  $700,000
                 counsel for ODEC

      x/         LeClair Ryan, general Virginia counsel for                         0                   238,065
                 ODEC

      x/         Virginia Recording Costs (Reimburse                                0                    87,000
                 LeClair, Ryan)

      x/         Chadbourne & Parke LLP, special counsel                      200,000                   750,000
                 for First Union

      x/         Mays & Vallentine, special Virginia                           50,000                    99,000
                 counsel for First Union and Rabobank

      x/         Davis, Polk & Wardwell and DeBrauw,                                0                   150,187
                 Blackstone & Westbroek, U.S. and Dutch
                 counsel for Rabobank Nederland and
                 Utrecht America

      x/         Rabobank Up Front Fee                                              0                   600,000

      x/         Day, Berry & Howard, special counsel to                            0                    30,600
                 Owner Trustee

      x/         State Street Bank & Trust Company as                               0                    40,500
                 Owner Trustees (Lump payment for 23
                 years)

      x/         Deloitte & Touche Valuation Group                                  0                   103,095

      x/         Johnson & Higgins                                                  0                     5,000

      x/         Burns & McDonald                                                   0                    37,279

      x/         Bond Insurance for Equity Deposit                                  0                   518,619
                          AMBAC Indemnity Corporation
                          (47.5 Basis Points on Gross Debt
                          Service = ($109,182,937)

      x/         Coopers & Lybrand                                                  0                    22,796

      x/         First Union Leasing Corporation (Facility                          0                   250,000
                 Fee)

      x/         Crestar Bank as Indenture Trustee counsel,                         0                    11,359
                 Williams, Mullen, Christian & Robbins

                 SUBTOTAL                                                    $950,000                $3,243,500



                                      S1-1


                                                                            Funded
   Invoice                                                                   Prior                   Funded
   Received                                                                to Closing               At Closing
   --------                                                                ----------               ----------
                 (%)                                                                                      1.03%

                 BOT Financial Services, Inc., as Advisor                           0                 2,075,000
                 to ODEC                                                     --------                 ---------


                 TOTAL TRANSACTION EXPENSES                                  $950,000                $5,318,500

                 (%)                                                            0.30%                     1.69%





                                      S1-2

                                                                 SCHEDULE 2
                                                                         OF
                                                              PARTICIPATION
                                                                  AGREEMENT

                          RECORDATION AND UCC FILINGS

I.       RECORDATION:

         1) Personal Property Agreement, Leasehold Mortgage, Foundation Head Lease, Foundation Operating Lease, and Option Agreement to Lease to be filed in the land records office in:

                                    Halifax County, Virginia

         2) Fifth Supplemental Indenture to be filed in the land records offices in:

                    Henrico County, Virginia (U.C.C. records)
                    Louisa County, Virginia (Land and U.C.C. records)
                    Orange County, Virginia (Land and U.C.C. records) Spottsylvania County, Virginia (Land and U.C.C. records) Virginia State Corporation Commission


II.      UCC FINANCING STATEMENTS:


         1)  Precautionary - Non-fixture.

             Debtor:                   State Street Bank and Trust Company

             Creditor:                 Utrecht-America Finance Co.

             Places Filed:             Clerk of Circuit Court, Halifax County,
                                       Commonwealth of Virginia
                                       Boston City Clerk, Massachusetts
                                       Secretary of State, Massachusetts
                                       Virginia State Corporation Commission


         2)       Precautionary - Non-fixture.

                  Debtor:         Old Dominion Electric Cooperative

                  Creditor:       State Street Bank and Trust Company

                  Places Filed:   Virginia State Corporation Commission
                                  Clerk of Circuit Court, Henrico County,
                                  Commonwealth of Virginia
                                  Clerk of Circuit Court, Halifax County,
                                  Commonwealth of Virginia




                                      S2-1

         3)       Precautionary - Fixture Filing.

                  Debtor:               Old Dominion Electric Cooperative

                  Creditor:             State Street Bank and Trust Company

                  Places Filed:         Clerk of Circuit Court, Halifax County,
                                        Commonwealth of Virginia


         4)       Precautionary - Fixture Filing.

                  Debtor:                   State Street Bank and Trust Company

                  Creditor:                 Old Dominion Electric Cooperative

                  Places Filed:             Clerk of Circuit Court,
                                            Halifax County,
                                            Commonwealth of Virginia


         5)       Precautionary - Fixture Filing.

                  Debtor:                   State Street Bank and Trust Company

                  Creditor:                 Utrecht-America Finance Co.

                  Places Filed:             Clerk of Circuit Court,
                                            Halifax County,
                                            Commonwealth of Virginia


         6) Rental Obligation Security for Equipment and Foundation Operating Leases.

                  Debtor:                Old Dominion Electric Cooperative

                  Creditor:              State Street Bank and Trust Company

                  Assignee:              Utrecht-America Finance Co.

                  Places Filed:          Virginia State Corporation Commission
                                         Clerk of Circuit Court, Henrico County,
                                         Commonwealth of Virginia




                                      S2-2

                                                              EXHIBIT A
                                                                     TO
                                                          PARTICIPATION
                                                              AGREEMENT


                             FORM OF TRUST AGREEMENT

                                                                   EXHIBIT B
                                                                          TO
                                                               PARTICIPATION
                                                                   AGREEMENT


                          FORM OF EQUIPMENT HEAD LEASE

                                                             EXHIBIT C
                                                                    TO
                                                         PARTICIPATION
                                                             AGREEMENT


                          FORM OF FOUNDATION HEAD LEASE

                                                          EXHIBIT D
                                                                 TO
                                                      PARTICIPATION
                                                          AGREEMENT


                            FORM OF OPTION AGREEMENT

                                                                  EXHIBIT E
                                                                         TO
                                                              PARTICIPATION
                                                                  AGREEMENT


                      FORM OF CLOVER AGREEMENTS ASSIGNMENT

                                                                      EXHIBIT F
                                                                             TO
                                                                  PARTICIPATION
                                                                      AGREEMENT


                        FORM OF EQUIPMENT OPERATING LEASE

                                                           EXHIBIT G
                                                                  TO
                                                       PARTICIPATION
                                                           AGREEMENT


                       FORM OF FOUNDATION OPERATING LEASE

                                                           EXHIBIT H
                                                                  TO
                                                       PARTICIPATION
                                                           AGREEMENT


                             FORM OF LOAN AGREEMENT

                                                                    EXHIBIT I
                                                                           TO
                                                                PARTICIPATION
                                                                    AGREEMENT


                           FORM OF LEASEHOLD MORTGAGE

                                                              EXHIBIT J
                                                                     TO
                                                          PARTICIPATION
                                                              AGREEMENT


                            FORM OF PLEDGE AGREEMENT

                                                                     EXHIBIT K
                                                                            TO
                                                                 PARTICIPATION
                                                                     AGREEMENT


                            FORM OF DEPOSIT AGREEMENT

                                                                     EXHIBIT L
                                                                            TO
                                                                 PARTICIPATION
                                                                     AGREEMENT


                        FORM OF DEPOSIT PLEDGE AGREEMENT

                                                                    EXHIBIT  M
                                                                            TO
                                                                 PARTICIPATION
                                                                     AGREEMENT


                         FORM OF TAX INDEMNITY AGREEMENT

                                                                     EXHIBIT N
                                                                            TO
                                                                 PARTICIPATION
                                                                     AGREEMENT


                       FORM OF SECOND SEVERANCE AGREEMENT

                                                                     EXHIBIT O
                                                                            TO
                                                                 PARTICIPATION
                                                                     AGREEMENT


                          FORM OF ASSUMPTION AGREEMENT

                                                                     EXHIBIT P
                                                                            TO
                                                                 PARTICIPATION
                                                                     AGREEMENT


                                FORM OF GUARANTY

                                                                     EXHIBIT Q
                                                                            TO
                                                                 PARTICIPATION
                                                                     AGREEMENT


                      FORM OF PAYMENT UNDERTAKING AGREEMENT

                                                                     EXHIBIT R
                                                                            TO
                                                                 PARTICIPATION
                                                                     AGREEMENT


                  FORM OF PAYMENT UNDERTAKING PLEDGE AGREEMENT

                            APPENDIX A - DEFINITIONS


GENERAL PROVISIONS

         The following terms shall have the following meanings for all purposes of the Operative Documents referred to below, unless otherwise defined in an Operative Document or the context thereof shall otherwise require, and such meanings shall be equally applicable to both the singular and the plural forms of the terms herein defined. In the case of any conflict between the provisions of this Appendix A and the provisions of the main body of any Operative Document, the provisions of the main body of such Operative Document shall control the construction of such Operative Document.

         Unless the context otherwise requires, (i) references to agreements shall be deemed to mean and include such agreements as the same may be amended, supplemented and otherwise modified from time to time, and (ii) references to parties to agreements shall be deemed to include the permitted successors and assigns of such parties.

DEFINED TERMS

"ACCEPTABLE POWER PURCHASER" shall mean a Person that meets the following criteria as of the Expiration Date based upon its most recent audited financial statements:

            (i)     such Person has a net worth of at least $500 million;

           (ii) the unsecured senior debt obligations of such Person have a credit rating of not less than A3 by Moody's and A- by S&P, unless such Person has provided credit enhancement (including the possible provision of collateral supporting its obligations under any Power Sales Agreement) in an amount and manner and on conditions satisfactory in all respects to the Owner Participant;

          (iii) such Person will not violate the Owner Participant's credit restrictions or guidelines applicable from time to time for the extension of credit in general; and

           (iv)     such Person is not Old Dominion,  any cooperative  member of
                    Old  Dominion,   Virginia  Power  or  an  Affiliate  of  the
                    foregoing.

"ACCEPTABLE SUBSTITUTE SECURITY" shall have the meaning specified in Section 11A of the Participation Agreement.

"ACKNOWLEDGMENT"  shall  mean  the  Acknowledgment   executed  by  the  Bank  in
connection with the Payment Instruction.

"ACTUAL KNOWLEDGE" shall mean, with respect to any Transaction Party, actual knowledge of, or receipt of written notice by, an officer of such a Transaction Party having responsibility for the administration of the Overall Transaction.

"ADDITIONAL EQUITY INVESTMENT" shall mean the amount, if any, the Owner Participant shall provide (in its sole and absolute discretion) to finance all or a portion of Lessor's Percentage of the cost of any Nonseverable Modification financed pursuant to Section 10.1 of the Participation Agreement.

"ADDITIONAL LOAN CERTIFICATES" shall mean any Loan Certificates issued pursuant to Section 2.11 of the Loan Agreement.

"ADR CLASS LIFE" shall mean the class life of an asset determined pursuant to the class life asset depreciation system under Section 167 of the Code.

"ADVISOR TO THE LESSEE" shall mean BOT.

"AFFILIATE" of a particular Person shall mean any Person (i) directly or indirectly controlling, controlled by or under common control with the particular Person, (ii) that beneficially owns or holds (directly or through a subsidiary) more than 50% of the voting power of any class of voting securities of the particular Person or (iii) more than 50% of the voting securities (or in the case of a Person which is not a corporation, more than 50% of the equity interest) of which is beneficially owned or held by the particular Person or a subsidiary thereof. For purposes of this definition, "control" when used with respect to any particular Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

"AFTER-TAX BASIS", in the context of determining the amount of a payment to be made on such basis, shall mean the payment of an amount which, after reduction by the net increase in income tax liability of the recipient of such payment and its Affiliates (or any consolidated or combined group of which it is a member) which net increase shall be calculated by taking into account any reduction in such taxes resulting from any tax benefits realized or (except in the case of the Agent or any Lender) reasonably expected to be realized by the recipient and its Affiliates (or any consolidated or combined group of which it is a member) as a result of such payment, shall be equal to the amount required to be paid. In calculating the amount payable by reason of this provision, all income taxes payable and tax benefits realized or to be realized shall be determined on the assumptions that (i) the recipient shall be (x) subject to the applicable income taxes at the highest marginal tax rates then applicable to corporate taxpayers taxed on the same basis as the recipient that are in effect in the applicable jurisdictions at the time such amount is received or properly accrued and (y) that all tax benefits are utilized at the highest marginal rates then applicable to corporate taxpayers taxed on the same basis as the recipient that are then in effect in the applicable jurisdictions, and (ii) tax benefits to be realized in any taxable year other than the year of payment are determined on a present value basis using a discount rate equal to the rate of interest on underpayments of federal income tax in effect at the time of the determination.

"AGENT" shall mean Utrecht-America, as agent for the Lenders under the Loan Agreement, together with its successors and permitted assigns.

"AGENT'S ACCOUNT" shall mean the account (No. 13679) maintained by the Agent with Rabobank Nederland, New York Branch or such other account of the Agent in New York, New York, as the Agent may from time to time specify in a notice to the other parties to the Participation Agreement.

"AMBAC" AND "AMBAC INDEMNITY" shall mean AMBAC Indemnity Corporation, a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin.

"AMORTIZATION DEDUCTIONS" shall have the meaning specified in Section 2(f) of the Tax Indemnity Agreement.

"APPLICABLE LAW" shall mean, without limitation, all applicable laws and treaties, judgments, decrees, injunctions, writs and orders of any court, arbitration board or Governmental Entity and rules, regulations, orders, licenses and permits of any Governmental Entity.

"APPLICABLE RATE" shall mean, the Debt Rate, in the case of the Lenders, and 6.75% per annum in the case of the Owner Participant.

"APPRAISAL" shall mean the appraisal prepared by the Appraiser with respect to the Lessor's Unit 1 Interest referred to in Section 4.16 of the Participation Agreement.

"APPRAISER" shall mean Deloitte & Touche LLP Valuation Group.

"ASSIGNED CLOVER INTERESTS" shall mean all of Old Dominion's rights, obligations and liabilities under the Clover Agreements attributable to (a) the Unit 1 Site, the Unit 1 Foundation and the Unit 1 Equipment, (b) the Common Facilities Site, the Common Facilities Foundation and the Common Facilities Equipment, and (c) the Unit 2 Site as defined in the Ground Lease and Sublease, and which are necessary for the use and operation of the Unit 1 Site, the Unit 1 Foundation and the Unit 1 Equipment.

"ASSIGNEE" shall mean the Owner Trustee, as assignee under the Clover Agreements Assignment, together with its successors and permitted assigns.

"ASSIGNOR" shall mean Old Dominion, as assignor under the Clover Agreements Assignment, together with its successors and permitted assigns.

"AVAILABLE CAPACITY" shall have the meaning specified in Section 1.04 of the Clover Operating Agreement.

"BANK"  shall  mean  Cooperatieve   Centrale   Raiffeisen-Boerenleenbank   B.A.,
"Rabobank Nederland", New York Branch and its successors and permitted assigns.

"BANKRUPTCY CODE" shall mean the United States Bankruptcy Reform Act of 1978, as amended from time to time, 11 U.S.C. ss.101 ET SEQ.

"BASIC GROUND LEASE TERM" shall have the meaning specified in Section 2.2 of the Ground Lease.

"BASIC RENT" shall mean all rent payable by the Lessee to the Lessor pursuant to
Section 3.2 of the Equipment Operating Lease, as the same may be adjusted from time to time pursuant to Section 3.4 of the Equipment Operating Lease.

"BASIC TERM" shall mean the period commencing on the Basic Term Commencement Date and ending at 11:59 P.M. (New York City time) on the Expiration Date.

"BASIC TERM COMMENCEMENT DATE" shall mean February 28, 1997.

"BENEFICIAL INTEREST" shall mean the interest of the Owner Participant under the Trust Agreement.

"BOND INSURANCE POLICY" shall mean the bond insurance policy (No. FG0207BE) issued by AMBAC relating to the 1996 Series A Bonds and the 1996 Series B Bonds.

"BOT" shall mean BOT Financial Services, Inc.

"BREAK COSTS" shall mean the actual amount reasonably determined by the Bank in good faith to be the amount (if any) (x) required fully to compensate the Bank for any costs, expenses, liabilities or losses suffered or incurred (including, without limitation, any legal fees, out-of-pocket expenses and administration costs) or (y) which represents a gain to the Bank, in each case, as a consequence of breaking or unwinding or funding from other sources any arrangements it may have made for investing the proceeds of the Specified Sum or for hedging or funding its obligations under the Payment Undertaking Agreement, in each case, as a result of the Bank being required to make a payment of Early Termination Amount under the Payment Undertaking Agreement pursuant to clause
(ix) of paragraph (a) of Section 3.2 thereof.

"BURDENSOME TAX LAW CHANGE" shall mean a Proposed Tax Law Change that shall have occurred on within two Business Day prior to the Closing Date and Old Dominion shall have received notice of such Proposed Tax Law Change from the Owner Participant within four Business Days after the Closing Date.

"BURDENSOME TAX LAW CHANGE VALUE" shall mean an amount equal to the sum of (a) the outstanding principal balance of the Loan Certificates as of the date of termination of the Equipment Operating Lease and the Foundation Operating Lease pursuant to Section 13 of each in consequence of a Burdensome Tax Law Change plus any and all interest accrued and unpaid thereon as of such date; (b) the amount of the Equity Investment, and (c) interest on the amount specified in clause (b) hereof, calculated at the rate of 6.75% per annum on the basis of a year of 360 days and the number of days actually elapsed from the Closing Date to such date of payment.

"BUSINESS DAY" shall mean any day other than a Saturday, Sunday or other day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in (i) Glen Allen, Virginia, (ii) the city and state in which the principal corporate trust office of the Owner Trustee is located, (iii) the city and state in which the principal office of the Agent is located or (iv) Amsterdam, The Netherlands.

"CERTIFICATE OF DEPOSIT" shall mean the "Certificate of Deposit" as in the form attached as Exhibit C to the Deposit Agreement.

"CFC" shall mean National Rural Utilities Cooperative Finance Corporation, a District of Columbia cooperative association, or any successor thereto.

"CLAIM" shall mean any liability (including, without limitation, in respect of negligence (whether passive or active or other torts), strict or absolute liability in tort or otherwise, warranty, latent or other defects, statutory liability, bodily injury or death), obligation, loss, settlement, damage, penalty, claim, action, suit, proceeding (whether civil or criminal), judgment, penalty, fine and other legal or administrative sanction, judicial or administrative proceeding, cost, expense or disbursement, including reasonable legal fees, expenses and reasonable related charges, of whatsoever kind and nature.

"CLOSING" shall have the meaning specified in Section 2.2(a) of the Participation Agreement.

"CLOSING DATE" shall mean the Scheduled Closing Date or such later date on which the Closing of the transactions contemplated by the Participation Agreement shall occur.

"CLOVER AGREEMENTS" shall mean the Clover Ownership Agreement and the Clover Operating Agreement as amended from time to time.

"CLOVER AGREEMENTS ASSIGNMENT" shall mean the Clover Agreements Assignment and Assumption Agreement, dated as of February 29, 1996, in substantially the form of Exhibit E to the Participation Agreement, between the Assignee and the Assignor.

"CLOVER FACILITY ASSETS" shall have the meaning specified in the first Recital in the Second Severance Agreement.

"CLOVER OPERATING AGREEMENT" shall mean that certain Clover Operating Agreement, dated as of May 31, 1990, between Old Dominion and Virginia Power, as the same may have been or may be amended.

"CLOVER   OWNERSHIP   AGREEMENT"   shall  mean  that  certain  Clover  Purchase,
Construction and Ownership Agreement, dated as of May 31, 1990, between Old Dominion and Virginia Power, as the same may have been or may be amended.

"CLOVER POWER STATION" shall mean the two 391 MW coal-fired generating units, and related facilities constructed by Old Dominion and Virginia Power, as tenants-in-common, near Clover, Virginia. The Clover Power Station consists of Clover Unit 1 and Clover Unit 2.

"CLOVER POWER STATION PLAT" shall mean the plat (consisting of 5 sheets) dated February 22, 1996, prepared by Hurt & Proffitt, Inc., styled "Composite Map of the Property of Old Dominion Electric Cooperative and Virginia Electric & Power Company," marked Exhibit B and recorded with the Option Agreement, as such plat was corrected by a re-recording in the Halifax Clerk's Office.

"CLOVER REAL ESTATE" shall mean certain parcels of land and appurtenances thereto located in Halifax County, Virginia, which are more particularly described in Exhibit A attached to the Foundation Head Lease and the Foundation Operating Lease, as part thereof and recorded therewith.

"CLOVER UNIT 1" shall mean the 391 MW coal-fired electric generating unit known as "Clover Unit No. 1", located in Clover, Virginia and those facilities which are common to the operation of Clover Unit No. 1 and Clover Unit 2, located in Clover, Virginia. Clover Unit 1 consists of the Unit 1 Equipment, the Common Facilities Equipment, the Unit 1 Foundation and the Common Facilities Foundation, but does not include the Unit 1 Site or the Common Facilities Site.

"CLOVER UNIT 1 GENERATING FACILITY" shall mean the Unit 1 Equipment and the Unit 1 Foundation.

"CLOVER UNIT 1 OPERATOR" shall mean Virginia Power or any successor operating agent appointed pursuant to Section 2.03 of the Clover Operating Agreement.

"CLOVER UNIT 2" shall mean the 391 MW coal-fired electric generating unit known as "Clover Unit No. 2", located in Clover, Virginia and those facilities which are common to the operation of Clover Unit 1 and Clover Unit 2. Clover Unit 2 consists of the Unit 2 Equipment, the Common Facilities Equipment, the Unit 2 Foundations and the Common Facilities Foundation but does not include the Unit 2 Site or the Common Facilities Site.

"COBANK" shall mean CoBank ACB, an instrumentality of the United States, or any successor thereto.

"CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

"COLLATERAL" shall have the meaning specified in the Granting Clause of the Loan Agreement.

"COMMITMENT",  with  respect  to the  Owner  Participant,  shall  mean the Owner
Participant's Commitment and, with respect to the Lenders, shall mean the Lenders' Loan Commitments.

"COMMON FACILITIES" shall mean Common Facilities Equipment and Common Facilities Foundation.

"COMMON FACILITIES EQUIPMENT" shall mean those assets described on Exhibit A-2 to the Equipment Head Lease and Exhibit A-2 to the Equipment Operating Lease.
The Common Facilities Equipment are those assets which are part of the facilities to be used or useful in connection with the operation or maintenance of both of Clover Unit 1 Generating Facility and the Unit 2 Foundation and the Unit 2 Equipment. The Common Facilities Equipment consists of the Retained Assets and Pollution Control Assets which are located on the Common Facilities Site.

"COMMON FACILITIES FOUNDATION" shall mean all foundations, supports, structures and other improvements situated on the Common Facilities Site, including those on which the Common Facilities Equipment is situated.

"COMMON FACILITIES SITE" shall mean the land and appurtenances thereunto belonging described on Schedule 4 to the Ground Lease and Sublease.

"COMPONENT" shall mean any appliance, part, instrument, appurtenance, accessory, furnishing, equipment and other property of whatever nature that may from time to time be incorporated in Clover Unit 1 except to the extent constituting Modifications.

"CO-OWNERS" shall mean Old Dominion and Virginia Power, their successors or permitted assigns, as tenants-in-common of the Clover Power Station.

"CO-TRUSTEE" shall mean any co-trustee appointed pursuant to Section 6.09 of the Trust Agreement.

"CREDIT DEFAULT" shall mean an event which, with the passage of time or the giving of notice, or both, would constitute an Event of Default under Section 16(i) of the Equipment Operating Lease or Section 16(i) of the Foundation Operating Lease.

"DEBT RATE" shall mean 7.50 percent (7.50%) per annum.

"DEPOSIT" shall have the meaning specified in Section 1.1 of the Deposit Agreement.

"DEPOSIT AGREEMENT" shall mean the Deposit Agreement, dated as of February 29, 1996, in substantially the form of Exhibit K to the Participation Agreement, between Old Dominion and the Issuer.

"DEPOSIT PLEDGE AGREEMENT" shall mean the Deposit Pledge Agreement, dated as of February 29, 1996, in substantially the form of Exhibit L to the Participation Agreement, between Old Dominion, as pledgor, and the Owner Trustee, as pledgee.

"DEPRECIATION DEDUCTIONS" shall have the meaning specified in Section 2(e) of the Tax Indemnity Agreement.

"DIRECTIVE" shall mean any instrument in writing executed in accordance with the Loan Agreement by the Holders, or their duly authorized agent or attorney-in-fact, representing the Required Lenders, directing the Agent to take or refrain from taking any actions specified in such instrument or otherwise advising the Agent.

"DOLLARS" OR THE SIGN "$" shall mean United States dollars or other lawful currency of the United States.

"EARLY TERMINATION AMOUNT" shall mean, in relation to a Payment Undertaking Payment Date, the amount determined in accordance with Sections 3.2 of the Payment Undertaking Agreement with respect to such Payment Undertaking Payment Date.

"EFFECTIVE RATE" shall have the meaning specified in Section 2(g) of the Tax Indemnity Agreement.

"ELECTION DATE" shall mean July 5, 2014.

"ENFORCEMENT NOTICE" shall have the meaning set forth in Section 4.4 of the Loan Agreement.

"ENGINEER" shall mean Burns and McDonnell.

"ENGINEERING REPORT" shall mean the engineering report prepared by the Engineer with respect to Clover Unit 1 pursuant to Section 4.14 of the Participation Agreement, which shall be in form and substance reasonably satisfactory to the Owner Participant and shall address and report on such matters as the Owner Participant shall reasonably request.

"EQUIPMENT HEAD LEASE" shall mean Clover Unit 1 Equipment Interest Lease Agreement, dated as of February 29, 1996, in substantially the form of Exhibit B to the Participation Agreement, between the Equipment Head Lessor and the Equipment Head Lessee.

"EQUIPMENT  HEAD LEASE BASIC RENT" shall have the meaning  specified  in Section
3.3 of the Equipment Head Lease.

"EQUIPMENT  HEAD LEASE BASIC TERM" shall have the meaning  specified  in Section
3.1 of the Equipment Head Lease.

"EQUIPMENT HEAD LEASE INTEREST" shall mean the Equipment Head Lessee's leasehold interest in the Equipment Interest under the Equipment Head Lease.

"EQUIPMENT HEAD LEASE RENEWAL TERM" shall have the meaning  specified in Section
3.2 of the Equipment Head Lease.

"EQUIPMENT HEAD LEASE TERM" shall have the meaning specified in Section 3.2 of the Equipment Head Lease.

"EQUIPMENT HEAD LESSEE" shall mean the Owner Trustee, as lessee under the Equipment Head Lease, together with its successors and permitted assigns.

"EQUIPMENT HEAD LESSOR" shall mean Old Dominion, as lessor under the Equipment Head Lease, together with its successors and permitted assigns.

"EQUIPMENT INTEREST" shall mean (a) the right as tenant-in-common with Virginia Power and, in the case of the Common Facilities Equipment, the Unit 2 Parties, to nonexclusive possession of (i) the Unit 1 Equipment, subject to Virginia Power's 50% undivided interest therein and the terms and conditions of the Clover Agreements, and as to the portion of the Unit 1 Equipment which is comprised of Pollution Control Assets, the rights of the Pollution Control Assets Lessor as tenant-in-common with Virginia Power of the Pollution Control Assets, and as lessor under the Pollution Control Assets Lease, (ii) the Common Facilities Equipment, subject to Virginia Power's 50% undivided interest therein, the terms and conditions of the Clover Agreements, and the reservation by Old Dominion of the right to, and the right to lease, convey, transfer or otherwise dispose of to the Unit 2 Parties the right to, nonexclusive possession of the Common Facilities Equipment as is necessary for the use and operation of Clover Unit 2, which reservation shall after the Closing Date be subject to (1) Virginia Power's 50% undivided interest therein, (2) the Owner Trustee's right to nonexclusive possession thereof, (3) Old Dominion's rights under the Equipment Operating Lease, (4) the terms and conditions of the Clover Agreements, (5) Permitted Liens, and as to the portion of the Common Facilities Equipment which is comprised of Pollution Control Assets, the rights of the Pollution Control Assets Lessor as tenant-in-common with Virginia Power of the Pollution Control Assets and as lessor under the Pollution Control Assets Lease,
(b) all rights and obligations as tenant-in-common with Virginia Power in the Retained Assets and as lessee under the Pollution Control Assets Lease which are attributable to the Unit 1 Equipment by Virginia law as modified by the Clover Agreements, and (c) 50% of the rights and obligations as tenant-in-common with Virginia Power in the Retained Assets and as Lessee under the Pollution Control Assets Lease which are attributable to the Common Facilities Equipment by Virginia law as modified by the Clover Agreements.

"EQUIPMENT INTEREST COST" shall mean $301,800,000, which is the fair market value of the Equipment Interest on the Closing Date as set forth in the Appraisal.

"EQUIPMENT OPERATING LEASE" shall mean the Equipment Operating Lease Agreement, dated as of February 29, 1996, in substantially the form of Exhibit F to the Participation Agreement, between the Lessor and the Lessee.

"EQUITY INVESTMENT" shall mean the Owner Participant's investment in the Owner Trust contemplated by Section 2.1 of the Participation Agreement.

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law.

"EVENT OF DEFAULT" shall have the meaning specified in Section 16 of the Equipment Operating Lease or in Section 16 of the Foundation Operating Lease, as the case may be.

"EVENT OF LOSS" shall mean, and shall be deemed to have occurred upon the occurrence of, any of the following events:

            (i) loss of Clover Unit 1 or use thereof due to destruction or damage to Clover Unit 1 that renders repair uneconomic or that renders Clover Unit 1 permanently unfit for normal use;

           (ii) any damage to Clover Unit 1 that results in an insurance settlement with respect to such damage on the basis of a total loss or an agreed constructive or compromised total loss;

          (iii) the condemnation, seizure of, expropriation or requisition of title to Clover Unit 1 or the Real Property by any Governmental Entity which shall have resulted in loss of title to Clover Unit 1 or Real Property or the loss by the Owner Trustee of the Equipment Head Lease Interest or the Foundation Head Lease Interest, in either case for a period of the lesser of three years or the remaining portion of the Term, or, unless waived by the Owner Trustee, the requisition or taking of the use but not title of Clover Unit 1 or the Real Property by any Governmental Entity under the power of eminent domain or otherwise, if such loss of possession shall be for an indefinite period or a stated period which extends beyond the Expiration Date;

           (iv) unless waived in writing by the Owner Participant and only in circumstances where the termination of the Equipment Head Lease, the Foundation Head Lease, the Equipment Operating Lease or Foundation Operating Lease shall remove the basis of the regulation described below, subjection of the Owner Participant or the Owner Trustee to any public utility regulation of any Governmental Entity which in the opinion of the Owner Participant is burdensome, or the subjection of the Owner Participant's or the Owner Trustee's interest in the Equipment Head Lease, the Foundation Head Lease, the Foundation Operating Lease or the Equipment Operating Lease to any rate of return regulation by any Governmental Entity, in either case by reason of the participation of the Owner Trustee or the Owner Participant in the transactions contemplated by the Operative Documents which cannot be avoided by transfer of the Beneficial Interest or the Lessor's Unit 1 Interest to another Person without detriment to the Owner Participant and not, in any event, as a result of (a) investments, loans or other business activities of the Owner Participant or its Affiliates in respect of equipment or facilities similar in nature to Clover Unit 1 or any part thereof or in any other electrical, steam, cogeneration or other energy or utility related equipment or facilities or the general business or other activities of the Owner Participant or Affiliates or the nature of any of the properties or assets from time to time owned, leased, operated, managed or otherwise used or made available for use by the Owner Participant or its Affiliates or (b) a failure of the Owner Participant to perform routine, administrative or ministerial actions the performance of which would not subject the Owner Participant to any adverse consequence (as determined by the Owner Participant, in its sole discretion acting in good faith); or

            (v) the Holders of the Series B Loan Certificates shall have elected to cause the Series B Loan Certificates to be prepaid pursuant to Section 10.2(a) of the Participation Agreement and such Series B Loan Certificates shall not have been refinanced on or before the Mandatory Prepayment Date specified in such notice.

The date of occurrence of an Event of Loss described in clauses (i) or (ii) shall be the date of the destruction or damage to Clover Unit 1. The date of occurrence of an Event of Loss described in clause (iii) shall be the date of the expiration of the applicable period in the case of a taking of title or loss of Clover Unit 1 or the Real Property or in the case of a taking of use, the date of such taking. The date of occurrence of an Event of Loss described in clause (iv) shall be the date of imposition of such regulation following the exhaustion of all appeals, if any, initiated by the Owner Trustee or the Owner Participant in its sole and absolute discretion. The date of occurrence of an Event of Loss described in clause (v) shall be the Mandatory Prepayment Date (which shall be a Termination Date).

"EXCEPTED PAYMENTS" shall mean and include (i)(A) any indemnity (whether or not constituting Supplemental Rent or Foundation Supplemental Rent and whether or not an Event of Default exists) payable to the Trust Company, the Owner Trustee or the Owner Participant or to their respective Affiliates, directors, officers, employees, agents, servants, successors and permitted assigns (other than the Agent) pursuant to Section 2.4, 8.1 or 8.2 of the Participation Agreement,
Section 7.01 of the Trust Agreement, (and any payments of indemnity under the Tax Indemnity Agreement reflected as an adjustment of Basic Rent or Foundation Basic Rent) or (B) any amount payable by Old Dominion to the Owner Trustee or to the Owner Participant to reimburse any such Person for its costs and expenses in exercising its rights under the Operative Documents, (ii) (A) insurance proceeds, if any, payable to the Owner Trustee or the Owner Participant under insurance separately maintained by the Owner Trustee or the Owner Participant with respect to Clover Unit 1 as permitted by Section 11 of the Equipment Operating Lease or Section 11 of the Foundation Operating Lease or (B) proceeds of personal injury or property damage liability insurance maintained under any Operative Document for the benefit of the Owner Trustee or the Owner Participant, (iii) any amounts payable under any Operative Documents to reimburse the Owner Trustee or the Owner Participant (including the reasonable expenses of the Owner Trustee or the Owner Participant incurred in connection with any such payment) in performing or complying with any of the obligations of Old Dominion under and as permitted by any Operative Document, (iv) any amount payable to the Owner Participant as the purchase price of the Owner Participant's right and interest in the Collateral, (v) any payments, insurance proceeds or other amounts with respect to any portion of the Equipment Head Lease Interest or the Foundation Head Lease Interest which has been released from the Liens of the Loan Agreement and the Leasehold Mortgage, (vi) any payments or distributions to the Owner Trustee or the Owner Participant attributable to any Qualifying Security, the Pledge Agreement, or any Qualifying Letter of Credit, and (vii) any payments in respect of interest, or any payments made on an After-Tax Basis, to the extent attributable to payments referred to in clause (i) through (vi) above that constitute Excepted Payments.

"EXCEPTED RIGHTS" shall have the meaning specified in Section 5.2 of the Loan Agreement.

"EXCHANGE ACT" shall mean Securities Exchange Act of 1934, as amended.

"EXCLUDED PROPERTY" shall mean Excepted Payments and Excepted Rights, collectively.

"EXCLUDED TAXES" shall have the meaning specified in Section 8.2 of the Participation Agreement.

"EXPIRATION DATE" shall mean January 5, 2018.

"FAIR MARKET SALES VALUE", with respect to the Lessor's Unit 1 Interest, shall mean the cash price obtainable for the Lessor's Unit 1 Interest, in an arm's length sale between an informed and willing purchaser under no compulsion to purchase and an informed and willing seller under no compulsion to sell, without regard to the rights of Virginia Power set forth in Section 6.3 of the Equipment Head Lease and Section 6.3 of the Foundation Head Lease, assuming that (i) the conditions contained in Sections 7 and 8 of the Equipment Operating Lease and the Foundation Operating Lease shall have been complied with in all respects and the Lessor's Unit 1 Interest is free and clear of all Liens (other than Lessor's Liens and Owner Participant's Liens) (except for purposes of Section 17 of the Equipment Operating Lease or the Foundation Operating Lease, as to which the Lessor's Unit 1 Interest, shall be valued on an "as-is", "where-is" basis and shall take into account all Liens (other than Lessor's Liens or Owner Participant's Liens). If the Fair Market Sales Value of the Lessor's Unit 1 Interest is to be determined during the continuance of an Event of Default or in connection with the exercise of remedies by the Owner Trustee pursuant to
Section 17 of the Equipment Operating Lease or the Foundation Operating Lease, such value shall be determined by an appraiser appointed solely by the Owner Trustee; PROVIDED, HOWEVER, in any such case where the Owner Trustee shall be unable to obtain constructive possession sufficient to realize the economic benefit of the Lessor's Unit 1 Interest, Fair Market Sales Value of the Lessor's Unit 1 Interest shall be deemed equal to $0. Upon any determination of Fair Market Sales Value of the Lessor's Unit 1 Interest, such Fair Market Sales Value shall be allocated to the Equipment Interest and the Foundation Interest proportionally to the value the Equipment Interest Cost or the Foundation Interest Cost bears to the aggregate value of such costs. If the parties are unable to agree upon a Fair Market Sales Value within 30 days after a request therefor has been made, the Fair Market Sales Value of the Lessor's Unit 1
Interest  shall be  determined  by  appraisal.  The  Owner  Participant  and Old
Dominion will consult with the intent of selecting a mutually acceptable Independent Appraiser. If a mutually acceptable Independent Appraiser is selected, the Fair Market Sales Value shall be determined by such Independent Appraiser. If Old Dominion and the Owner Participant are unable to agree upon a single Independent Appraiser within such 15-day period, the Owner Participant will retain an Independent Appraiser.
Within 15 days after the Owner Participant's selection of an Independent Appraiser, Old Dominion shall select an Independent Appraiser. If Old Dominion fails to retain an Independent Appraiser within such period, the Fair Market
Sales Value shall be determined by the Independent Appraiser retained by the Owner Participant. The Independent Appraiser selected by Old Dominion and the Independent Appraiser selected by the Owner Participant shall select a consensus Independent Appraiser within 10 days. If the Independent Appraisers cannot agree on a consensus Independent Appraiser within 10 days, the consensus Independent Appraiser shall be selected by the American Arbitration Association. If the parties are able to agree upon a single Independent Appraiser or the two Independent Appraisers are able to agree upon a consensus Independent Appraiser, the single Independent Appraiser or the three Independent Appraisers, as the case may be, shall within 30 days make a determination of such Fair Market Sales Value. If there shall be a panel of three Independent Appraisers, the appraisal which differs most from the other two appraisals with respect to the Lessor's Unit 1 Interest, shall be excluded and the remaining two appraisals shall be averaged and such average shall constitute Fair Market Sales Value of the Lessor's Unit 1 Interest. Fees and expenses relating to all appraisals shall be payable by Old Dominion.

"FEDERAL POWER ACT" shall mean the Federal Power Act, as amended.

"FERC" shall mean the Federal Energy Regulatory Commission of the United States or any successor agency thereto.

"FERC ORDER" shall mean the order issued by FERC on November 20, 1995 (Docket No. ES96-1-000) under Section 204 of the Federal Power Act as amended on February 26, 1996.

"FINAL DETERMINATION" with respect to a Loss shall mean (1) a decision, judgment, decree or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final (i.e., when all allowable appeals have been exhausted by either party to the action); PROVIDED, HOWEVER, that in no event shall the Owner Participant be required to appeal to the United States Supreme Court, (2) a closing agreement entered into under
Section 7121 of the Code or any other settlement agreement entered into in connection with an administrative or judicial proceeding, or (3) the expiration of the time for instituting a claim for refund, or if such a claim was filed, the expiration of the time for instituting suit with respect thereto.

"FINAL UNDERTAKING PAYMENT DATE" shall mean January 5, 2018.

"FIRST SEVERANCE AGREEMENT" shall mean the Personal Property Agreement, dated as of December 13, 1994, between Old Dominion and Virginia Power.

"FORCE MAJEURE" shall have the meaning specified in Section 1.36 of the Clover Operating Agreement.

"FORM U-7D" shall mean the certificate to be filed pursuant to Rule 7(d) of the Holding Company Act for the purpose of exempting the Owner Participant and the Owner Trustee from registration under the Holding Company Act.

"FOUNDATION BASIC RENT" shall mean all rent payable by the Foundation Lessee to the Foundation Lessor pursuant to Section 3.2 of the Foundation Operating Lease, as the same may be adjusted from time to time pursuant to Section 3.4 of the Foundation Operating Lease.

"FOUNDATION HEAD LEASE" shall mean the Clover Unit 1 Foundation Interest Lease Agreement, dated as of February 29, 1996, in substantially the form of Exhibit C to the Participation Agreement, between the Foundation Head Lessor and the Foundation Head Lessee.

"FOUNDATION  HEAD LEASE BASIC RENT" shall have the meaning  specified in Section
3.3 of the Foundation Head Lease.

"FOUNDATION  HEAD LEASE BASIC TERM" shall have the meaning  specified in Section
3.1 of the Foundation Head Lease.

"FOUNDATION HEAD LEASE INTEREST" shall mean the Foundation Head Lessee's leasehold interest in the Foundation Interest under the Foundation Head Lease.

"FOUNDATION HEAD LEASE RENEWAL TERM" shall have the meaning specified in Section
3.2 of the Foundation Head Lease.

"FOUNDATION HEAD LEASE TERM" shall have the meaning specified in Section 3.2 of the Foundation Head Lease.

"FOUNDATION HEAD LESSEE" shall mean the Owner Trustee, as lessee under the Foundation Head Lease, together with its successors and permitted assigns.

"FOUNDATION HEAD LESSOR" shall mean Old Dominion, as lessor under the Foundation Head Lease, together with its successors and permitted assigns.

"FOUNDATION INTEREST" shall mean (a) the right as tenant-in-common with Virginia Power and, in the case of the Common Facility Foundation, the Unit 2 Parties, to non exclusive possession of (i) the Unit 1 Foundation, subject to Virginia Power's 50% undivided interest therein, a reservation for the Unit 2 Parties of rights to the extent necessary to support Common Facilities Equipment located in the scrubber building situated on the Unit 1 site and the terms and conditions of the Clover Agreements, and (ii) the Common Facilities Foundation, subject to Virginia Power's 50% undivided interest therein, the terms and conditions of the Clover Agreements and the reservation by Old Dominion of the right to, and the right to lease, convey, transfer or otherwise dispose of to the Unit 2 Parties the right to, nonexclusive possession of the Common Facilities Foundation as is necessary for the use and operation of Clover Unit 2, which reservation shall after the Closing Date be subject to (1) Virginia Power's 50% undivided interest therein, (2) Owner Trustee's right to nonexclusive possession thereof, (3) Old

Dominion's rights under the Foundation Operating Lease, and (4) the terms and conditions of the Clover Agreements, (b) all of the rights and obligations as tenant-in-common with Virginia Power which are attributable to the Unit 1 Foundation by Virginia law as modified by the Clover Agreements and (c) 50% of the rights and obligations as tenant-in-common with Virginia Power which are attributable to the Common Facilities Foundation by Virginia law as modified by the Clover Agreements.

"FOUNDATION INTEREST COST" shall mean $13,200,000, which is the fair market value of the Foundation Interest on the Closing Date as set forth in the Appraisal.

"FOUNDATION LESSEE" shall mean Old Dominion, as lessee under the Foundation Operating Lease, together with its successors and permitted assigns.

"FOUNDATION LESSOR" shall mean the Owner Trustee, as lessor under the Foundation Operating Lease, together with its successors and permitted assigns.

"FOUNDATION OPERATING LEASE" shall mean the Foundation Operating Lease Agreement, dated as of February 29, 1996, in substantially the form of Exhibit G to the Participation Agreement, between the Foundation Lessor and the Foundation Lessee.

"FOUNDATION PURCHASE OPTION" shall have the meaning specified in paragraph (a) of Section 15.1 of the Foundation Operating Lease.

"FOUNDATION PURCHASE OPTION PRICE" shall mean $18,049,884.

"FOUNDATION RENT" shall mean all Foundation Basic Rent and Foundation Supplemental Rent.

"FOUNDATION  RETURN OPTION" shall have the meaning specified in paragraph (c) of
Section 15.1 of the Foundation Operating Lease.

"FOUNDATION SUPPLEMENTAL RENT" shall mean any and all amounts, liabilities and obligations (other than Foundation Basic Rent) which the Foundation Lessee assumes or agrees to pay under the Foundation Operating Lease to the Foundation Lessor or any other Person, including, but not limited to, Termination Value and if and to the extent applicable, the Foundation Purchase Option Price or the Foundation Walk Away Payment.

"FOUNDATION WALK AWAY PAYMENT" shall mean an amount equal to the excess (if any) of Termination Value with respect to the Foundation Interest over the Fair Market Sales Value of the Foundation Interest, both determined as of the Expiration Date (minus a reasonable allowance for hypothetical disposition costs), such excess not to exceed such Termination Value minus 20% of the Foundation Interest Cost; PROVIDED that under all circumstances the Foundation Walk Away Payment when combined with the Walk Away Payment, the Basic Rent and Foundation Basic Rent payable on the Expiration Date, shall be at least equal to the outstanding principal amount of and accrued interest on the Loan Certificates on the Expiration Date.

"GAAP" shall mean generally accepted accounting principles.

"GOVERNMENTAL ENTITY" shall mean and include any national government, any political subdivision of a national government or of any state, country or local jurisdiction therein or any board, commission, department, division, organ, instrumentality, court or agency of any thereof.

"GRANTING CLAUSE DOCUMENTS" shall have the meaning specified in the Granting Clause of the Loan Agreement.

"GROUND INTEREST" shall mean (a) the right as tenant-in-common with Virginia Power and, in the case of the Common Facilities Site, the Unit 2 Parties, to nonexclusive possession of (i) the Unit 1 Site, subject to Virginia Power's 50% undivided interest therein, a reservation for the Unit 2 Parties of rights to the extent necessary to support for the benefit of the Common Facilities Equipment and the Common Facilities Foundation located in and under the scrubber building situated on the Unit 1 site, and the terms and conditions of the Clover Agreements, and (ii) the Common Facilities Site, subject to Virginia Power's 50% undivided interest therein, the terms and conditions of the Clover Agreements, and the reservation by Old Dominion of the right to lease, convey, transfer or otherwise dispose of to the Unit 2 Parties the right to, nonexclusive possession of the Common Facilities Site as is necessary for the use and operation of Clover Unit 2, subject to (1) Virginia Power's 50% undivided interest therein,
(2) the Owner Trustee's right to nonexclusive possession thereof, (3) the terms and conditions of the Clover Agreements, and (4) Permitted Liens, (b) all of Old Dominion's rights and obligations as tenant-in-common of the Unit 1 Site which are attributable to the Unit 1 Site by Virginia law as modified by the Clover Agreements and (c) 50% of Old Dominion's rights and obligations as tenant-in-common of the Common Facilities Site which are attributable to the Common Facilities Site by Virginia law as modified by the Clover Agreements.

"GROUND LEASE AND SUBLEASE" shall mean a Deed of Ground Lease and Sublease Agreement, in substantially the form of Exhibit A to the Option Agreement.

"GROUND LEASE INTEREST" shall mean the Ground Lessee's leasehold interest in the Ground Interest.

"GROUND LEASE TERM" shall mean the Basic Ground Lease Term and any Renewal Ground Lease Term or Terms elected by the Ground Lessee pursuant to Section 2.1 of the Ground Lease and Sublease.

"GROUND LESSEE" shall mean the Owner Trustee, as lessee under the Ground Lease and Sublease, together with its successors and permitted assigns.

"GROUND LESSOR" shall mean Old Dominion, as lessor under the Ground Lease and Sublease, together with its successors and permitted assigns.

"GROUND SUBLEASE TERM" shall mean the Ground Sublease Term described in Section
4.2 of the Ground Lease and Sublease.

"GUARANTOR" shall mean any Person guaranteeing the obligations of any Transferee pursuant to Section 5.1 of the Participation Agreement.

"HALIFAX CLERK'S OFFICE" shall mean the Clerk's Office of the Circuit Court of Halifax County, Virginia.

"HIGHEST RATE" shall have the meaning specified in Section 4(b) of the Tax Indemnity Agreement.

"HOLDERS" and "HOLDERS OF LOAN CERTIFICATES" shall have the meaning specified in
Section 2.7 of the Loan Agreement.

"HOLDING COMPANY ACT" shall mean the Public Utility Holding Company Act of 1935, as amended.

"INCOME INCLUSION" shall have the meaning specified in Section 4(a) of the Tax Indemnity Agreement.

"INDEMNITEE" shall have the meaning specified in Section 8.1(a) of the Participation Agreement.

"INDENTURE TRUSTEE" shall mean Crestar Bank, as the trustee under the Old Dominion Indenture or any successor thereto.

"INDEPENDENT APPRAISER" shall mean a Person independent of the Owner Participant and Old Dominion having experience in the business of evaluating facilities similar to Clover Unit 1.

"INDEPENDENT ENGINEER" shall mean an independent engineer selected by the Owner Participant and, so long as no Event of Default shall have occurred and be continuing, reasonably acceptable to Old Dominion.

"INDEPENDENT PUBLIC ACCOUNTANTS" shall have the meaning specified in Section 4(d) of the Tax Indemnity Agreement.

"INDEPENDENT  TAX  COUNSEL"  shall  mean  independent  tax  counsel   reasonably
acceptable to Old Dominion and the Owner Participant.

"INTEREST DEDUCTIONS" shall have the meaning specified in Section 2(c) of the Tax Indemnity Agreement.

"INTERIM TERM" shall mean the period commencing on the Closing Date and ending on (but excluding) the Basic Term Commencement Date.

"INTERMEDIARY" shall have the meaning specified in Section 3.4(c) of the Equipment Operating Lease or the Foundation Operating Lease, as the case may be.

"IRS" shall mean the Internal Revenue Service of the United States Department of Treasury or any successor agency.

"ISSUER"  shall  mean  Cooperatieve  Centrale   Raiffeisen-Boerenleenbank  B.A.,
"Rabobank Nederland", New York Branch, as issuer of the Deposit pursuant to the Deposit Agreement, together with its successors and permitted assigns.

"LEASEHOLD  MORTGAGE"  shall mean the  Leasehold  Deed of Trust,  Assignment  of
Leases and Rents and Security Agreement, dated as of February 29, 1996, in substantially the form of Exhibit I to the Participation Agreement, made by the Owner Trustee, as Grantor, David S. Cohn and C. Cotesworth Pinckney, as Trustees, and Utrecht-America, as beneficiary thereunder and as Agent.

"LENDERS" shall mean the Lenders under the Loan Agreement.

"LESSEE" shall mean Old Dominion, as lessee under the Equipment Operating Lease, together with its successors and permitted assigns.

"LESSEE GROUP" shall have the meaning specified in Section 3(b) of the Tax Indemnity Agreement.

"LESSEE PERSON" shall have the meaning specified in Section 3(b) of the Tax Indemnity Agreement.

"LESSEE'S UNIT 1 INTEREST" shall mean Old Dominion's leasehold interest in the Equipment Interest under the Equipment Operating Lease, Old Dominion's leasehold interest in the Foundation Interest under the Foundation Operating Lease and Old Dominion's rights in the Assigned Clover Interests reassigned to it by the Owner Trustee under the Clover Agreements Assignment.

"LESSOR" shall mean the Owner Trustee, acting as lessor under the Equipment Operating Lease, together with its successors and permitted assigns.

"LESSOR EVENT OF DEFAULT" shall mean the occurrence of any of the following events (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Entity):

                  (a) a breach of the covenant of the Old Dominion's right of quiet enjoyment under Section 4.2 of the Equipment Operating Lease or the Foundation Operating Lease by the Owner Participant which, if capable of remedy, remains unremedied for twenty Business Days after receipt by the Owner Participant of notice from Old Dominion; or

                  (b) the Trust Agreement shall have been revoked by the Owner Participant in violation of the terms of the Operative Documents and, if capable of remedy, such violation remains unremedied for ten Business Days after receipt by the Owner Participant of notice from Old Dominion; or

                  (c) the Owner Participant shall fail to observe or perform its covenant in Section 5.2 of the Participation Agreement in respect of a Owner Participant's Lien that poses a material risk of loss, sale or forfeiture of the Equipment Interest or the Foundation Interest or constitutes an impermissible encumbrance under Section 14.06 of the Old Dominion Indenture and remains unremedied in excess of 30 days after receipt by the Owner Participant of notice from Old Dominion; or

                  (d) the Owner Participant shall (i) commence a voluntary case or other proceeding seeking relief under Title 11 of the Bankruptcy Code or liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or apply for or consent to the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to, or fail to controvert in a timely manner, any such relief or to the appointment of or taking possession by any such official in any such voluntary case or such other proceeding, or (iii) admit in writing its inability to pay its debts generally as they come due, or
         (iv) make a general assignment for the benefit of creditors, or (v) take any corporate action to authorize any of the foregoing; or

                  (e) an involuntary case or other proceeding shall be commenced against the Owner Participant seeking (i) liquidation, reorganization or other relief with respect to it or its debts under Title 11 of the Bankruptcy Code or any bankruptcy, insolvency or other similar law now or hereafter in effect, or (ii) seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official, or (iii) the winding-up or liquidation of the Owner Participant, and such involuntary case of other proceeding shall remain undismissed and unstayed for a period of 60 days; or

                  (f) the Owner Participant shall fail to observe or perform its covenant in Section 5.1 of the Participation Agreement and such failure remains unremedied for ten Business Days after receipt by the Owner Participant of notice from Old Dominion.

"LESSOR GROUP" shall have the meaning specified in Section 4(e) of the Tax Indemnity Agreement.

"LESSOR'S AVAILABLE CAPACITY" shall mean a portion of the Available Capacity to the extent, but only to the extent, derived from Clover Unit 1.

"LESSOR'S  LIEN" shall mean any Lien on the Trust Estate  arising as a result of
(i) claims against or affecting the Trust Company, in its individual capacity, or any Affiliate thereof not related to any Operative Document or the transactions contemplated thereby, (ii) any act or omission of the Trust Company, in its individual capacity, or any Affiliate thereof that is not related to any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Trust Company, in its individual capacity, specified therein, (iii) Taxes imposed upon, or Claims against, the Trust Company, in its individual capacity, or any Affiliate thereof which are not indemnified against by Old Dominion pursuant to any Operative Documents or (iv) Claims against or affecting the Trust Company, in its individual capacity, or any Affiliate thereof arising out of the voluntary or involuntary transfer by the Trust Company of any portion of the interest of the Trust Company in the Lessor's Unit 1 Interest (other than a transfer contemplated by the Operative Documents or any transfer during the continuance of an Event of Default); PROVIDED, HOWEVER, that any such Lien shall not constitute a Lessor's Lien so long as (i) any such Lien is being diligently contested in good faith by appropriate proceedings and neither such Lien nor such proceedings involves a material danger of the sale, forfeiture or loss of the Trust Estate and (ii) any such Lien shall not constitute an impermissible encumbrance under Section 14.06 of the Old Dominion Indenture.

"LESSOR'S PERCENTAGE" shall mean 50% with respect to any Component or other assets (including any repaired or replaced facilities constituting a part of Clover Unit 1 in accordance with Section 10.3 of the Equipment Operating Lease and the Foundation Operating Lease) constituting a part of the Unit 1 Equipment or the Unit 1 Foundation and 25% with respect to any Component or other assets (including any repaired or replaced facilities constituting a part of Clover Unit 1 in accordance with Section 10.3 of the Equipment Operating Lease and the Foundation Operating Lease) constituting Common Facilities Equipment or Common Facilities Foundation.

"LESSOR'S UNIT 1 INTEREST" shall mean the Equipment Head Lease Interest, the Foundation Head Lease Interest, the Option Interest and the Assignee's interest in the Assigned Clover Interests.

"LIEN" shall mean any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest, title retention or claim.

"LOAN AGREEMENT" shall mean the Loan and Security Agreement, dated as of February 29, 1996, in substantially the form of Exhibit H to the Participation Agreement, between the Owner Trustee and Utrecht-America, as Lender and as Agent.

"LOAN BANKRUPTCY DEFAULT" shall mean an event that is, or in the case of Section 4.2(f) of the Loan Agreement with the passage of time would become, a Loan Event of Default under Section 4.2(e) or (f) of the Loan Agreement.

"LOAN CERTIFICATE REGISTER" shall have the meaning specified in Section 2.7 of the Loan Agreement.

"LOAN CERTIFICATES" shall have the meaning specified in Section 2.1 of the Loan Agreement.

"LOAN COMMITMENTS" shall mean the Series A Loan Commitment and the Series B Loan Commitment.

"LOAN EVENT OF DEFAULT" shall have the meaning specified in Section 4.2 of the Loan Agreement.

"LOAN MATURITY DATE" shall mean January 5, 2018.

"LOAN PAYMENT DEFAULT" shall mean failure of the Owner Trustee to make any payment in respect of the principal of, or interest on, any Loan Certificates when the same shall have become due.

"LOAN REFINANCING DATE" shall mean any date (which shall be a Termination Date) on which the Loan Certificates of a Series are refinanced pursuant to Section
10.2 or 10.3 of the Participation Agreement.

"LOANS" shall mean the loans evidenced by the Series A Loan Certificates and the Series B Loan Certificates.

"LOSS" shall have the meaning specified in Section 4(a) of the Tax Indemnity Agreement.

"LOSS OF DEDUCTIONS" shall have the meaning specified in Section 4(a) of the Tax Indemnity Agreement.

"MANAGEMENT AGREEMENT" shall mean a Management Agreement between the Lessor and Owner Trustee, substantially in the form of Exhibit C to the Equipment Operating Lease.

"MANDATORY PREPAYMENT DATE" shall mean any January 5, April 5, July 5 or October 5 occurring after January 5, 1999, established by the Holders of the Series B Loan Certificates as the date on which the Series B Loan Certificates must be prepaid pursuant to Section 2.10 of the Loan Agreement.

"MEMBER OF THE LESSOR GROUP" shall have the meaning specified in Section 4(e) of the Tax Indemnity Agreement.

"MINIMUM CREDIT RATINGS" shall have the meaning specified in Section 7.7 of the Participation Agreement.

"MODIFICATION" shall mean either a Required Modification or an Optional Modification.

"MOODY'S" shall mean Moody's Investors Service, Inc. and any successor thereto.

"MORTGAGEE" shall mean the beneficiary of the Leasehold Mortgage.

"MORTGAGOR" shall mean the Owner Trustee, as grantor under the Leasehold Mortgage, together with its successors and permitted assigns.

"NET ECONOMIC RETURN" shall mean the Owner Participant's anticipated (i) net after-tax economic yield (computed using the multiple investment sinking fund method) and (ii) net after-tax cash flow, based upon the same assumptions used by the Owner Participant in making the original computations implicit in (i) the schedule of Basic Rent attached as Schedule 1 to

Equipment Operating Lease and (ii) the schedule of Foundation Basic Rent attached as Schedule 1 to the Foundation Operating Lease.

"NEW LOAN" shall mean a loan having a principal amount, interest rate, maturity, amortization and such other terms as set forth in Schedule 3 to the Equipment Operating Lease arranged by the Lessee in accordance with Section 15.3 of the Equipment Operating Lease.

"1996 SERIES A BONDS" shall mean the First Mortgage Bond, 1996 Series A in the face amount of $25,565,961.82 issued under the Old Dominion Indenture.

"1996 SERIES B BONDS" shall mean the First Mortgage Bond, 1996 Series B, issued under the Old Dominion Indenture to refund the 1996 Series A Bonds.

"NONSEVERABLE MODIFICATION" shall mean any Modification that is not readily removable without causing material damage to Clover Unit 1.

"OBSOLESCENCE TERMINATION DATE" shall have the meaning specified in Section 14.1 of the Equipment Operating Lease.

"OFFICER'S CERTIFICATE" shall mean with respect to any Person, a certificate signed by the Chairman of the Board, the President, or a Vice President of such Person or any person authorized by or pursuant to the organizational documents, the by-laws or any resolution of the Board of Directors or Executive Committee of such Person (whether general or specific) to execute, deliver and take actions on behalf of such Person in respect of any of the Operative Documents.

"OLD DOMINION" shall mean Old Dominion Electric Cooperative, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia, together with its successors.

"OLD DOMINION INDENTURE" shall mean the Indenture of Mortgage and Deed of Trust, dated as of May 1, 1992, made by Old Dominion to the Indenture Trustee, as supplemented by the First Supplemental Indenture dated as of August 1, 1992, the Second Supplemental Indenture dated as of December 1, 1992, the Third Supplemental Indenture dated as of May 1, 1993, the Fourth Supplemental Indenture dated as of December 15, 1994, the Fifth Supplemental Indenture dated as of February 29, 1996 and as hereinafter amended and supplemented from time to time.

"OLD DOMINION'S BONDS" shall mean the First Mortgage Bonds issued by Old Dominion under the Old Dominion Indenture.

"OPERATIVE DOCUMENTS" shall mean the Participation Agreement, the Severance Agreements, the Equipment Head Lease, the Foundation Head Lease, the Equipment Operating Lease, the Foundation Operating Lease, the Clover Agreements Assignment, the Option Agreement, the Ground Lease and Sublease (if and when executed), the Loan Agreement, the Leasehold Mortgage, the Loan Certificates, the Trust Agreement, the Tax Indemnity Agreement, the

Deposit Agreement, the Certificate of Deposit, the Deposit Pledge Agreement, the Payment Undertaking Agreement, the Payment Undertaking Pledge Agreement and the Pledge Agreement.

"OPTION AGREEMENT" shall mean the Option Agreement to Lease dated as of February 29, 1996, in substantially the form of Exhibit D to the Participation Agreement between Old Dominion and the Owner Trustee.

"OPTION INTEREST" shall mean the Owner Trustee's right and option to enter into the Ground Lease and Sublease.

"OPTIONAL MODIFICATION" shall have the meaning specified in Section 8.2 of the Equipment Operating Lease or the Foundation Operating Lease, as the case may be.

"ORIGINAL LENDERS" shall mean Utrecht-America, as purchaser of the Series A Loan Certificates and the Series B Loan Certificates.

"OVERALL TRANSACTION" shall mean the transactions contemplated by the Operative Documents.

"OVERDUE RATE" shall mean 1.0% per annum over the rate of interest publicly announced from time to time by First Union National Bank of Florida at its principal office as its prime lending rate for domestic commercial loans, such rate to change as and when such prime lending rate changes. For purpose of this definition, "prime lending rate" shall mean that rate announced by the First Union National Bank of Florida from time to time as its prime rate as that rate may change from time to time with changes to occur on the date such Bank's prime rate changes. Such Bank's prime rate is one of several interest rate bases used by the Bank. The Bank lends at rates both above and below the Bank's prime rate, and Old Dominion acknowledges and agrees that the prime rate is not represented or not intended to be the lowest or most favorable rate of interest offered by the Bank.

"OWNER PARTICIPANT" shall mean First Union National Bank of Florida, a national banking association.

"OWNER PARTICIPANT'S COMMITMENT" shall mean $54,755,411.

"OWNER PARTICIPANT'S LIEN" shall mean any Lien on the Trust Estate arising as a result of (i) claims against or affecting the Owner Participant or any Affiliate thereof not related to any Operative Document or the transactions contemplated thereby, (ii) any act or omission of the Owner Participant or any Affiliate thereof that is not related to any Operative Document or the transactions contemplated thereby or that is in breach of any covenant or agreement of the Owner Participant specified therein, (iii) Taxes or claims against the Owner Participant or any Affiliate thereof which are not indemnified against by Old Dominion pursuant to the Operative Documents or (iv) Claims against or affecting the Owner Participant or any Affiliate thereof arising out of the voluntary or involuntary transfer by the Owner Participant of any portion of the interest of the Owner Participant in the Beneficial Interest (other than a transfer contemplated by the Operative Documents or any transfer during the continuance of an Event of Default);

PROVIDED, HOWEVER, that any such Lien shall not constitute an Owner Participant's Lien hereunder so long as (i) any such Lien is being diligently contested in good faith by appropriate proceedings and neither such Lien nor such proceedings involves a material danger of the sale, forfeiture or loss of the Trust Estate and (ii) any such Lien shall not constitute an impermissible encumbrance under Section 14.06 of the Old Dominion Indenture.

"OWNER PARTICIPANT'S TAX COUNSEL" shall mean Chadbourne & Parke LLP, or such other tax counsel as may be selected by the Owner Participant and reasonably acceptable to Old Dominion.

"OWNER TRUST" shall mean the grantor trust created by the Trust Agreement.

"OWNER TRUSTEE" shall mean State Street Bank and Trust Company, a state chartered trust company organized and existing under the laws of the Commonwealth of Massachusetts, not in its individual capacity except as expressly provided in the relevant Operative Document to which it is a party, but solely as owner trustee under the Trust Agreement, and each other Person which may from time to time be acting as the Owner Trustee in accordance with the provisions of the Trust Agreement.

"PARTICIPANTS" shall mean the Owner Participant and the Lenders.

"PARTICIPATION AGREEMENT" shall mean the Participation Agreement, dated as of February 29, 1996, among Old Dominion, the Owner Trustee, the Owner Participant and Utrecht-America.

"PAYMENT DATE" shall mean January 5, 1998 and each succeeding January 5 thereafter.

"PAYMENT DEFAULT" shall mean any non-payment of Basic Rent, Foundation Basic Rent, Foundation Supplemental Rent or Supplemental Rent when due.

"PAYMENT INSTRUCTION" shall mean any Payment Instruction in the form of Schedule C to the Payment Undertaking Agreement and shall include the Acknowledgment of the Bank attached to the Payment Undertaking Agreement.

"PAYMENT UNDERTAKING AGREEMENT" shall mean the Payment Undertaking Agreement, dated as of February 29, 1996, in substantially the form of Exhibit Q to the Participation Agreement, between Old Dominion and the Bank.

"PAYMENT UNDERTAKING COLLATERAL" shall have the meaning specified in the Granting Clause of the Loan Agreement.

"PAYMENT UNDERTAKING PAYMENT AMOUNT" shall mean in relation to a Payment Undertaking Payment Date, the amount determined in accordance with Section 3.1 of the Payment Undertaking Agreement with respect to such Payment Undertaking Payment Date.

"PAYMENT UNDERTAKING PAYMENT DATE" shall mean, with respect to any Payment Undertaking Payment Amount, any date listed on Schedule A of the Payment Undertaking Agreement and with respect to any Early Termination Amount, any date listed on Schedule B of the Payment Undertaking Agreement.

"PAYMENT UNDERTAKING PLEDGE AGREEMENT" shall mean the Payment Undertaking Pledge Agreement, dated as of February 29, 1996, in substantially the form of Exhibit R to the Participation Agreement, between the Payment Undertaking Pledgee and the Payment Undertaking Pledgor.

"PAYMENT UNDERTAKING PLEDGEE" shall mean the Owner Trustee, as pledgee under the Payment Undertaking Pledge Agreement.

"PAYMENT UNDERTAKING PLEDGOR" shall mean Old Dominion, as pledgor under the Payment Undertaking Pledge Agreement.

"PERMITTED ENCUMBRANCES" shall mean "Permitted Encumbrances" as defined in the Old Dominion Indenture.

"PERMITTED INVESTMENTS" shall mean investments in (a) overnight loans to or other customary overnight investments in commercial banks of the type referred to in paragraph (d) below, (b) obligations of, or guaranteed as to interest and principal by, the United States maturing within one year after such investment,
(c) open market commercial paper of any corporation incorporated under the laws of the United States or any State thereof which is rated not less than "prime-1" or its equivalent by Moody's and "A-1" or its equivalent by S&P maturing within one year after such investment, and (d) certificates of deposit maturing within one year after such investment and issued by commercial banks organized under the laws of the United States or any State thereof or a domestic branch of a foreign bank (i) having a combined capital and surplus in excess of $500,000,000 and (ii) which are rated "AA" (or "Aa") or better by S&P and/or Moody's; PROVIDED that no more than $20,000,000 may be invested in such deposits at any one such bank.

"PERMITTED LIENS" shall mean (i) the interests of Old Dominion and the Owner Trustee under any of the Operative Documents; (ii) the Lien of the Old Dominion Indenture; (iii) all Permitted Encumbrances; (iv) the interest of the Co-Owners;
(v) the terms and conditions of the Clover Agreements; (vi) all Lessor's Liens and Owner Participant's Liens; (vii) the Liens of the Loan Agreement and the Leasehold Mortgage; (viii) the interest of the holder of legal title as contemplated by Section 11 of the Participation Agreement; (ix) the Pollution Control Assets Lease; (x) the interests of Unit 2 Parties; and (xi) the Lien of the Conveyance and Security Agreement, dated as of December 15, 1994, between the Pollution Control Assets Lessor and Old Dominion.

"PERMITTED POST-TERM ENCUMBRANCES" shall mean these encumbrances specified in clauses (6), (7), (8), (13), (14), (15), and (19) of the definition of
"Permitted Encumbrances" in the Old Dominion Indenture on the Closing Date.

"PERSON" shall mean any individual, corporation, cooperative, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

"PLAN" shall mean any "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to ERISA, any "plan" (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, any trust created under any such plan or any "governmental plan" (as defined in Section 3(32) of ERISA or Section 414(d) of the Code) that is organized in a jurisdiction having prohibitions on transactions with government plans similar to those contained in
Section 406 of ERISA or Section 4975 of the Code.

"PLANT OPERATOR" shall mean Virginia Power as operator of the Clover Power Station pursuant to the Clover Agreements and any successor thereto.

"PLEDGE AGREEMENT" shall mean the Pledge Agreement, dated as of February 29, 1996, in substantially the form of Exhibit J to the Participation Agreement, between Old Dominion, as pledgor, and the Owner Trustee, as pledgee.

"PLEDGED COLLATERAL" shall have the meaning set forth in Section 2 of the Deposit Pledge Agreement.

"PLEDGEE"  shall mean the Owner  Trustee,  as pledgee  under the Deposit  Pledge
Agreement and under the Pledge Agreement, together with its successors and permitted assigns.

"PLEDGOR" shall mean Old Dominion, as pledgor under the Deposit Pledge Agreement and the Pledge Agreement, together with its successors and permitted assigns.

"POLLUTION CONTROL ASSETS" shall mean assets constituting Unit 1 Equipment and Common Facility Equipment which were leased to the Pollution Control Assets Lessor under the Pollution Control Assets Lease. The Pollution Control Assets are those assets listed on Exhibit A-4 to the Equipment Head Lease and Exhibit A-4 to the Equipment Operating Lease.

"POLLUTION CONTROL ASSETS LEASE" shall mean the Lease Agreement, dated as of December 15, 1994, between the Pollution Control Assets Lessor and Old Dominion, as amended from time to time, including, without limitation, as amended by the Assignment, Assumption and Release Agreement, dated as of February 29, 1995, among Esbelto B.V., Green Assets B.V. and Old Dominion.

"POLLUTION CONTROL ASSETS LESSOR" shall mean Green Assets B.V., a limited liability company organized under the laws of The Netherlands, as lessor under the Pollution Control Assets Lease, together with its successors and permitted assigns.

"POWER PURCHASER" shall mean a Person becoming a purchaser of power under a Power Sales Agreement pursuant to Section 15.3 of the Equipment Operating Lease.

"POWER SALES AGREEMENT" shall mean a wholesale power purchase agreement substantially in the form of Exhibit B to the Equipment Operating Lease.

"PROPERTY" shall have the meaning specified in the Leasehold Mortgage.

"PROPOSED TAX LAW CHANGE" shall mean any proposed amendment, modification, addition or change in or to the provisions of, or the official interpretation of, section 467 of the Code that is proposed through amendment to the Code or by final or proposed regulation thereunder promulgated by the U.S. Treasury Department on the Closing Date.

"PRUDENT UTILITY PRACTICES" shall have the meaning specified in, and as interpreted for purposes of, Section 1.67 of the Clover Operating Agreement as in effect on the Closing Date.

"PURCHASE  OPTION" shall have the meaning  specified in paragraph (a) of Section
15.1 of the Equipment Operating Lease.

"PURCHASE OPTION PRICE" shall mean $412,685,984.

"QUALIFYING LETTER OF CREDIT" shall mean an irrevocable transferable letter of credit issued for the benefit of the Owner Participant by a Qualifying Letter of Credit Bank securing Old Dominion's obligation to pay all amounts of Basic Rent, Supplemental Rent, Foundation Basic Rent and Foundation Supplemental Rent, having a stated expiration date of not earlier than one year after the date of original issuance and a drawing amount, (a) as of the date of issuance of such Qualifying Letter of Credit and (b) as of each annual anniversary of the date of issuance of such Qualifying Letter of Credit, equal to the sum of:

         (x) the highest Termination Value under the Equipment Operating Lease in the twelve month period following such date of issuance or annual anniversary, and

         (y) the highest Termination Value under the Foundation Operating Lease in the twelve month period following such date of issuance or annual anniversary;

MINUS, the sum of:

         (A) the Qualifying Security Value as of such date of issuance or annual anniversary, and

         (B) the outstanding principal amount of the Loan Certificates on the date of such highest Termination Values.

"QUALIFYING LETTER OF CREDIT BANK" shall mean (i) Nationsbank, N.A., provided its senior unsecured debt obligations are rated at least "A+" by S&P and at least "A1" by Moody's, or (ii) a United States branch of any bank, the senior unsecured debt obligations (or long-term deposits) of which are rated by at least one Rating Agency and are rated at least "AA" (or the equivalent thereof) by each Rating Agency providing a rating in respect of such obligations (or deposits) as of the date of the issuance of a Qualifying Letter of Credit.

"QUALIFYING SECURITY" shall mean:

                  (a) (i) a note, bond, certificate of deposit, guaranteed investment contract or other unqualified obligation of a bank, investment bank or Affiliates of either, insurance company, savings and loan association, CFC or CoBank ACB, the senior unsecured debt obligations of which (or long-term deposits of which) are rated by at least one Rating Agency and are rated at least "AA-" (or the equivalent thereof) by each Rating Agency providing a rating in respect of such obligations (or deposits); or

                      (ii) securities which are rated by at least one Rating Agency and are rated at least "AA-" (or the equivalent thereof) by each Rating Agency providing a rating in respect of such obligations (not including a rating reflecting that of any bond insurer); or

                      (iii) securities which are insured under a bond insurance policy issued by a bond insurer whose claim paying ability has been rated by at least one Rating Agency and has been rated "AAA" (or the equivalent thereof) by each Rating Agency providing a rating in respect of such claim paying ability; or

                      (iv)     a Qualifying Letter of Credit; or

                      (v) a combination of the obligations set forth in clauses (i), (ii), (iii) and (iv);

                  (b) securities which are pledged by Old Dominion to the Owner Trustee under the Pledge Agreement as security for Old Dominion's obligations under the Equipment Operating Lease to pay all amounts of Basic Rent, Termination Value and amounts sized by reference to Termination Value thereunder; and

                  (c) securities which provide for the payment of interest and principal or provide for redemption at the option of the holders thereof, at such times and in such amounts as shall, on and after the first anniversary of the Closing Date, be sufficient to pay all amounts of (x) Basic Rent and Foundation Basic Rent in excess of principal and interest due and payable on the Loan Certificates outstanding on each Rent Payment Date and (y) the Purchase Option Price and the Foundation Purchase Option Price in excess of the principal and interest due and payable on the Loan Certificates outstanding on the Expiration Date.

"QUALIFYING SECURITY VALUE", with respect to any Qualifying Security, shall mean, as of any date, the market value of the note, bond, certificate of deposit, guaranteed investment contract or other unqualified obligation, security, or insured Old Dominion Bonds, or the maximum drawing amount in such twelve month period under a letter of credit. The market value of any note, bond, certificate of deposit, guaranteed investment contract or other unqualified obligation, security or insured Old Dominion Bonds not publicly traded as of any date of determination constituting a Qualifying Security shall be computed by an investment banking firm appointed by the Owner Participant and reasonably acceptable to Owner Participant.

"RATING AGENCIES" shall mean S&P and Moody's.

"REAL PROPERTY" shall mean the Unit 1 Site and the Common Facilities Site.

"REASONABLE BASIS" for a position shall exist if tax counsel may properly advise reporting such position on a tax return in accordance with Formal Opinion 85-352 issued by the Standing Committee on Ethics and Professional Responsibility of the American Bar Association (or any successor to such Opinion).

"REGULATORY EVENT OF LOSS" shall mean an Event of Loss of the type described in clause (iv) of the definition thereof.

"RENEWAL GROUND LEASE TERM" shall have the meaning specified in Section 2.3 of the Ground Lease and Sublease.

"RENT" shall mean all Basic Rent and all Supplemental Rent.

"RENT PAYMENT DATE" shall mean January 5, 1998, and each succeeding January 5 thereafter, to and including the Expiration Date.

"REPLACEMENT  CLOSING DATE" shall have the meaning specified in paragraph (c) of
Section 10.3 of the Equipment Operating Lease.

"REPLACEMENT COMPONENT" shall have the meaning specified in Section 7.2 of the Equipment Operating Lease or the Foundation Operating Lease, as the case may be.

"REQUIRED LENDERS" shall mean Lenders holding more than 50% of the aggregate principal amount of outstanding Loan Certificates.

"REQUIRED MODIFICATION" shall have the meaning specified in Section 8.1 of the Equipment Operating Lease or the Foundation Operating Lease, as the case may be.

"RESET RATE" shall have the meaning specified in Section 2.12 of the Loan Agreement.

"RESPONSIBLE OFFICER" shall mean, with respect to any Person, its Chairman of the Board, its President, any Senior Vice President, the Chief Financial Officer, any Vice President, the Treasurer or any other management employee (a) that has the power to take the action in question and has been authorized, directly or indirectly, by the Board of Directors of such Person, (b) working under the direct supervision of such Chairman of the Board, President, Senior Vice President, Chief Financial Officer, Vice President or Treasurer and (c) whose responsibilities include the administration of the transactions and agreements contemplated by the Operative Documents.

"RETAINED ASSETS" shall mean (i) all assets constituting the Unit 1 Equipment which are not Pollution Control Assets and (ii) all assets constituting the Common Facility Equipment which are not Pollution Control Assets. The Retained Assets are those assets listed on Exhibit A-3 to the Equipment Head Lease and Exhibit A-3 to the Equipment Operating Lease.

"RETURN  OPTION"  shall have the meaning  specified in paragraph  (c) of Section
15.1 of the Equipment Operating Lease.

"S&P" shall mean Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or any successor thereto.

"SCHEDULED CLOSING DATE" shall mean February 29, 1996 and any date set for Closing in a notice of postponement pursuant to Section 2.2(c) of the Participation Agreement.

"SECOND SEVERANCE AGREEMENT" shall mean the Personal Property Agreement, dated as of February 29, 1996, in substantially the form of Exhibit N to the Participation Agreement, between Old Dominion and Virginia Power.

"SECURED CLAIMS" shall have the meaning specified in Section 3 of the Pledge Agreement.

"SECURED DEPOSIT CLAIMS" shall have the meaning specified in Section 3 of the Deposit Pledge Agreement.

"SECURED INDEBTEDNESS" shall have the meaning specified in the Granting Clause of the Loan Agreement.

"SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

"SECURITY" shall have the same meaning as in Section 2(1) of the Securities Act.

"SECURITY AGREEMENTS" shall mean, collectively, the Deposit Pledge Agreement, the Payment Undertaking Pledge Agreement and the Pledge Agreement.

"SERIES A LOAN CERTIFICATES" shall mean Series A Loan Certificates, dated the Closing Date, in substantially the form of Exhibit A to the Loan Agreement, in an initial principal amount equal to the Series A Loan Commitment, issued by the Owner Trustee to the Lenders pursuant to the Loan Agreement.

"SERIES A LOAN COMMITMENT" shall mean $239,861,780.

"SERIES B LOAN CERTIFICATES" shall mean Series B Loan Certificates, dated the Closing Date, in substantially the form of Exhibit B to the Loan Agreement, in an initial principal amount equal to the Series B Loan Commitment, issued by the Owner Trustee to the Lenders pursuant to the Loan Agreement.

"SERIES B LOAN COMMITMENT" shall mean $26,654,309.

"SERIES 1996 LOAN CERTIFICATES" shall mean the Series A Loan Certificates and the Series B Loan Certificates.

"SERVICE  CONTRACT OPTION" shall have the meaning  specified in paragraph (b) of
Section 15.1 of the Equipment Operating Lease.

"SEVERABLE MODIFICATION" shall mean any Modification that is readily removable without causing material damage to Clover Unit 1.

"SEVERANCE AGREEMENTS" shall mean the First Severance Agreement and the Second Severance Agreement.

"SIGNIFICANT DAMAGE EVENT" shall mean any event (a) which causes damage to Clover Unit 1 for which Old Dominion's share under the Clover Operating Agreement of the cost of repair which is not covered by the proceeds of property damage insurance is reasonably estimated to exceed $10,000,000, or (b) which is reasonably estimated to result in Clover Unit 1 being removed from commercial operation for a period of 60 days or more; PROVIDED, HOWEVER, that, damage or interruption of the type specified in clause (a) or (b) above shall not be a Significant Damage Event if at the time such damage or interruption occurs, (i) Old Dominion shall have wholesale power contracts with its cooperative members providing for a formulary rate or such other rate mechanism which permits Old Dominion to recover, to the extent not covered by insurance, Old Dominion's share of the costs of repair of such damage to Clover Unit 1 and any additional costs (less any savings in fuel or maintenance cost as a result of Clover Unit 1 not being operational) incurred by Old Dominion in connection with the purchase of replacement power during any such interruption in commercial operation of Clover Unit 1, (ii) such formulary rate or such rate mechanism has been filed with or approved by the appropriate regulatory authorities having jurisdiction over the rates charged to member cooperatives by Old Dominion if and to the extent such filing or approval is required by Applicable Law and (iii) is supplying energy to its member cooperatives in accordance with such wholesale power contracts.

"SPECIFIED SUM" shall mean $239,861,780, the amount paid by Old Dominion to the Bank in consideration of the obligations of the Bank under the Payment Undertaking Agreement.

"SUBSIDIARY" of any Person shall mean any corporation, association, or other business entity of which more than 50% (by number of votes) of the voting stock at the time outstanding shall at the time be owned, directly or indirectly, by such Person or by any other corporation, association or trust which is itself a Subsidiary within the meaning of this definition, or collectively by such Person and any one or more such Subsidiaries.

"SUPPLEMENTAL FINANCING" shall have the meaning specified in Section 10.1 of the Participation Agreement.

"SUPPLEMENTAL RENT" shall mean any and all amounts, liabilities and obligations (other than Basic Rent) which Old Dominion assumes or agrees to pay under the Operative Documents (other than the Foundation Operating Lease) to the Owner Trustee or any other Person, including, but not limited to, Termination Value and if and to the extent applicable, the Purchase Option Price or the Walk Away Payment.

"TAX" or "TAXES" shall mean all sales taxes, use taxes, transfer taxes, value-added taxes, ad valorem taxes, property taxes (personal and real, tangible and intangible), income taxes, gross receipts taxes, withholding taxes and stamp taxes, levies, assessments, withholdings and other charges and impositions of any nature, plus all related penalties, fines and additions to tax, imposed by any federal, state or local government or other taxing authority.

"TAX ADVANCE" shall have the meaning specified in Section 8.2(g) of the Participation Agreement.

"TAX ASSUMPTIONS" shall have the meaning specified in Section 2 of the Tax Indemnity Agreement.

"TAX BENEFIT" shall have the meaning specified in Section 8.2(e) of the Participation Agreement.

"TAX CHANGE" shall have the meaning specified in Section 4(e) of the Tax Indemnity Agreement.

"TAX CLAIM" shall have the meaning specified in Section 8.2(g) of the Participation Agreement.

"TAX INDEMNITEE" shall have the meaning specified in Section 8.2(a) of the Participation Agreement.

"TAX INDEMNITY AGREEMENT" shall mean the Tax Indemnity Agreement, dated as of February 29, 1996, in substantially the form of Exhibit M to the Participation Agreement, between Old Dominion and the Owner Participant.

"TERM", with respect to the Equipment Operating Lease and the Foundation Operating Lease, shall mean the Interim Term and the Basic Term.

"TERMINATION DATE" shall mean each of the monthly dates during the Term identified as a "Termination Date" on Schedule 2 of the Equipment Operating Lease or Schedule 2 of the Foundation Operating Lease, as the case may be.

"TERMINATION VALUE" for any Termination Date shall mean (a) with respect to the Equipment Interest, the product of the Equipment Interest Cost and the appropriate percentage as determined in accordance with Schedule 2 of the Equipment Operating Lease and (b) with respect to the

Foundation Interest, the product of the Foundation Interest Cost and the appropriate percentage as determined in accordance with Schedule 2 of the Foundation Operating Lease.

"TRANSACTION COSTS" shall mean the following:

                  (i) the cost of reproducing and printing the Operative Documents and all costs and fees in connection with the initial filing and recording of the Foundation Head Lease, the Foundation Operating Lease, the Option Agreement and the Leasehold Mortgage and any other document required to be filed or recorded pursuant to the provisions hereof or of any other Operative Document and any Uniform Commercial Code filing fees in respect of the perfection of any security interests created by any of the Operative Documents or as otherwise reasonably required by the Owner Participant;

                  (ii) the reasonable fees and expenses of Chadbourne & Parke LLP, special counsel for the Owner Participant (up to the amount separately agreed to by the Owner Participant and Old Dominion) and of Mays & Valentine, special Virginia counsel to the Owner Participant, for their services rendered in connection with the negotiation, execution and delivery of the Operative Documents;

                  (iii) the reasonable fees and expenses of Orrick, Herrington & Sutcliffe, special counsel for Old Dominion (up to the amount separately agreed to by Old Dominion), for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  (iv) the reasonable fees and expenses of LeClair Ryan, general Virginia counsel for Old Dominion (up to the amount separately agreed to by Old Dominion), for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  (v) the reasonable fees and expenses of Day, Berry & Howard, special counsel for the Owner Trustee (up to the amount separately agreed to by the Owner Trustee and Old Dominion), for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  (vi) the reasonable fees and expenses of Davis Polk & Wardwell, special counsel for the Agent and the Lenders (up to the amount separately agreed to by the Agent and Old Dominion), for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents;

                  (vii) the reasonable fees and expenses of Williams, Mullen, Christian & Dobbins, special counsel to the Owner Trustee, for their services rendered in connection with the negotiation, execution and delivery of the Participation Agreement and the other Operative Documents to which it is a party;

                  (viii) the initial fees and expenses of the Owner Trustee in connection with the execution and delivery of the Participation Agreement and the other Operative Documents to which it is or will be a party;

                  (ix) the fees of the Engineer (up to the amount separately agreed to by the Engineer and Old Dominion), for its services rendered in connection with delivering the Engineering Report required by
         Section 4.14 of the Participation Agreement;

                  (x) the fees of the Appraiser (up to the amount separately agreed to by the Appraiser and Old Dominion), for its services rendered in connection with delivering the Appraisal required by Section 4.16 of the Participation Agreement;

                  (xi) the fee of the Advisor to the Lessee (up to the amount separately agreed to by BOT and Old Dominion), for its services rendered in connection with the transactions contemplated by the Participation Agreement;

                  (xii)    the premium for the bond insurance issued by AMBAC;

                  (xiii) travel expenses incurred by the Owner Participant and the Owner Trustee in connection with the transactions contemplated by the Participation Agreement; and

                  (xiv)  the  facility  fee  payable  to  First  Union   Leasing
         Corporation (in the amount agreed to by said Corporation and Old Dominion).

Notwithstanding the foregoing, Transaction Costs shall not include internal costs and expenses such as salaries and overhead of whatsoever kind or nature nor costs incurred by the parties to the Participation Agreement pursuant to arrangements with third parties for services (other than those expressly referred to above or listed on Schedule 1 to the Participation Agreement), such as computer time procurement, financial analysis and consulting, advisory services, and costs of a similar nature.

"TRANSACTION PARTY" shall mean, individually or collectively as the context shall require, all or any of the parties to the Operative Documents (including the Trust Company).

"TRANSFEREE" shall have the meaning specified in Section 5.1(a) of the Participation Agreement.

"TRANSFEREE GUARANTY" shall mean a guaranty of the obligations of a Transferee executed pursuant to Section 5.1 of, and in substantially the form of Exhibit P to, the Participation Agreement.

"TRANSFEREE'S GUARANTOR" shall mean any Person which shall guaranty the obligations of a Transferee under the Operative Documents in accordance with
Section 5.1 of the Participation Agreement.

"TRANSMISSION AND INTERCONNECTION AGREEMENT" shall mean a transmission and interconnection agreement to be entered into by the Owner Trustee and Old Dominion in connection with Old Dominion's exercise of the Service Contract Option under the Equipment Operating Lease;

"TREASURY REGULATIONS" shall mean regulations, including temporary regulations, promulgated under the Code.

"TRUST AGREEMENT" shall mean the Trust Agreement, dated as of February 29, 1996, substantially in the form of Exhibit A to the Participation Agreement, between the Owner Participant and the Owner Trustee in its individual capacity to the extent expressly stated therein and otherwise not in its individual capacity but solely as trustee thereunder.

"TRUST   COMPANY"   shall  mean  State   Street  Bank  and  Trust   Company,   a
state-chartered trust company organized and existing under the laws of the Commonwealth of Massachusetts.

"TRUST ESTATE" shall mean all the estate, right, title and interest of the Owner Trustee in, to and under the Lessor's Unit 1 Interest and the Operative Documents, including, without limitation, all funds advanced to the Owner Trustee by the Owner Participant, all installments and other payments of Basic Rent, Foundation Basic Rent, Supplemental Rent, Foundation Supplemental Rent, Termination Value under the Equipment Operating Lease and the Foundation Operating Lease, condemnation awards, purchase price, sale proceeds, and all other proceeds of any kind for or with respect to the Lessor's Unit 1 Interest and the Operative Documents, but shall not include Excluded Property.

"TRUSTEES" shall mean David S. Cohn and C. Cotesworth Pinckney as trustees under the Leasehold Mortgage, and their successors and persons or entities substituted for them.

"UNIT 1 EQUIPMENT" shall mean those assets listed on Exhibit A-1 to the Equipment Head Lease and Exhibit A-1 to the Equipment Operating Lease. The Unit 1 Equipment includes Retained Assets and Pollution Control Assets which are located on the Unit 1 Site, but does not include the Common Facilities Equipment, the Unit 1 Foundation, the Common Facilities Foundation or the Clover Real Estate.

"UNIT 1 FOUNDATION" shall mean all foundations, supports, structures and other improvements situated on the Unit 1 Site, including those upon which the Unit 1 Equipment is situated.

"UNIT 1 SITE" shall mean the land on which the Clover Unit 1 Generating Facility is situated, which land is described in Schedule 2 to Exhibit A to the Option Agreement.

"UNIT 2 EQUIPMENT" shall mean those assets used in connection with Clover Unit 2, but does not include the Common Facilities Equipment, the Unit 2 Foundation, the Common Facilities Foundation or the Clover Real Estate.

"UNIT 2 FOUNDATION" shall mean all foundations, supports, structures and other improvements situated on the Unit 2 Site, including those upon which the Unit 2 Equipment is situated.

"UNIT 2 PARTIES" shall mean at any time all of the parties (other than Virginia Power or any successor thereto) which are then tenants or grantees of all or any portion of interest in Clover Unit 2.

"UNIT 2 SITE" shall mean the land on which the Clover Unit 2 Generating Facility is situated, which land is described in Schedule 3 to Exhibit A to the Option Agreement.

"UNITED STATES" shall mean the United States of America.

"UTRECHT-AMERICA"   shall  mean  Utrecht-America   Finance  Co.,  a  corporation
organized and existing under the laws of the State of Delaware and any successor thereto.

"VIRGINIA COMMISSION" shall mean the State Corporation Commission of Virginia, including any successor governmental agency.

"VIRGINIA COMMISSION ORDER" shall mean the order issued by the Virginia Commission with respect to the Overall Transaction (Case No. PUA950049) on December 5, 1995.

"VIRGINIA POWER" shall mean Virginia Electric and Power Company, a corporation organized under the laws of the Commonwealth of Virginia and any successor thereto.

"WALK AWAY PAYMENT" shall mean an amount equal to the excess (if any) of Termination Value with respect to the Equipment Interest over the Fair Market Sales Value of the Equipment Interest both determined as of the Expiration Date (minus a reasonable allowance for hypothetical disposition costs), such excess not to exceed such Termination Value minus 20% of the Equipment Interest Cost; PROVIDED that under all circumstances the Walk Away Payment when combined with the Foundation Walk Away Payment, the Basic Rent and Foundation Basic Rent payable on the Expiration Date, shall be at least equal to the outstanding principal amount of and accrued interest on the Loan Certificates on the Expiration Date.